UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-23669

Nuveen Multi-Asset Income Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Mark L. Winget

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (312) 917-7700

Date of fiscal year end:    December 31

Date of reporting period:    December 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

December 31, 2022

Nuveen Closed-End Funds

NMAI	Nuveen Multi-Asset Income Fund

Annual Report

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NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

Chair’s Letter to Shareholders

Dear Shareholders,

With more economic indicators pointing to a broadening contraction across the world’s economies, the conversation has shifted from debating whether a global recession would happen to considering how long and severe a recession would be. Higher than expected inflation has made the outcome more unpredictable, as it has dampened consumer sentiment, pushed central banks into raising interest rates more aggressively and contributed to considerable turbulence in the markets over the past year.

Inflation has surged partially due to pandemic-related supply chain bottlenecks, exacerbated by Russia’s war in Ukraine and China’s recurring COVID-19 lockdowns throughout the year until China’s zero-COVID policy effectively ended in December 2022. This necessitated forceful responses from the U.S. Federal Reserve (Fed) and other central banks, who signaled their intentions to slow inflation even if it meant tolerating materially slower economic growth and some softening in the labor market. In March 2022, the Fed began the fastest interest rate hiking cycle in its history, raising the target fed funds rate by 4.50% over a ten-month span to a range of 4.50% to 4.75% by January 2023. While inflation began to ease over the second half of 2022, it remains far higher than the Fed’s inflation target. Fed officials are closely monitoring inflation data and other economic measures to modify their rate setting policy based upon these factors and has more recently slowed the pace of monetary tightening. But additional rate hikes are expected until the Fed sees sustainable progress toward its inflation goals. Despite contracting in the first half of 2022, U.S. gross domestic product grew 2.1% in the year overall compared to 2021. Consumer spending remained relatively resilient in 2022, supported by a surprisingly strong labor market that suggested not all areas of the economy were weakening in unison.

While markets will likely continue fluctuating with the daily headlines, we encourage investors to keep a long-term perspective. To learn more about how well your portfolio is aligned to your time horizon, risk tolerance and investment goals, consider reviewing it with your financial professional.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Terence J. Toth

Chair of the Board

February 23, 2023

Portfolio Managers’ Comments

Nuveen Multi-Asset Income Fund (NMAI)

The Nuveen Multi-Asset Income Fund (NMAI) features a dynamic multi-asset allocation strategy that may invest in a portfolio of equity and debt securities of issuers located around word through access to all the different types of equity and income strategies offered by Nuveen Asset Management, LLC (NAM), Teachers Advisors, LLC (TAL) and Winslow Capital Management LLC (Winslow). NAM, TAL and Winslow each serve as a sub-adviser to the Fund and are each an affiliate of Nuveen Fund Advisors, LLC, the Fund’s investment adviser. The Fund’s portfolio managers are Nathan S. Shetty, CFA, FRM, and Anurag Dugar.

Here the Fund’s portfolio management team reviews economic and financial market conditions, key investment strategies and the Fund’s performance for the twelve-month reporting period ended December 31, 2022. For more information on the Fund’s investment objectives and policies, please refer to the Shareholder Update section at the end of the report.

What factors affected the U.S. economy and financial markets during the twelve-month reporting period ended December 31, 2022?

In 2022, the U.S. economy grew at a pace of 2.1%, normalizing from its rapid post-pandemic recovery in 2021 when it expanded 5.9%, according to the U.S. Bureau of Economic Analysis. Although a moderation was largely expected, gross domestic product (GDP) unexpectedly contracted in the first half of the year. China’s Zero-COVID restrictions (later lifted in December 2022) and the Russia-Ukraine war worsened existing pandemic-related supply chain disruptions and drove food and energy prices higher. Inflation rose more than expected over much of 2022, which pressured global central banks to respond with more aggressive measures and increased recession risks.

Beginning in March 2022, the U.S. Federal Reserve (Fed) raised its target fed funds rate seven times during the reporting period, bringing it from near zero at the start of the year to a range of 4.25% to 4.50%. In early 2023, after the close of the reporting period, the Fed raised its rate by 0.25% to a range of 4.50% to 4.75%. The Fed’s activity led to significant volatility in bond and stock markets in 2022. In addition, it contributed to a surge in the U.S. dollar’s value relative to major world currencies, which acts as a headwind to the profits of international companies and U.S. domestic companies with overseas earnings. Global currency and bond markets were further roiled in September 2022 by an unpopular fiscal spending proposal in the U.K. but recovered after the plans were abandoned.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

The Fund uses credit quality ratings for its portfolio securities provided by Standard & Poor’s Group, Moody’s Investors Service, Inc. and Fitch, Inc. If all three provide a rating for a security, the middle is used; if two of the three agencies rate a security, the lower rating is used; and if only one rating agency rates a security, that rating is used. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies. Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)

Inflation and higher borrowing costs weighed on consumer confidence and spending and notably cooled the housing market in 2022. However, the labor market, another key gauge of the economy’s health, remained resilient. By July 2022, the economy had recovered the 22 million jobs lost since the beginning of the pandemic. As of December 2022, the unemployment rate remained near its pre-pandemic low of 3.5%, although monthly job growth appeared to be slowing. The strong labor market and wage gains helped U.S. GDP return to expansion in the third and fourth quarters of 2022, growing at an annualized rate of 3.2% and 2.9%, respectively.

Because of high inflation, a hawkish Fed policy and elevated geo-political risks, both stocks and bonds suffered losses during the reporting period. Within equities, value stocks significantly outperformed growth stocks, and international developed stocks outperformed U.S. and emerging market stocks. Within public real assets, global infrastructure stocks significantly outperformed real estate investment trusts (REITs). Within fixed income, floating rate loans were the best-performing asset class amid a steep rise in yields driven by nominal rates and spreads. Longer-duration assets such as emerging markets debt, investment grade corporate bonds and long-duration treasuries were among the worst performers.

What key strategies were used to manage the Fund during the twelve-month reporting period ended December 31, 2022?

The Fund seeks to provide attractive total return through high current income and capital appreciation. The Fund dynamically invests in a portfolio of equity and debt securities of issuers located around the world. This dynamic investment strategy uses a risk-based framework to determine the allocations. The relative allocations of the Fund’s managed assets for investment between equity and debt securities, and relative allocations to the different types of equity and income strategies, will vary from time to time, consistent with the Fund’s investment objective. The Fund uses leverage. Leverage is discussed in more detail in the Fund Leverage section of this report.

At the beginning of the reporting period, amid rising inflation concerns and in anticipation of a hawkish pivot from the Fed, the portfolio management team reduced the Fund’s allocation to rate-sensitive assets like mortgage-backed securities (MBS) in favor of floating rate loans. Around mid-year and then again later in the reporting period, after significant outperformance, the portfolio management team reduced the Fund’s exposure to loans because of rising recession fears and an anticipated downward revision to earnings, particularly for the lower quality spectrum. The portfolio management team also increased the Fund’s allocation to short-term, high-grade bonds and cash. Late in the reporting period, the portfolio management team reduced the allocation to emerging market debt and preferred because of their long spread duration exposure and concerns about the potential for spread widening going forward. Within equities, global financial conditions tightened driven by rising rates, U.S. dollar strength, and downward pressure on global growth. As a result, the Fund’s overall equity allocation was reduced by decreasing exposure to international developed markets and emerging markets stocks while slightly increasing the U.S. exposure by way of defensive equities like REITs and dividend growth stocks.

How did the Fund perform during the twelve-month reporting period ended December 31, 2022?

For the twelve-month reporting period ended December 31, 2022, NMAI significantly underperformed the NMAI Blended Benchmark, which consists of: 1) 50% MSCI ACWI Index (Net) and 2) 50% Bloomberg U.S. Corporate High Yield Bond Index. For purposes of this Performance Commentary, references to relative performance are in comparison to the NMAI Blended Benchmark.

The Fund’s use of leverage through bank borrowings and reverse repurchase agreements significantly detracted from relative performance during the reporting period. However, the Fund’s use of leverage was accretive to overall common share income.

Additional detractors from the Fund’s relative performance were out of benchmark allocations to U.S. REITs and emerging markets debt. U.S. REITs underperformed the MSCI ACWI Index (Net) benchmark in 2022 while emerging market debt underperformed the Bloomberg U.S. Corporate High Yield Bond Index benchmark.

Partially offsetting the underperformance was the Fund’s allocation to global infrastructure stocks and the value tilt within U.S. stocks as they generally outperformed global equities (the MSCI ACWI Index benchmark). The Fund’s allocation to floating rate loans helped improve relative results within fixed income. Security selection within the preferred segment also added value.

Fund Leverage

IMPACT OF THE FUND’S LEVERAGE STRATEGY ON PERFORMANCE

One important factor impacting the returns of the Fund’s common shares relative to its comparative benchmarks was the Fund’s use of leverage through the use of bank borrowings, mortgage dollars rolls and reverse repurchase agreemants. The Fund uses leverage because our research has shown that, over time, leveraging provides opportunities for additional income. The opportunity arises when short-term rates that the Fund pays on its leveraging instruments are lower than the interest the Fund earns on its portfolio securities that it has bought with the proceeds of that leverage.

However, use of leverage can expose Fund common shares to additional price volatility. When a Fund uses leverage, the Fund’s common shares will experience a greater increase in their net asset value if the securities acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the bonds acquired through leverage decline in value. All this will make the shares’ total return performance more variable, over time.

In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. In recent quarters, fund leverage expenses have generally tracked the overall movement of short-term interest rates. While fund leverage expenses are somewhat higher than their recent lows, leverage nevertheless continues to provide the opportunity for incremental common share income, particularly over longer-term periods.

The Fund’s use of leverage significantly detracted from relative performance during this reporting period. However, the Fund’s use of leverage was accretive to overall common share income.

As of December 31, 2022 the Fund’s percentages of leverage are as shown in the accompanying table.

NMAI
Effective Leverage*	34.44%
Regulatory Leverage*	28.14%
*

Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of reverse repurchase agreements, certain derivative and other investments in the Fund’s portfolio that increase the Fund’s investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of the Fund. Both of these are part of a Fund’s capital structure. The Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of the Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUND’S REGULATORY LEVERAGE

Bank Borrowings

As noted previously, the Fund employs leverage through the use of bank borrowings. The Fund’s bank borrowing activities are as shown in the accompanying table.

Current Reporting Period					Subsequent to the Close of the Reporting Period
Outstanding Balance as of January 1, 2022	Draws	Paydowns	Outstanding Balance as of December 31, 2022	Average Balance Outstanding	Draws	Paydowns	Outstanding Balance as of February 23, 2023
$178,550,000	$91,520,000	$(94,469,000)	$175,601,000	$194,558,981	$ —	$(19,000,000)	$156,601,000

Refer to Notes to Financial Statements, Note 8 – Fund Leverage for further details.

Reverse Repurchase Agreements

As noted previously, the Fund uses reverse repurchase agreements, in which the Fund sells to a counterparty a security that it holds with a contemporaneous agreement to repurchase the same security at an agreed-upon price and date. The Fund’s transactions in reverse repurchase agreements are as shown in the accompanying table.

Current Reporting Period					Subsequent to the Close of the Reporting Period
Outstanding Balance as of January 1, 2022	Sales	Purchases	Outstanding Balance as of December 31, 2022	Average Balance Outstanding	Sales	Purchases	Outstanding Balance as of February 23, 2023
$ —	$274,529,500	$(214,635,750)	$59,893,750	$52,486,470	$15,765,000	$(16,765,770)	$58,892,980

Refer to Notes to Financial Statements, Note 8 – Fund Leverage for further details.

Common Share Information

DISTRIBUTION INFORMATION

The following information regarding the Fund’s distributions is current as of December 31, 2022, the Fund’s fiscal and tax year end, and may differ from previously issued distribution notifications. This notice provides shareholders with information regarding fund distributions, as required by current securities laws. You should not draw any conclusions about the Fund’s investment performance from the amount of the distribution or from the terms of the Fund’s Managed Distribution Policy.

The Fund may in certain periods distribute more than its income and net realized capital gains; therefore, a portion of the distributions may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions set forth below are for financial reporting purposes and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year-end. More details about the Fund’s distributions and the basis for these estimates are available on www.nuveen.com/cef.

The following tables provide information regarding the Fund’s common share distributions and total return performance for the fiscal year ended December 31, 2022. This information is intended to help you better understand whether the Fund’s returns for the specified time period were sufficient to meet its distributions.

Data as of December 31, 2022

		Per Share Sources of Distribution				Percentage of the Distribution
NMAI (FYE 12/31)	Per Share Distribution	Net Investment Income	Long-Term Gains	Short-Term Gains	Return of Capital[1]	Net Investment Income	Long-Term Gains	Short-Term Gains	Return of Capital[1]
Fiscal YTD	$2.2347	$.3501	$1.8846	$0.0000	$0.0000	15.67%	84.33%	0.00%	0.00%

		Annualized
NMAI (FYE 12/31) Inception Date	Net Asset Value (NAV)	1-Year Return on NAV	Since Inception Return on NAV	Fiscal YTD Dist Rate on NAV
Nov 2021	$13.41	(21.91)%	(18.61)%	10.44%

[1]

Return of Capital may represent unrealized gains, return of shareholder’s principal, or both. In certain circumstances, all or a portion of the return of capital may be characterized as ordinary income under federal tax law. The actual tax characterization will be provided to shareholders on Form 1099-DIV shortly after calendar year-end.

NUVEEN CLOSED-END FUND DISTRIBUTION AMOUNTS

The Nuveen Closed-End Funds’ monthly and quarterly periodic distributions to shareholders are posted on www.nuveen.com and can be found on Nuveen’s enhanced closed-end fund resource page, which is at https://www.nuveen.com/resource-center-closed-end-funds, along with other Nuveen closed-end fund product updates. To ensure timely access to the latest information, shareholders may use a subscribe function, which can be activated at this web page (https://www.nuveen.com/subscriptions).

COMMON SHARE REPURCHASES

During August 2022, the Fund’s Board of Trustees authorized an open-market share repurchase program, allowing the Fund to repurchase an aggregate of up to approximately 10% of its outstanding common shares.

During the current reporting period, the Fund did not repurchase any of its outstanding common shares. As of December 31, 2022 (and since the inception of the Fund’s repurchase programs), the Fund has cumulatively repurchased and retired common shares as shown in the accompanying table.

NMAI
Common shares cumulatively repurchased and retired	0
Common shares authorized for repurchase	3,340,000

OTHER COMMON SHARE INFORMATION

As of December 31, 2022, the Fund’s common share price was trading at a premium/(discount) to its common share NAV and trading at an average premium/(discount) to NAV during the current reporting period, as follows:

NMAI
Common share NAV	$13.41
Common share price	$11.49
Premium/(Discount) to NAV	(14.32)%
Average premium/(discount) to NAV	(12.64)%

NMAI	Nuveen Multi-Asset Income Fund Performance Overview and Holding Summaries as of December 31, 2022

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Cumulative Total Returns as of December 31, 2022*

	Average Annual
	1-Year	Since Inception
NMAI at Common Share NAV	(21.91)%	(18.61)%
NMAI at Common Share Price	(26.29)%	(27.44)%
S&P 500® Index	(18.11)%	(16.80)%
NMAI Blended Benchmark	(14.61)%	(14.15)%
*

For purposes of Fund performance, relative results are measured against the NMAI Blended Benchmark. The Fund’s Blended Benchmark consists of: 1) 50% MSCI ACWI Index (Net) and 2) 50% Bloomberg U.S. Corporate High Yield Bond Index.

Since inception returns are from 11/22/21. Performance data shown represents past performance and does not predict or guarantee future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Daily Common Share NAV and Share Price

Growth of an Assumed $10,000 Investment as of December 31, 2022 — Common Share Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

The Fund uses credit quality ratings for its portfolio securities provided by Standard & Poor’s Group, Moody’s Investors Service, Inc. and Fitch, Inc. If all three provide a rating for a security, the middle is used; if two of the three agencies rate a security, the lower rating is used; and if only one rating agency rates a security, that rating is used. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Common Stocks	51.5%
Asset-Backed and Mortgage-Backed Securities	18.4%
Real Estate Investment Trust Common Stocks	18.1%
Variable Rate Senior Loan Interests	17.7%
Exchange-Traded Funds	12.2%
$1,000 Par (or similar) Institutional Preferred	10.7%
Emerging Market Debt And Foreign Corporate Bonds	8.9%
Contingent Capital Securities	7.2%
$25 Par (or similar) Retail Preferred	4.4%
Corporate Bonds	3.0%
Warrants	0.1%
Investment Companies	0.0%
Repurchase Agreements	0.7%
Other Assets Less Liabilities	(0.1)%
Net Assets Plus Borrowings and Reverse Repurchase Agreements	152.8%
Borrowings	(39.2)%
Reverse Repurchase Agreements	(13.6)%
Net Assets	100.0%

Portfolio Credit Quality

(% of total fixed-income investments)

AAA	2.0%
AA	2.1%
A	0.8%
BBB	23.1%
BB or Lower	48.8%
N/R	23.2%
Total	100%

Portfolio Composition1

(% of total investments)

Asset-Backed and Mortgage-Backed Securities	12.1%
Real Estate Investment Trust Common Stocks	11.9%
Banks	9.0%
Emerging Market Debt And Foreign Corporate Bonds	5.9%
Oil, Gas & Consumable Fuels	4.8%
Pharmaceuticals	3.0%
Insurance	3.0%
Capital Markets	2.6%
Software	2.5%
Electric Utilities	2.4%
Transportation Infrastructure	2.1%
Hotels, Restaurants & Leisure	2.0%
Health Care Providers & Services	2.0%
Multi-Utilities	1.4%
Media	1.3%
Semiconductors & Semiconductor Equipment	1.1%
Commercial Services & Supplies	1.1%
Beverages	1.1%
Chemicals	1.0%
Industrial Conglomerates	1.0%
Health Care Equipment & Supplies	0.9%
Road & Rail	0.9%
Food Products	0.8%
Other	17.6%
Exchange-Traded Funds	8.0%
Investment Companies	0.0%
Repurchase Agreements	0.5%
Total	100%

Top Five Issuers

(% of total investments)

Fannie Mae Pool	7.2%
iShares Core MSCI Emerging Markets ETF	5.4%
Vanguard Short-Term Bond ETF	1.9%
Ginnie Mae II Pool	1.5%
Prologis Inc	1.4%

Country Allocation2

(% of total investments)

United States	69.7%
United Kingdom	4.1%
Japan	2.9%
France	2.7%
Canada	2.2%
Netherlands	1.9%
Australia	1.8%
Switzerland	1.8%
Germany	1.7%
Spain	1.3%
Mexico	0.8%
Other	9.1%
Total	100%

1	See the Portfolio of Investments for the remaining industries comprising “Other” and not listed in the table above.
2	Includes 6.9% (as a percentage of total investments) in emerging market countries.

Report of Independent Registered

Public Accounting Firm

To the Shareholders and Board of Trustees

Nuveen Multi-Asset Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Nuveen Multi-Asset Income Fund (the Fund), including the portfolio of investments, as of December 31, 2022, the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for the year then ended and the period from November 22, 2021 (commencement of operations) to December 31, 2021, and the related notes (collectively, the financial statements) and the financial highlights for the year then ended and the period from November 22, 2021 to December 31, 2021. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations and its cash flows for the year then ended, the changes in its net assets for the year then ended and the period from November 22, 2021 to December 31, 2021, and the financial highlights for the year then ended and the period from November 22, 2021 to December 31, 2021, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2022, by correspondence with custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more Nuveen investment companies since 2014.

Chicago, Illinois

February 27, 2023

NMAI	Nuveen Multi-Asset Income Fund Portfolio of Investments December 31, 2022

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 152.2% (99.5% of Total Investments)

	COMMON STOCKS – 51.5% (33.5% of Total Investments)

	Aerospace & Defense – 0.9%

23,957	Airbus SE	$2,848,544
1,077	Boeing Co/The (2)	205,158
295	Northrop Grumman Corp	160,955
7,060	Raytheon Technologies Corp (3)	712,495
	Total Aerospace & Defense	3,927,152

	Air Freight & Logistics – 0.3%

13,619	Deutsche Post AG	509,713
5,444	DSV A/S	860,899
939	United Parcel Service Inc, Class B	163,236
	Total Air Freight & Logistics	1,533,848

	Automobiles – 0.5%

2,031	Tesla Inc (2), (3)	250,178
149,700	Toyota Motor Corp	2,042,289
	Total Automobiles	2,292,467

	Banks – 2.9%

219,615	Banco Bilbao Vizcaya Argentaria SA	1,322,799
22,038	Bank of America Corp	729,898
15,355	Commonwealth Bank of Australia	1,066,479
122,916	ING Groep NV	1,497,258
21,307	JPMorgan Chase & Co	2,857,269
73,493	Nordea Bank Abp	789,077
2,490	PNC Financial Services Group Inc/The	393,271
50,500	Sumitomo Mitsui Financial Group Inc	2,031,737
7,183	US Bancorp	313,251
49,056	Wells Fargo & Co (3)	2,025,522
	Total Banks	13,026,561

	Beverages – 1.4%

19,723	Coca-Cola Co (3)	1,254,580
59,130	Diageo PLC	2,588,230
8,345	Heineken NV	786,034
13,975	Keurig Dr Pepper Inc	498,348
7,888	Monster Beverage Corp (2), (3)	800,869
1,155	PepsiCo Inc	208,662
	Total Beverages	6,136,723

	Biotechnology – 0.6%

11,524	AbbVie Inc	1,862,394
6,463	Seagen Inc (2), (3)	830,560
	Total Biotechnology	2,692,954

	Building Products – 0.5%

1,176	Allegion plc	123,786
18,804	Cie de Saint-Gobain	919,907
4,200	Daikin Industries Ltd	637,196
4,891	Masco Corp	228,263
2,154	Trane Technologies PLC	362,066
	Total Building Products	2,271,218

	Capital Markets – 0.9%

446	BlackRock Inc	316,049
6,395	Charles Schwab Corp/The	532,448
3,526	Goldman Sachs Group Inc/The (3)	1,210,758
7,800	Hong Kong Exchanges & Clearing Ltd	335,168

NMAI	Nuveen Multi-Asset Income Fund (continued)
Portfolio of Investments December 31, 2022

Shares	Description (1)	Value

	Capital Markets (continued)

11,808	Morgan Stanley (3)	$1,003,916
24,700	SBI Holdings Inc	470,603
	Total Capital Markets	3,868,942

	Chemicals – 1.3%

17,735	Corteva Inc (3)	1,042,463
4,688	DuPont de Nemours Inc	321,738
8,380	International Flavors & Fragrances Inc	878,559
2,362	Linde PLC (3)	770,437
8,246	Linde PLC	2,687,875
1,972	PPG Industries Inc	247,959
	Total Chemicals	5,949,031

	Commercial Services & Supplies – 0.8%

85,928	Cleanaway Waste Management Ltd	153,109
10,975	Republic Services Inc	1,415,665
8,473	Waste Connections Inc (3)	1,123,181
4,591	Waste Management Inc	720,236
	Total Commercial Services & Supplies	3,412,191

	Communications Equipment – 0.4%

31,912	Cisco Systems Inc	1,520,288
1,213	Motorola Solutions Inc	312,602
	Total Communications Equipment	1,832,890

	Construction & Engineering – 1.0%

5,204	Eiffage SA	511,886
48,596	Ferrovial SA	1,272,375
25,284	Vinci SA	2,520,483
	Total Construction & Engineering	4,304,744

	Construction Materials – 0.5%

36,346	CRH PLC	1,445,485
17,084	HeidelbergCement AG	968,065
	Total Construction Materials	2,413,550

	Consumer Finance – 0.1%

4,375	American Express Co	646,406

	Containers & Packaging – 0.3%

13,876	Crown Holdings Inc (3)	1,140,746
922	Packaging Corp of America	117,933
	Total Containers & Packaging	1,258,679

	Diversified Financial Services – 0.2%

1,858	Berkshire Hathaway Inc, Class B (2), (3)	573,936
32,100	ORIX Corp	513,814
	Total Diversified Financial Services	1,087,750

	Diversified Telecommunication Services – 0.5%

33,439	Cellnex Telecom SA, 144A	1,109,212
11,544	IHS Holding Ltd (2), (3)	70,996
35,825	Infrastrutture Wireless Italiane SpA, 144A	361,410
212,430	Koninklijke KPN NV	657,525
80,000	NETLINK NBN TRUST	49,581
	Total Diversified Telecommunication Services	2,248,724

	Electric Utilities – 3.0%

13,513	Alliant Energy Corp (3)	746,053
3,403	American Electric Power Co Inc	323,115
64,500	CK Infrastructure Holdings Ltd	336,563
7,500	CLP Holdings Ltd	54,642

Shares	Description (1)	Value

	Electric Utilities (continued)

2,805	Contact Energy Ltd	$13,727
7,137	Duke Energy Corp	735,040
109,126	EDP – Energias de Portugal SA	543,972
660	Elia Group SA/NV	93,827
1,647	Emera Inc	62,948
222,274	Enel SpA	1,195,421
1,106	Entergy Corp	124,425
12,531	Eversource Energy	1,050,599
10,745	Hydro One Ltd, 144A	287,829
74,331	Iberdrola SA	867,702
38,464	NextEra Energy Inc (3)	3,215,590
3,194	Orsted AS, 144A	288,756
15,746	PG&E Corp (2)	256,030
1,650	PPL Corp	48,213
13,241	Southern Co/The	945,540
4,418	SSE PLC	90,865
88,946	Terna – Rete Elettrica Nazionale	656,883
21,770	Xcel Energy Inc	1,526,295
	Total Electric Utilities	13,464,035

	Electrical Equipment – 0.1%

3,723	Eaton Corp PLC	584,325

	Electronic Equipment, Instruments & Components – 0.2%

1,500	Keyence Corp	582,367
3,667	TE Connectivity Ltd	420,971
	Total Electronic Equipment, Instruments & Components	1,003,338

	Energy Equipment & Services – 0.2%

7,238	Quarternorth Energy Holding Inc	986,778
7,368	Transocean Ltd (2)	33,598
	Total Energy Equipment & Services	1,020,376

	Entertainment – 0.8%

4,198	Metro-Goldwyn-Mayer Inc	18,576
39,910	Nintendo Co Ltd	1,678,079
44,855	Universal Music Group BV	1,084,713
10,829	Walt Disney Co (2), (3)	940,824
	Total Entertainment	3,722,192

	Food & Staples Retailing – 0.6%

2,678	Costco Wholesale Corp (3)	1,222,507
10,783	Walmart Inc (3)	1,528,922
	Total Food & Staples Retailing	2,751,429

	Food Products – 0.3%

7,521	Mondelez International Inc, Class A	501,274
5,905	Nestle SA	682,083
	Total Food Products	1,183,357

	Gas Utilities – 0.3%

2,026	AltaGas Ltd	34,984
55,689	APA Group	407,053
3,807	Enagas SA	63,305
61,001	Snam SpA	295,784
	Total Gas Utilities	801,126

	Health Care Equipment & Supplies – 0.9%

14,515	Abbott Laboratories	1,593,602
4,138	Baxter International Inc	210,914
17,422	Boston Scientific Corp (2), (3)	806,116
4,297	Medtronic PLC	333,963
3,550	Stryker Corp	867,939

NMAI	Nuveen Multi-Asset Income Fund (continued)
Portfolio of Investments December 31, 2022

Shares	Description (1)	Value

	Health Care Equipment & Supplies (continued)

1,149	Zimmer Biomet Holdings Inc	$146,497
	Total Health Care Equipment & Supplies	3,959,031

	Health Care Providers & Services – 0.9%

1,711	Cigna Corp	566,923
1,590	Elevance Health Inc	815,622
1,423	HCA Inc	341,463
12,280	Millennium Health LLC (2), (4)	1,817
11,534	Millennium Health LLC (2), (4)	554
3,936	UnitedHealth Group Inc (3)	2,086,789
	Total Health Care Providers & Services	3,813,168

	Hotels, Restaurants & Leisure – 0.5%

83,128	24 Hour Fitness Worldwide Inc (2)	831
174,789	24 Hour Fitness Worldwide Inc (2)	1,399
100	Booking Holdings Inc (2)	201,528
3,147	Hilton Worldwide Holdings Inc	397,655
6,889	McDonald’s Corp (3)	1,815,458
	Total Hotels, Restaurants & Leisure	2,416,871

	Household Durables – 0.7%

63	NVR Inc (2)	290,592
37,400	Sony Group Corp	2,850,687
	Total Household Durables	3,141,279

	Household Products – 0.5%

9,826	Procter & Gamble Co/The (3)	1,489,229
13,330	Reckitt Benckiser Group PLC	923,986
	Total Household Products	2,413,215

	Independent Power And Renewable Electricity Producers – 0.9%

9,371	Brookfield Renewable Corp, Class A	258,077
13,320	Clearway Energy Inc, Class C	424,509
2,594	EDP Renovaveis SA	57,160
88,140	Meridian Energy Ltd	293,170
7,007	NextEra Energy Partners LP	491,121
55,916	RWE AG	2,471,917
	Total Independent Power And Renewable Electricity Producers	3,995,954

	Industrial Conglomerates – 1.3%

49,500	Hitachi Ltd (2)	2,490,656
7,162	Honeywell International Inc (3)	1,534,816
12,932	Siemens AG	1,782,692
	Total Industrial Conglomerates	5,808,164

	Insurance – 0.8%

8,128	American International Group Inc	514,015
3,756	Chubb Ltd	828,574
3,578	Marsh & McLennan Cos Inc	592,087
4,591	MetLife Inc	332,251
52,000	Ping An Insurance Group Co of China Ltd	341,626
1,882	Zurich Insurance Group AG	899,741
	Total Insurance	3,508,294

	Interactive Media & Services – 0.5%

12,460	Alphabet Inc, Class A (2), (3)	1,099,346
4,098	Alphabet Inc, Class C (2)	363,616
4,416	Meta Platforms Inc (2)	531,421
9,300	Tencent Holdings Ltd	394,323
	Total Interactive Media & Services	2,388,706

Shares	Description (1)	Value

	Internet & Direct Marketing Retail – 0.2%

8,060	Amazon.com Inc (2), (3)	$677,040
133,504	Americanas SA	243,495
	Total Internet & Direct Marketing Retail	920,535

	IT Services – 0.7%

1,863	Accenture PLC, Class A	497,123
2,177	Fidelity National Information Services Inc	147,709
3,442	Fiserv Inc (2), (3)	347,883
59,300	Infomart Corp	160,612
694	Mastercard Inc	241,325
42,168	NEXTDC Ltd (2)	260,202
4,756	Visa Inc, Class A (3)	988,107
	Total IT Services	2,642,961

	Life Sciences Tools & Services – 0.3%

477	Danaher Corp	126,605
2,806	Lonza Group AG	1,377,397
	Total Life Sciences Tools & Services	1,504,002

	Machinery – 0.5%

4,608	Caterpillar Inc (3)	1,103,893
758	Deere & Co	325,000
2,259	Dover Corp	305,891
334	Evoqua Water Technologies Corp (2)	13,226
1,385	Parker-Hannifin Corp	403,035
	Total Machinery	2,151,045

	Media – 0.3%

16,196	Comcast Corp, Class A	566,374
2	Cumulus Media Inc, Class A (2)	13
655,185	Hibu plc (2)	792
61,426	Vivendi SE	586,798
	Total Media	1,153,977

	Metals & Mining – 1.2%

27,094	BHP Group Ltd	839,289
43,360	Freeport-McMoRan Inc	1,647,680
287,383	Glencore PLC	1,916,455
791	Reliance Steel & Aluminum Co	160,130
11,036	Rio Tinto PLC	776,758
	Total Metals & Mining	5,340,312

	Multiline Retail – 0.2%

1	Belk Inc (2)	8
623	Dollar General Corp	153,414
5,888	Target Corp (3)	877,548
	Total Multiline Retail	1,030,970

	Multi-Utilities – 1.5%

3,078	Ameren Corp	273,696
5,063	Brookfield Infrastructure Corp, Class A	196,951
27,211	CenterPoint Energy Inc (3)	816,058
9,500	CMS Energy Corp	601,635
13,611	Dominion Energy Inc	834,626
11,073	DTE Energy Co	1,301,410
37	National Grid PLC, Sponsored ADR	2,232
177,400	Sembcorp Industries Ltd	447,897
7,160	Sempra Energy	1,106,506
5,547	Veolia Environnement SA	142,527
11,463	WEC Energy Group Inc (3)	1,074,771
	Total Multi-Utilities	6,798,309

NMAI	Nuveen Multi-Asset Income Fund (continued)
Portfolio of Investments December 31, 2022

Shares	Description (1)	Value

	Oil, Gas & Consumable Fuels – 6.1%

36,719	Antero Resources Corp (2), (3)	$1,137,922
80,530	BP PLC	464,653
11,102	Cheniere Energy Inc (3)	1,664,856
7,586	Chevron Corp (3)	1,361,611
7,538	ConocoPhillips	889,484
6,260	Diamondback Energy Inc (3)	856,243
10,303	DT Midstream Inc	569,344
56,962	Enbridge Inc (3)	2,227,214
4,909	Energy Transfer LP	58,270
16,237	Enterprise Products Partners LP	391,636
3,451	EOG Resources Inc	446,974
65,611	Equinor ASA (2)	2,358,075
23,963	Exxon Mobil Corp (3)	2,643,119
3,941	Gibson Energy Inc	68,807
1,370	Keyera Corp	29,940
30,474	Kinder Morgan Inc (3)	550,970
5,873	ONEOK Inc	385,856
23,938	Pembina Pipeline Corp	812,548
1,744	Phillips 66	181,516
345	Pioneer Natural Resources Co	78,795
128,935	Shell PLC	3,634,783
13,271	Targa Resources Corp	975,418
25,917	TC Energy Corp	1,033,235
19,756	TotalEnergies SE (2)	1,240,146
10,332	Valero Energy Corp (3)	1,310,718
56,897	Williams Cos Inc/The (3)	1,871,911
	Total Oil, Gas & Consumable Fuels	27,244,044

	Personal Products – 0.5%

232,201	Haleon PLC (2)	918,730
13,300	Shiseido Co Ltd	651,882
10,980	Unilever PLC	554,356
	Total Personal Products	2,124,968

	Pharmaceuticals – 4.3%

28,662	AstraZeneca PLC	3,878,523
41,275	Bayer AG	2,124,426
22,031	Bristol-Myers Squibb Co	1,585,131
70,700	Daiichi Sankyo Co Ltd	2,275,599
31,854	GSK PLC	550,540
6,250	Johnson & Johnson (3)	1,104,063
11,461	Merck & Co Inc (3)	1,271,598
15,804	Novartis AG	1,430,221
20,016	Novo Nordisk A/S, Class B	2,718,484
5,733	Pfizer Inc	293,759
5,914	Roche Holding AG	1,858,400
	Total Pharmaceuticals	19,090,744

	Professional Services – 0.3%

40,000	Recruit Holdings Co Ltd	1,252,079

	Road & Rail – 1.2%

3,994	Canadian National Railway Co	474,807
4,130	Canadian Pacific Railway Ltd	308,057
11,660	Canadian Pacific Railway Ltd	869,333
2,300	Central Japan Railway Co	282,393
13,249	CSX Corp	410,454
13,300	East Japan Railway Co	757,540
10,283	Union Pacific Corp (3)	2,129,301
	Total Road & Rail	5,231,885

	Semiconductors & Semiconductor Equipment – 1.5%

2,072	Analog Devices Inc	339,870
2,390	Applied Materials Inc	232,738

Shares	Description (1)	Value

	Semiconductors & Semiconductor Equipment (continued)

3,798	ASML Holding NV	$2,070,866
3,087	Bright Bidco BV (2)	51,523
4,211	Bright Bidco BV (2), (4)	55,591
2,625	Broadcom Inc (3)	1,467,716
280	Lam Research Corp	117,684
4,460	Micron Technology Inc	222,911
1,402	NXP Semiconductors NV	221,558
22,015	Taiwan Semiconductor Manufacturing Co Ltd, Sponsored ADR (2), (3)	1,639,897
1,503	Texas Instruments Inc	248,326
	Total Semiconductors & Semiconductor Equipment	6,668,680

	Software – 1.2%

15,285	Microsoft Corp (3)	3,665,648
4,878	Oracle Corp	398,728
5,063	Salesforce Inc (2), (3)	671,303
1,799	ServiceNow Inc (2), (3)	698,498
	Total Software	5,434,177

	Specialty Retail – 0.5%

5,439	Home Depot Inc/The (3)	1,717,963
1,226	Lowe’s Cos Inc	244,268
2,984	TJX Cos Inc/The	237,526
	Total Specialty Retail	2,199,757

	Technology Hardware, Storage & Peripherals – 0.7%

24,027	Apple Inc (3)	3,121,828

	Textiles, Apparel & Luxury Goods – 1.0%

2,488	adidas AG	337,189
6,012	EssilorLuxottica SA	1,087,769
2,994	Kering SA	1,523,729
13,644	Moncler SpA	724,999
8,644	NIKE Inc, Class B (3)	1,011,435
	Total Textiles, Apparel & Luxury Goods	4,685,121

	Tobacco – 0.2%

17,007	British American Tobacco PLC	672,766
1,940	Philip Morris International Inc	196,347
	Total Tobacco	869,113

	Trading Companies & Distributors – 0.3%

15,091	Ashtead Group PLC	857,240
1,794	United Rentals Inc (2), (3)	637,624
	Total Trading Companies & Distributors	1,494,864

	Transportation Infrastructure – 3.0%

12,552	Aena SME SA, 144A (2)	1,573,497
1,549	Aeroports de Paris (2)	207,522
191,204	Atlas Arteria Ltd	861,081
289,157	Auckland International Airport Ltd (2)	1,434,100
112,000	China Merchants Port Holdings Co Ltd	163,519
31,556	Enav SpA, 144A	133,858
5,225	Flughafen Zurich AG (2)	808,518
4,146	Fraport AG Frankfurt Airport Services Worldwide (2)	167,903
67,535	Getlink SE	1,081,448
8,986	Grupo Aeroportuario del Centro Norte SAB de CV, ADR	555,694
5,726	Grupo Aeroportuario del Pacifico SAB de CV, ADR	823,456
1,314	Grupo Aeroportuario del Sureste SAB de CV, ADR	306,149
40,700	International Container Terminal Services Inc	146,072
12,200	Japan Airport Terminal Co Ltd (2)	601,670
23,800	Kamigumi Co Ltd	484,521
57,238	Port of Tauranga Ltd	227,741

NMAI	Nuveen Multi-Asset Income Fund (continued)
Portfolio of Investments December 31, 2022

Shares	Description (1)				Value

	Transportation Infrastructure (continued)

113,604	Qube Holdings Ltd				$216,703
404,996	Transurban Group				3,563,095
	Total Transportation Infrastructure				13,356,547

	Water Utilities – 0.2%

5,089	Pennon Group PLC				54,715
25,269	Severn Trent PLC				807,297
	Total Water Utilities				862,012

	Wireless Telecommunication Services – 0.1%

2,608	T-Mobile US Inc (2)				365,120
	Total Common Stocks (cost $229,197,046)				230,421,740

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES – 18.4% (12.1% of Total Investments)

$970	Connecticut Avenue Securities Trust, 144A (SOFR30A reference rate + 3.850% spread) (6)	7.778%	5/25/42	BBB–	$991,481
560	Connecticut Avenue Securities Trust 2022-R03, 144A (SOFR30A reference rate + 3.500% spread) (6)	7.428%	3/25/42	BBB–	567,780
410	Connecticut Avenue Securities Trust 2022-R04, 144A (SOFR30A reference rate + 3.100% spread) (6)	7.028%	3/25/42	BBB–	409,043
60	Connecticut Avenue Securities Trust 2022-R05, 144A (SOFR30A reference rate + 3.000% spread) (6)	6.928%	4/25/42	Baa3	58,186
200	Connecticut Avenue Securities Trust 2022-R07, 144A (SOFR30A reference rate + 4.650% spread) (6)	8.594%	6/25/42	BBB–	209,930
35	Connecticut Avenue Securities Trust 2022-R08, 144A (SOFR reference rate + 3.600% spread) (6)	7.528%	7/25/42	BBB–	34,765
105	Connecticut Avenue Securities Trust 2022-R09, 144A (SOFR30A reference rate + 4.750% spread) (6)	8.694%	9/25/42	Baa3	107,286
5,875	Fannie Mae Pool FN FS1533 (7)	3.000%	4/01/52	N/R	5,182,053
5,222	Fannie Mae Pool FN BW3382 (7)	4.500%	7/01/52	N/R	5,027,250
2,251	Fannie Mae Pool FN FS0522 (7)	2.500%	2/01/52	N/R	1,919,479
1,946	Fannie Mae Pool FN MA4797 (7)	4.000%	11/01/37	N/R	1,899,299
3,534	Fannie Mae Pool FN MA4732 (7)	4.000%	9/01/52	N/R	3,314,914
3,592	Fannie Mae Pool FN CB3234 (7)	3.000%	4/01/52	N/R	3,166,540
536	Fannie Mae Pool FN BW3383	4.500%	7/01/52	N/R	516,152
4,626	Fannie Mae Pool FN MA4600 (7)	3.500%	5/01/52	N/R	4,202,388
3,591	Fannie Mae Pool FN MA4305 (7)	2.000%	4/01/51	N/R	2,932,282
3,966	Fannie Mae Pool FN FS1535 (7)	3.000%	4/01/52	N/R	3,497,787
868	Fannie Mae Pool FN FS0548	2.500%	2/01/52	N/R	738,880
3,827	Fannie Mae Pool FN MA4733 (7)	4.500%	9/01/52	N/R	3,683,388
1,141	Fannie Mae Pool FN MA4775 (7)	3.500%	10/01/37	N/R	1,091,527
1,553	Fannie Mae Pool FN MA4655 (7)	4.000%	7/01/52	N/R	1,457,683
1,362	Fannie Mae Pool FN CB3599 (7)	3.500%	5/01/52	N/R	1,237,521
1,842	Fannie Mae Pool FN CB2839 (7)	2.000%	2/01/52	N/R	1,504,747
1,767	Fannie Mae Pool FN CB2281 (7)	2.000%	12/01/51	N/R	1,448,240
1,016	Fannie Mae Pool FN MA4644 (7)	4.000%	5/01/52	N/R	953,293
1,418	Fannie Mae Pool FN CB2804 (7)	2.500%	2/01/52	N/R	1,208,866
4,459	Fannie Mae Pool FN MA4737 (7)	5.000%	8/01/52	N/R	4,397,710
5	Fannie Mae Pool FN MA4724 (7)	3.000%	9/01/37	N/R	4,332
1,941	Freddie Mac Pool FR SD0912 (7)	2.000%	2/01/52	N/R	1,590,810
2,427	Freddie Mac Pool FR RA6766 (7)	2.500%	2/01/52	AAA	2,068,853
964	Freddie Mac Pool FR SB8190	4.500%	11/01/37	N/R	957,752
1,636	Freddie Mac Pool FR SD0922 (7)	2.500%	3/01/52	N/R	1,394,965
1,013	Freddie Mac Pool FR QE5382 (7)	4.500%	7/01/52	N/R	975,304
695	Freddie Mac STACR REMIC Trust, 144A (SOFR30A reference rate + 2.900% spread) (6)	6.828%	4/25/42	BBB	687,742
320	Freddie Mac STACR REMIC Trust, 144A (SOFR30A reference rate + 3.350% spread) (6)	7.278%	5/25/42	BBB–	322,153
925	Freddie Mac STACR REMIC Trust 2022-DNA2, 144A (SOFR30A reference rate + 2.400% spread) (6)	6.328%	2/25/42	BBB	900,820
1,000	Freddie Mac STACR REMIC Trust 2022-DNA5, 144A (SOFR30A reference rate + 4.500% spread) (6)	8.428%	6/25/42	BBB–	1,047,024
100	Freddie Mac STACR REMIC Trust 2022-HQA1, 144A (SOFR30A reference rate + 3.500% spread) (6)	7.428%	3/25/42	BBB–	99,313

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$75	Freddie Mac STACR REMIC Trust 2022-HQA3, 144A (SOFR30A reference rate + 3.550% spread) (6)	7.478%	8/25/42	Baa3	$74,491
315	Freddie Mac Structured Agency Credit Risk Debt Notes, 144A (SOFR30A reference rate + 2.300% spread) (6)	6.228%	8/25/33	BBB–	311,645
2,713	Ginnie Mae II Pool G2 MA8042 (7)	2.500%	5/20/52	N/R	2,350,679
990	Ginnie Mae II Pool G2 MA8200 (7)	4.000%	8/20/52	AAA	936,624
530	Ginnie Mae II Pool G2 MA7871 (7)	2.500%	2/20/52	N/R	438,968
5,052	Ginnie Mae II Pool G2 MA8043 (7)	3.000%	5/20/52	N/R	4,498,235
772	Ginnie Mae II Pool G2 MA8428 (WI/DD)	5.000%	11/20/52	N/R	764,839
1,574	Ginnie Mae II Pool G2 MA8149 (7)	3.500%	7/20/52	N/R	1,446,613
239	Government National Mortgage Association 2022 124	4.000%	7/20/52	N/R	202,535
423	Government National Mortgage Association 2022 174	4.500%	9/20/52	N/R	382,787
975	Government National Mortgage Association 2013 188 (7)	2.500%	12/20/43	N/R	873,618
923	GS Mortgage-Backed Securities Corp Trust 2022-PJ2, 144A	3.000%	6/25/52	Aa1	738,134
322	GS Mortgage-Backed Securities Trust 2021-PJ10, 144A	2.500%	3/25/52	Aa1	247,783
471	GS Mortgage-Backed Securities Trust 2022-GR2, 144A	3.000%	8/26/52	Aa1	380,438
332	GS Mortgage-Backed Securities Trust 2022-HP1, 144A	3.000%	9/25/52	Aa1	265,320
564	GS Mortgage-Backed Securities Trust 2022-INV1, 144A	3.000%	7/25/52	Aa1	451,255
270	GS Mortgage-Backed Securities Trust 2022-PJ5, 144A	3.000%	10/25/52	Aa1	216,109
250	Industrial DPR Funding Ltd, 144A	5.380%	4/15/34	Baa2	211,188
383	J.P. Morgan Mortgage Trust 2022-4, 144A	3.000%	10/25/52	Aa1	305,324
242	J.P. Morgan Mortgage Trust 2022-6, 144A	3.000%	11/25/52	Aa1	193,125
592	J.P. Morgan Mortgage Trust 2022-INV3, 144A	3.000%	9/25/52	Aaa	491,907
144	J.P. Morgan Mortgage Trust 2022-LTV2, 144A	3.500%	9/25/52	Aa1	126,822
1,843	JP Morgan Mortgage Trust, 144A	3.250%	7/25/52	Aaa	1,573,568
1,319	JP Morgan Mortgage Trust 2022-2, 144A	3.000%	8/25/52	Aa1	1,054,511
823	JP Morgan Mortgage Trust 2022-3, 144A	3.000%	8/25/52	Aa1	672,331
319	OBX 2022-INV5 Trust, 144A	4.000%	10/25/52	Aa1	274,056
747	RCKT Mortgage Trust 2022-2, 144A	2.500%	2/25/52	Aaa	570,747
97	RCKT Mortgage Trust 2022-3, 144A	3.000%	5/25/52	Aa1	77,457
202	RCKT Mortgage Trust 2022-4, 144A	3.500%	6/25/52	Aa1	167,392
124	Wells Fargo Mortgage Backed Securities 2021-2 Trust, 144A	2.500%	6/25/51	Aaa	95,288
192	Wells Fargo Mortgage Backed Securities 2022-2 Trust, 144A	2.500%	12/25/51	Aaa	148,019
143	Wells Fargo Mortgage Backed Securities 2022-INV1 Trust, 144A	3.000%	3/25/52	AAA	114,495
239	Wells Fargo Mortgage Backed Securities 2022-INV1 Trust, 144A	3.500%	3/25/52	AAA	198,773
$91,957	Total Asset-Backed and Mortgage-Backed Securities (cost $88,187,013)				82,662,614

Shares	Description (1)				Value

	REAL ESTATE INVESTMENT TRUST COMMON STOCKS – 18.1% (11.9% of Total Investments)

	Health Care – 1.1%

53,000	Healthpeak Properties Inc (3)				$1,328,710
53,200	Parkway Life Real Estate Investment Trust				149,448
27,000	Ventas Inc				1,216,350
36,500	Welltower Inc (3)				2,392,575
	Total Health Care				5,087,083

	Hotel & Resort – 0.4%

67,000	Host Hotels & Resorts Inc				1,075,350
7,800	Ryman Hospitality Properties Inc				637,884
	Total Hotel & Resort				1,713,234

	Industrial – 3.3%

5,000	EastGroup Properties Inc				740,300
5,000	Innovative Industrial Properties Inc				506,750
85,356	Prologis Inc				9,622,182
44,000	Rexford Industrial Realty Inc				2,404,160
23,500	Terreno Realty Corp				1,336,445
	Total Industrial				14,609,837

NMAI	Nuveen Multi-Asset Income Fund (continued)
Portfolio of Investments December 31, 2022

Shares	Description (1)						Value

	Office – 0.7%

16,200	Alexandria Real Estate Equities Inc						$2,359,854
5,300	Boston Properties Inc						358,174
11,600	Vornado Realty Trust						241,396
	Total Office						2,959,424

	Residential – 3.9%

71,000	American Homes 4 Rent, Class A (3)						2,139,940
21,200	AvalonBay Communities Inc						3,424,224
33,500	Equity LifeStyle Properties Inc						2,164,100
44,000	Equity Residential						2,596,000
6,700	Essex Property Trust Inc						1,419,864
45,000	Independence Realty Trust Inc						758,700
13,000	Invitation Homes Inc						385,320
13,600	Mid-America Apartment Communities Inc						2,135,064
18,000	Sun Communities Inc						2,574,000
	Total Residential						17,597,212

	Retail – 3.2%

10,900	Agree Realty Corp						773,137
69,000	Brixmor Property Group Inc						1,564,230
96,000	Kimco Realty Corp (3)						2,033,280
58,000	Kite Realty Group Trust						1,220,900
28,500	Realty Income Corp						1,807,755
29,800	Regency Centers Corp (3)						1,862,500
39,400	Simon Property Group Inc (3)						4,628,712
17,000	Spirit Realty Capital Inc						678,810
	Total Retail						14,569,324

	Specialized – 5.5%

31,932	American Tower Corp						6,765,114
21,507	Crown Castle Inc (3)						2,917,209
18,747	Digital Realty Trust Inc (3)						1,879,762
5,930	Equinix Inc (3)						3,884,328
4,000	Extra Space Storage Inc						588,720
13,000	Gaming and Leisure Properties Inc						677,170
7,800	Public Storage (3)						2,185,482
9,271	SBA Communications Corp (3)						2,598,754
57,000	VICI Properties Inc						1,846,800
43,500	Weyerhaeuser Co (3)						1,348,500
	Total Specialized						24,691,839
	Total Real Estate Investment Trust Common Stocks (cost $80,839,022)						81,227,953

Principal Amount (000)	Description (1)	Coupon (8)	Reference Rate (8)	Spread (8)	Maturity (9)	Ratings (5)	Value

	VARIABLE RATE SENIOR LOAN INTERESTS – 17.7% (11.6% of Total Investments) (8)

	Aerospace & Defense – 0.0%

$40	TransDigm, Inc., Term Loan E	6.980%	3-Month LIBOR	2.250%	5/30/25	BB–	$39,438
64	TransDigm, Inc., Term Loan F	6.980%	3-Month LIBOR	2.250%	12/09/25	BB–	63,019
104	Total Aerospace & Defense						102,457

	Airlines – 0.6%

162	AAdvantage Loyalty IP Ltd., Term Loan	8.993%	3-Month LIBOR	4.750%	4/20/28	Ba2	161,954
323	Air Canada, Term Loan B	8.130%	3-Month LIBOR	3.500%	8/11/28	BB	320,596
948	Kestrel Bidco Inc., Term Loan B	7.354%	1-Month LIBOR	3.000%	12/11/26	B	869,433
617	Mileage Plus Holdings LLC, Term Loan B	9.996%	3-Month LIBOR	5.250%	6/20/27	Baa3	635,226
325	SkyMiles IP Ltd., Term Loan B	7.993%	3-Month LIBOR	3.750%	10/20/27	Baa1	331,887
367	United Airlines, Inc., Term Loan B	8.108%	3-Month LIBOR	3.750%	4/21/28	BB	363,602
2,742	Total Airlines						2,682,698

Principal Amount (000)	Description (1)	Coupon (8)	Reference Rate (8)	Spread (8)	Maturity (9)	Ratings (5)	Value

	Auto Components – 0.1%

$368	Adient US LLC, Term Loan B	7.634%	1-Month LIBOR	3.250%	4/08/28	BB+	$364,550
21	Dexko Global Inc., Term Loan	6.865%	1-Month LIBOR	3.750%	10/04/28	B+	19,389
113	DexKo Global Inc., Term Loan B	8.593%	3-Month LIBOR	3.750%	10/04/28	B	101,485
502	Total Auto Components						485,424

	Beverages – 0.3%

41	City Brewing Company, LLC, Term Loan	7.792%	1-Month LIBOR	3.500%	4/05/28	B–	18,352
348	Naked Juice LLC, Term Loan	7.930%	SOFR90A	3.250%	1/20/29	BB–	312,903
33	Naked Juice LLC, Term Loan, (DD1)	7.550%	3-Month LIBOR	3.250%	1/20/29	BB–	29,432
164	Naked Juice LLC, Term Loan, Second Lien	10.680%	SOFR90A	6.000%	1/20/30	B–	132,884
375	Sunshine Investments B.V., Term Loan	8.515%	CME Term SOFR 3 Month	4.250%	5/05/29	B+	363,750
317	Triton Water Holdings, Inc, Term Loan	8.230%	3-Month LIBOR	3.500%	3/31/28	B+	296,109
1,278	Total Beverages						1,153,430

	Biotechnology – 0.0%

72	Grifols Worldwide Operations USA, Inc., Term Loan B	6.384%	1-Month LIBOR	2.000%	11/15/27	BB–	69,780

	Building Products – 0.2%

150	Chamberlain Group Inc., Term Loan B	7.634%	1-Month LIBOR	3.500%	10/22/28	B	142,062
45	Cornerstone Building Brands, Inc., Term Loan B	7.568%	1-Month LIBOR	3.250%	4/12/28	B	40,226
167	Quikrete Holdings, Inc., Term Loan, First Lien	7.009%	1-Month LIBOR	2.625%	1/31/27	BB	165,013
70	SRS Distribution Inc., Term Loan (WI/DD)	TBD	TBD	TBD	TBD	B	67,069
207	Standard Industries Inc., Term Loan B	6.425%	3-Month LIBOR	2.250%	9/22/28	BBB–	204,968
64	Zurn Holdings, Inc., Term Loan B	6.384%	1-Month LIBOR	2.000%	10/04/28	BB	64,153
703	Total Building Products						683,491

	Capital Markets – 0.1%

361	Astra Acquisition Corp., Term Loan, First Lien	9.634%	1-Month LIBOR	5.250%	10/22/28	B+	320,130
156	AVSC Holding Corp., Term Loan B3 (cash 19.730%, PIK 10.000%)	19.730%	3-Month LIBOR	15.000%	12/04/26	CCC+	161,226
517	Total Capital Markets						481,356

	Chemicals – 0.2%

200	Axalta Coating Systems US Holdings Inc., Term Loan (WI/DD)	TBD	TBD	TBD	TBD	BBB–	200,450
367	Diamond (BC) B.V., Term Loan B	7.165%	3-Month LIBOR	2.750%	9/29/28	BB–	355,583
315	Discovery Purchaser Corporation, Term Loan	7.967%	SOFR90A	4.375%	8/03/29	B–	288,146
79	INEOS Styrolution US Holding LLC, Term Loan B	7.134%	1-Month LIBOR	2.750%	1/29/26	BB	77,520
181	Trinseo Materials Operating S.C.A., Term Loan	6.384%	1-Month LIBOR	2.000%	9/09/24	BB	175,619
1	W.R. Grace & Co.-Conn., Term Loan B	8.500%	3-Month LIBOR	3.750%	9/22/28	B+	1,221
1,143	Total Chemicals						1,098,539

	Commercial Services & Supplies – 0.6%

308	Amentum Government Services Holdings LLC, Term Loan	8.528%	SOFR90A	4.000%	2/07/29	B+	301,317
198	Anticimex International AB, Term Loan B1	8.235%	3-Month LIBOR	3.500%	11/16/28	B	191,565
221	Covanta Holding Corporation, Term Loan B	6.823%	SOFR30A	2.500%	11/30/28	BB+	220,296
17	Covanta Holding Corporation, Term Loan C	6.823%	SOFR30A	2.500%	11/30/28	BB+	16,626
250	Garda World Security Corporation, Term Loan B	8.930%	3-Month LIBOR	4.250%	10/30/26	B	243,875
693	GFL Environmental Inc., Term Loan	7.415%	3-Month LIBOR	3.000%	5/30/25	BB–	694,216
445	Intrado Corporation, Term Loan, (DD1)	8.415%	3-Month LIBOR	4.000%	10/10/24	B	411,075
368	Prime Security Services Borrower, LLC, Term Loan	6.505%	3-Month LIBOR	2.750%	9/23/26	BB–	364,964
1	Vertical US Newco Inc, Term Loan B	6.871%	6-Month LIBOR	3.500%	7/31/27	B+	679
285	West Corporation, Term Loan B1	7.915%	3-Month LIBOR	3.500%	10/10/24	B	263,040
2,786	Total Commercial Services & Supplies						2,707,653

NMAI	Nuveen Multi-Asset Income Fund (continued)
Portfolio of Investments December 31, 2022

Principal Amount (000)		Description (1)	Coupon (8)	Reference Rate (8)	Spread (8)	Maturity (9)	Ratings (5)	Value

		Communications Equipment – 0.4%

$282		Avaya, Inc., Term Loan B, (DD1)	8.568%	1-Month LIBOR	4.250%	12/15/27	CC	$97,793
234		CommScope, Inc., Term Loan B	7.634%	1-Month LIBOR	3.250%	4/04/26	B+	220,832
362		Delta TopCo, Inc., Term Loan B	8.154%	3-Month LIBOR	3.750%	12/01/27	B	335,184
100		EOS Finco Sarl, Term Loan	9.612%	CME Term SOFR 3 Month	6.000%	8/03/29	B	97,625
497		Maxar Technologies Ltd., Term Loan B	8.673%	SOFR30A	4.250%	6/09/29	B+	497,409
151		MLN US HoldCo LLC, Term Loan	11.154%	CME Term SOFR 3 Month	6.700%	10/18/27	CCC+	122,623
261		MLN US HoldCo LLC, Term Loan, First Lien	8.252%	3-Month LIBOR	4.500%	11/30/25	CCC–	91,947
756		Riverbed Technology, Inc., Exit Term Loan, (DD1) (cash 10.540%, PIK 2.000%)	10.540%	3-Month LIBOR	8.000%	12/07/26	Caa1	326,811
124		ViaSat, Inc., Term Loan	8.938%	SOFR30A	4.500%	3/04/29	BB	121,324
2,767		Total Communications Equipment						1,911,548

		Construction & Engineering – 0.0%

3		AECOM, Term Loan B	6.134%	1-Month LIBOR	1.750%	4/13/28	BBB–	2,799
197		Centuri Group Inc	7.235%	3-Month LIBOR	2.500%	8/27/28	BB	194,783
200		Total Construction & Engineering						197,582

		Containers & Packaging – 0.1%

144		Clydesdale Acquisition Holdings Inc, Term Loan B	8.598%	SOFR30A	4.175%	3/30/29	B	137,765
17		Klockner-Pentaplast of America, Inc., Term Loan B	8.259%	6-Month LIBOR	4.750%	2/09/26	B	15,058
148		Reynolds Group Holdings Inc., Term Loan B	7.634%	1-Month LIBOR	3.250%	9/24/28	B+	146,407
125		Reynolds Group Holdings Inc., Term Loan B2	7.634%	1-Month LIBOR	3.250%	2/05/26	B+	123,160
434		Total Containers & Packaging						422,390

		Diversified Consumer Services – 0.1%

244		Spin Holdco Inc., Term Loan	7.144%	3-Month LIBOR	4.000%	3/04/28	B–	207,366

		Diversified Financial Services – 0.1%

247		Avaya, Inc., Term Loan B2, (DD1)	8.318%	1-Month LIBOR	4.000%	12/15/27	CC	86,625
154		Avolon TLB Borrower 1 (US) LLC, Term Loan B3	6.103%	1-Month LIBOR	1.750%	1/15/25	BBB	153,697
195		Ditech Holding Corporation, Term Loan	0.000%	N/A	N/A	12/19/22	N/R	21,515
299		Trans Union, LLC, Term Loan B6	6.634%	1-Month LIBOR	1.750%	12/01/28	BBB–	296,243
895		Total Diversified Financial Services						558,080

		Diversified Telecommunication Services – 0.6%

118		Altice France S.A., Term Loan B12	7.767%	3-Month LIBOR	3.688%	1/31/26	B	110,020
338		Altice France S.A., Term Loan B13	8.650%	3-Month LIBOR	4.000%	8/14/26	B	314,945
100		CenturyLink, Inc., Term Loan B	6.634%	1-Month LIBOR	2.250%	3/15/27	BB+	94,781
223		Cincinnati Bell, Inc., Term Loan B2	7.673%	SOFR30A	3.250%	11/23/28	B+	219,186
958		Cyxtera DC Holdings, Inc., Term Loan B, (DD1)	7.360%	3-Month LIBOR	3.000%	5/01/24	B–	821,583
387		Dawn Acquisition LLC, Term Loan, (DD1)	8.474%	3-Month LIBOR	3.750%	12/31/25	B–	255,875
366		Eagle Broadband Investments LLC, Term Loan	7.750%	3-Month LIBOR	3.000%	11/12/27	B+	351,724
378		Frontier Communications Corp., Term Loan B	8.500%	3-Month LIBOR	3.750%	10/08/27	B	362,167
—	(10)	Intelsat Jackson Holdings S.A., Term Loan B4 (11)	13.000%	3-Month LIBOR	5.500%	1/02/24	N/R	394
1		Intelsat Jackson Holdings S.A., Term Loan B5 (11)	8.625%	N/A	N/A	1/02/24	N/R	639
2,869		Total Diversified Telecommunication Services						2,531,314

		Electric Utilities – 0.1%

523		Talen Energy Supply, LLC, Term Loan B (11)	8.134%	1-Month LIBOR	3.750%	7/08/26	CCC–	531,722

		Electrical Equipment – 0.0%

194		Vertiv Group Corporation, Term Loan B	6.892%	1-Month LIBOR	2.750%	3/02/27	BB–	187,992

Principal Amount (000)	Description (1)	Coupon (8)	Reference Rate (8)	Spread (8)	Maturity (9)	Ratings (5)	Value

	Electronic Equipment, Instruments & Components – 0.1%

$310	Ingram Micro Inc., Term Loan B	8.224%	3-Month LIBOR	3.500%	7/02/28	BB–	$305,970

	Entertainment – 0.3%

843	AMC Entertainment Holdings, Inc., Term Loan B	7.274%	1-Month LIBOR	3.000%	4/22/26	B–	460,873
85	Crown Finance US, Inc., Term Loan (11)	0.000%	N/A	N/A	9/20/26	D	15,709
367	Crown Finance US, Inc., Term Loan (11)	0.000%	N/A	N/A	2/28/25	D	69,444
51	Diamond Sports Group, LLC, Term Loan	12.317%	SOFR30A	8.100%	5/19/26	B	48,603
351	Diamond Sports Group, LLC, Term Loan, Second Lien	7.567%	SOFR30A	3.250%	8/24/26	CCC	45,058
118	Lions Gate Capital Holdings LLC, Term Loan B	6.634%	1-Month LIBOR	2.250%	3/24/25	BB	112,896
385	Springer Nature Deutschland GmbH, Term Loan B18	7.384%	1-Month LIBOR	3.000%	8/14/26	B+	381,757
2,200	Total Entertainment						1,134,340

	Food & Staples Retailing – 0.2%

60	US Foods, Inc., Term Loan	6.384%	1-Month LIBOR	2.000%	9/13/26	BB	59,414
931	US Foods, Inc., Term Loan B	7.134%	1-Month LIBOR	2.750%	11/22/28	BB	928,339
991	Total Food & Staples Retailing						987,753

	Food Products – 0.2%

104	8th Avenue Food & Provisions Inc., Term Loan (WI/DD)	TBD	TBD	TBD	TBD	CCC+	87,409
253	CHG PPC Parent LLC, Term Loan	7.438%	1-Month LIBOR	3.000%	12/08/28	B+	245,495
140	H Food Holdings LLC, Term Loan B	8.071%	1-Month LIBOR	3.688%	5/31/25	B	124,948
364	Sycamore Buyer LLC, Term Loan B	6.688%	SOFR30A	2.250%	7/22/29	BB+	356,988
861	Total Food Products						814,840

	Health Care Equipment & Supplies – 0.5%

860	Bausch & Lomb, Inc., Term Loan	7.842%	SOFR90A	3.250%	5/05/27	B+	820,117
102	Embecta Corp, Term Loan B	7.791%	SOFR180A	3.000%	1/27/29	BB–	97,971
1,563	Medline Borrower, LP, Term Loan B	7.634%	1-Month LIBOR	3.250%	10/21/28	B+	1,487,834
2,525	Total Health Care Equipment & Supplies						2,405,922

	Health Care Providers & Services – 1.5%

144	24 Hour Fitness Worldwide, Inc., Exit Term Loan (12)	5.335%	3-Month LIBOR	5.000%	9/30/26	N/R	79,330
370	AHP Health Partners, Inc., Term Loan B	7.884%	1-Month LIBOR	3.500%	8/23/28	B+	364,032
60	DaVita, Inc., Term Loan B	6.139%	1-Month LIBOR	1.750%	8/12/26	BBB–	58,290
27	Element Materials Technology Group US Holdings Inc., Term Loan	8.930%	SOFR90A	4.250%	4/12/29	B+	26,294
58	Element Materials Technology Group US Holdings Inc., Term Loan	8.930%	SOFR90A	4.250%	4/12/29	B+	56,971
697	Gainwell Acquisition Corp., Term Loan B	8.730%	3-Month LIBOR	4.000%	10/01/27	B+	656,419
99	Global Medical Response, Inc., Term Loan	8.634%	1-Month LIBOR	4.250%	3/14/25	B–	70,539
820	Global Medical Response, Inc., Term Loan B	8.422%	1-Month LIBOR	4.250%	10/02/25	B–	579,836
280	ICON Luxembourg S.A.R.L., Term Loan	7.000%	3-Month LIBOR	2.250%	7/01/28	BB+	279,186
156	Onex TSG Intermediate Corp., Term Loan B	9.165%	3-Month LIBOR	4.750%	2/26/28	B	140,062
375	Packaging Coordinators Midco Inc., Term Loan (WI/DD)	TBD	TBD	TBD	TBD	N/R	356,586
370	Packaging Coordinators Midco, Inc., Term Loan, First Lien	8.226%	3-Month LIBOR	3.500%	11/30/27	B	352,106
1,435	Parexel International Corporation, Term Loan, First Lien	7.634%	1-Month LIBOR	3.250%	11/15/28	B+	1,385,273
72	Phoenix Guarantor Inc, Term Loan B	7.634%	1-Month LIBOR	3.250%	3/05/26	B+	67,688
121	Phoenix Guarantor Inc, Term Loan B3	7.884%	1-Month LIBOR	3.500%	3/05/26	B+	114,115
534	RegionalCare Hospital Partners Holdings, Inc., Term Loan B	8.165%	3-Month LIBOR	3.750%	11/16/25	B+	504,236
406	Select Medical Corporation, Term Loan B	6.890%	1-Month LIBOR	2.500%	3/06/25	BB	399,438
1,057	Surgery Center Holdings, Inc., Term Loan	8.050%	3-Month LIBOR	3.750%	8/31/26	B+	1,045,837
212	Team Health Holdings, Inc., Term Loan B	9.312%	CME Term SOFR 1 Month	5.250%	2/02/27	CCC+	160,368
7,293	Total Health Care Providers & Services						6,696,606

NMAI	Nuveen Multi-Asset Income Fund (continued)
Portfolio of Investments December 31, 2022

Principal Amount (000)	Description (1)	Coupon (8)	Reference Rate (8)	Spread (8)	Maturity (9)	Ratings (5)	Value

	Health Care Technology – 0.0%

$21	Athenahealth, Inc., Term Loan (12)	5.661%	SOFR30A	3.500%	1/27/29	B	$18,677
121	Athenahealth, Inc., Term Loan B	7.821%	SOFR30A	3.500%	1/27/29	B	109,643
142	Total Health Care Technology						128,320

	Hotels – 0.0%

168	Penn National Gaming, Inc., Term Loan B	7.173%	SOFR30A	2.750%	4/20/29	BB	166,519

	Hotels, Restaurants & Leisure – 2.2%

365	24 Hour Fitness Worldwide, Inc., Exit Term Loan	8.642%	3-Month LIBOR	5.000%	12/29/25	CCC–	30,384
371	Alterra Mountain Company, Term Loan	7.884%	1-Month LIBOR	3.500%	8/17/28	B+	367,337
887	B.C. Unlimited Liability Company, Term Loan B4	6.149%	1 + 3 Month LIBOR	1.750%	11/19/26	BB+	872,954
446	Caesars Resort Collection, LLC, Term Loan B, First Lien	7.134%	1-Month LIBOR	2.750%	12/22/24	BB–	445,014
165	Carnival Corporation, Term Loan B	7.384%	1-Month LIBOR	3.000%	6/30/25	BB	158,812
220	Churchill Downs Incorporated, Term Loan B1	6.390%	1-Month LIBOR	2.000%	3/17/28	BBB–	218,891
655	ClubCorp Holdings, Inc., Term Loan B, (DD1)	7.480%	3-Month LIBOR	2.750%	9/18/24	B	592,512
425	Crown Finance US Inc., Term Loan (DD1)	14.417%	SOFR90A	10.000%	9/09/23	N/R	418,167
31	Crown Finance US, Inc., Term Loan (12)	14.281%	CME Term SOFR 1 Month	10.000%	9/09/23	N/R	30,612
294	Crown Finance US, Inc., Term Loan (12)	0.910%	3 + 12 Month LIBOR	0.500%	5/31/23	CCC+	52,081
125	Crown Finance US, Inc., Term Loan 7.000%, PIK 8.250%) (11)	7.000%	3-Month LIBOR	7.000%	5/23/24	D	148,662
370	Equinox Holdings, Inc., Term Loan, First Lien	7.730%	3-Month LIBOR	3.000%	3/08/24	CCC	280,188
1,230	Fertitta Entertainment, LLC, Term Loan B	8.323%	SOFR30A	4.000%	1/27/29	B	1,171,979
135	GVC Holdings (Gibraltar) Limited, Term Loan B	8.180%	SOFR90A	3.500%	10/31/29	BB+	134,578
345	Hilton Grand Vacations Borrower LLC, Term Loan B	7.384%	1-Month LIBOR	3.000%	8/02/28	BB+	343,395
121	IRB Holding Corp, Term Loan B	7.317%	SOFR30A	3.000%	12/15/27	B+	117,864
673	NASCAR Holdings, Inc, Term Loan B	6.884%	1-Month LIBOR	2.500%	10/18/26	BBB–	672,468
57	PCI Gaming Authority, Term Loan	6.884%	1-Month LIBOR	2.500%	5/31/26	BB+	56,763
291	Scientific Games Holdings LP, Term Loan	7.097%	SOFR90A	3.500%	2/04/29	B+	278,482
318	Scientific Games International, Inc., Term Loan	7.417%	SOFR30A	3.000%	4/07/29	BB	314,875
395	SeaWorld Parks & Entertainment, Inc., Term Loan B	7.438%	1-Month LIBOR	3.000%	8/25/28	BB	388,828
70	SRAM, LLC, Term Loan B	7.134%	1-Month LIBOR	2.750%	5/18/28	BB–	68,292
1,670	Stars Group Holdings B.V. (The), Term Loan	4.500%	3-Month LIBOR	2.250%	7/10/25	BBB–	1,649,689
249	Stars Group Holdings B.V. (The), Term Loan B	8.092%	SOFR90A	3.250%	7/04/28	BBB–	248,648
329	Twin River Worldwide Holdings, Inc., Term Loan B	7.542%	3-Month LIBOR	3.250%	10/01/28	BB	305,656
271	William Morris Endeavor Entertainment, LLC, Term Loan, First Lien	6.830%	3-Month LIBOR	2.750%	5/16/25	B	265,826
10,508	Total Hotels, Restaurants & Leisure						9,632,957

	Household Durables – 0.1%

18	AI Aqua Merger Sub, Inc., Term Loan (12)	8.086%	SOFR30A	4.000%	7/30/28	AAA	17,485
106	AI Aqua Merger Sub Inc, Term Loan B	7.844%	SOFR90A	3.750%	7/30/28	AAA	100,296
17	Serta Simmons Bedding, LLC, Term Loan (11)	12.269%	3-Month LIBOR	7.500%	8/10/23	B–	16,905
1	Serta Simmons Bedding, LLC, Term Loan (11)	12.269%	3-Month LIBOR	7.500%	8/10/23	CCC+	330
455	Weber-Stephen Products LLC, Term Loan B	7.634%	1-Month LIBOR	3.250%	10/30/27	CCC+	386,363
597	Total Household Durables						521,379

	Independent Power And Renewable Electricity Prod – 0.0%

3	Vistra Operations Company LLC, Term Loan B3, First Lien	6.134%	1-Month LIBOR	1.750%	12/31/25	BBB–	2,880

Principal Amount (000)	Description (1)	Coupon (8)	Reference Rate (8)	Spread (8)	Maturity (9)	Ratings (5)	Value

	Independent Power And Renewable Electricity Producers – 0.1%

$284	Talen Energy Supply, LLC, Term Loan	6.094%	SOFR90A	4.750%	11/11/23	N/R	$286,841

	Insurance – 1.0%

362	Acrisure, LLC, Term Loan B	7.884%	1-Month LIBOR	3.500%	2/15/27	B	340,766
343	Alliant Holdings Intermediate, LLC, Term Loan B4	7.854%	1-Month LIBOR	3.500%	11/06/27	B	335,473
247	AssuredPartners, Inc., Term Loan B	7.884%	1-Month LIBOR	3.500%	2/13/27	B	240,309
274	Asurion LLC, Term Loan B4, Second Lien	9.634%	1-Month LIBOR	5.250%	1/15/29	B	214,601
347	Asurion LLC, Term Loan B7	7.384%	1-Month LIBOR	3.000%	11/03/24	BB–	337,436
340	Asurion LLC, Term Loan B9	7.634%	1-Month LIBOR	3.250%	7/31/27	BB–	298,597
389	Broadstreet Partners, Inc., Term Loan B	7.384%	1-Month LIBOR	3.000%	1/27/27	B+	377,980
370	Broadstreet Partners, Inc., Term Loan B2	7.634%	1-Month LIBOR	3.250%	1/27/27	B+	360,592
870	Hub International Limited, Term Loan B, (DD1)	7.528%	3-Month LIBOR	3.250%	4/25/25	B	863,030
247	Hub International Limited, Term Loan B	7.327%	3-Month LIBOR	3.000%	4/25/25	B	245,104
65	Hub International Limited, Term Loan B	8.220%	SOFR90A	4.000%	11/10/29	B	64,404
450	Ryan Specialty Group, LLC, Term Loan	7.323%	SOFR30A	3.000%	9/01/27	BB–	447,510
499	USI Inc/NY, Term Loan	8.330%	SOFR30A	3.750%	11/16/29	B+	495,009
4,803	Total Insurance						4,620,811

	Interactive Media & Services – 0.1%

1,034	Rackspace Technology Global, Inc., Term Loan B	7.380%	3-Month LIBOR	2.750%	2/09/28	B+	651,362

	Internet & Direct Marketing Retail – 0.1%

367	CNT Holdings I Corp, Term Loan	7.239%	SOFR90A	3.500%	11/08/27	B	356,344

	IT Services – 0.4%

100	Optiv Security, Inc., Term Loan, First Lien	8.403%	3-Month LIBOR	3.250%	2/01/24	B–	95,373
119	Peraton Corp., Term Loan B	8.139%	1-Month LIBOR	3.750%	2/01/28	B+	116,186
779	Syniverse Holdings, Inc., Term Loan	11.580%	SOFR90A	7.000%	5/10/29	B–	683,833
460	Tempo Acquisition LLC, Term Loan B	7.323%	SOFR30A	3.000%	8/31/28	Ba3	459,185
267	Travelport Finance (Luxembourg) S.a.r.l., Term Loan (cash 6.230%, PIK 7.250%)	6.230%	3-Month LIBOR	1.500%	2/28/25	B–	268,058
94	WEX Inc., Term Loan	6.634%	1-Month LIBOR	2.250%	4/01/28	BB	93,710
1,819	Total IT Services						1,716,345

	Life Sciences Tools & Services – 0.1%

57	Avantor Funding, Inc., Term Loan B5	6.634%	1-Month LIBOR	2.250%	11/06/27	BB+	57,362
70	ICON Luxembourg S.A.R.L., Term Loan	7.000%	3-Month LIBOR	2.250%	7/01/28	BB+	69,560
225	Maravai Intermediate Holdings LLC, Term Loan B	6.955%	SOFR90A	3.000%	10/19/27	B+	221,170
352	Total Life Sciences Tools & Services						348,092

	Machinery – 0.3%

332	Ali Group North America Corporation, Term Loan B	6.438%	1-Month LIBOR	2.000%	10/13/28	BBB–	329,594
95	Chart Industries Inc., Term Loan (WI/DD)	TBD	TBD	TBD	TBD	BB–	94,169
370	Filtration Group Corporation, Term Loan	7.884%	1-Month LIBOR	3.500%	10/21/28	B	364,449
413	Gates Global LLC, Term Loan B3	6.884%	1-Month LIBOR	2.500%	3/31/27	BB–	404,693
133	Grinding Media Inc., Term Loan B	7.702%	3-Month LIBOR	4.000%	10/12/28	B	124,577
1,343	Total Machinery						1,317,482

	Media – 1.4%

335	ABG Intermediate Holdings 2 LLC, Term Loan (WI/DD)	TBD	TBD	TBD	TBD	B+	325,159
333	ABG Intermediate Holdings 2 LLC, Term Loan B1	7.923%	SOFR30A	3.500%	12/21/28	B+	323,534
80	ABG Intermediate Holdings 2 LLC, Term Loan, Second Lien	10.423%	SOFR30A	6.000%	12/20/29	CCC+	73,500
120	Cable One, Inc., Term Loan B4	6.389%	1-Month LIBOR	2.000%	5/03/28	BB+	117,893
517	Cengage Learning, Inc., Term Loan B	7.814%	6-Month LIBOR	4.750%	7/14/26	B	466,135

NMAI	Nuveen Multi-Asset Income Fund (continued)
Portfolio of Investments December 31, 2022

Principal Amount (000)		Description (1)	Coupon (8)	Reference Rate (8)	Spread (8)	Maturity (9)	Ratings (5)	Value

		Media (continued)

$1,403		Clear Channel Outdoor Holdings, Inc., Term Loan B	7.915%	3-Month LIBOR	3.500%	8/21/26	B+	$1,281,180
255		CSC Holdings, LLC, Term Loan	6.568%	1-Month LIBOR	2.250%	1/15/26	B+	238,467
49		Cumulus Media New Holdings Inc., Term Loan B	8.134%	1-Month LIBOR	3.750%	3/31/26	B	46,461
466		DirecTV Financing, LLC, Term Loan	9.384%	1-Month LIBOR	5.000%	8/02/27	BB	454,430
371		Dotdash Meredith Inc, Term Loan B	8.224%	1-Month LIBOR	4.000%	12/01/28	B+	320,593
235		Formula One Holdings Limited., Term Loan B	7.791%	SOFR90A	3.250%	1/15/30	BB+	235,176
137		Gray Television, Inc., Term Loan B	6.884%	1-Month LIBOR	2.500%	2/07/24	BB	137,179
329		iHeartCommunications, Inc., Term Loan	7.384%	1-Month LIBOR	3.000%	5/01/26	BB–	302,756
482		McGraw-Hill Global Education Holdings, LLC, Term Loan	8.316%	6-Month LIBOR	4.750%	7/30/28	B	455,088
84		Mission Broadcasting, Inc., Term Loan B	6.620%	1-Month LIBOR	2.500%	6/03/28	BBB–	82,608
73		Outfront Media Capital LLC, Term Loan B	6.134%	1-Month LIBOR	1.750%	11/18/26	BB+	70,514
500		Radiate Holdco, LLC, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	N/R	408,465
573		Radiate Holdco, LLC, Term Loan B	7.634%	1-Month LIBOR	3.250%	9/25/26	B+	467,900
250		Virgin Media Bristol LLC, Term Loan N	6.818%	1-Month LIBOR	2.500%	1/31/28	BB–	246,273
231		Ziggo Financing Partnership, Term Loan I	6.818%	1-Month LIBOR	2.500%	4/30/28	B+	225,777
6,823		Total Media						6,279,088

		Multiline Retail – 0.0%

8		Belk, Inc., Term Loan (cash 17.440%, PIK 8.000%)	17.440%	3-Month LIBOR	13.000%	7/31/25	CCC–	998
2		Belk, Inc., Term Loan	12.199%	3-Month LIBOR	7.500%	7/31/25	B–	1,502
10		Total Multiline Retail						2,500

		Oil, Gas & Consumable Fuels – 0.4%

1		DT Midstream, Inc, Term Loan B	6.384%	1-Month LIBOR	2.000%	6/10/28	BBB–	1,257
141		EG America LLC, Term Loan	8.726%	3-Month LIBOR	4.000%	2/05/25	B–	133,135
402		Freeport LNG Investments, LLLP, Term Loan A	7.243%	3-Month LIBOR	3.000%	11/16/26	N/R	382,216
569		Gulf Finance, LLC, Term Loan	11.140%	1-Month LIBOR	6.750%	8/25/26	B	538,889
165		M6 ETX Holdings II Midco LLC, Term Loan B	9.158%	SOFR90A	4.500%	8/11/29	B+	164,768
365		QuarterNorth Energy Holding Inc., Exit Term Loan, Second Lien	12.384%	1-Month LIBOR	8.000%	8/27/26	B	364,211
233		TransMontaigne Operating Company L.P., Term Loan B	7.889%	1-Month LIBOR	3.500%	11/05/28	B+	229,229
1,876		Total Oil, Gas & Consumable Fuels						1,813,705

		Paper & Forest Products – 0.1%

308		Asplundh Tree Expert, LLC, Term Loan B	6.134%	1-Month LIBOR	1.750%	9/04/27	BBB–	307,783

		Personal Products – 0.0%

—	(10)	Kronos Acquisition Holdings Inc., Term Loan B	8.485%	3-Month LIBOR	3.750%	12/22/26	B	14
742		Revlon Consumer Products Corporation, Term Loan B (11)	8.192%	3-Month LIBOR	3.500%	9/07/23	N/R	154,957
742		Total Personal Products						154,971

		Pharmaceuticals – 0.4%

863		Jazz Financing Lux S.a.r.l., Term Loan	7.884%	1-Month LIBOR	3.500%	5/05/28	BB	856,383
371		LSCS Holdings, Inc., Term Loan, First Lien	8.884%	1-Month LIBOR	4.500%	12/16/28	B	355,704
431		Organon & Co, Term Loan	7.750%	3-Month LIBOR	3.000%	6/02/28	BB	427,716
155		Perrigo Investments, LLC, Term Loan B	6.823%	SOFR30A	2.500%	4/05/29	BBB–	154,638
1,820		Total Pharmaceuticals						1,794,441

		Professional Services – 0.2%

247		CCRR Parent, Inc, Term Loan B	8.140%	1-Month LIBOR	3.750%	3/05/28	B	235,544
113		CHG Healthcare Services Inc., Term Loan	7.634%	1-Month LIBOR	3.250%	9/30/28	B+	111,347
118		Dun & Bradstreet Corporation (The), Term Loan	7.639%	1-Month LIBOR	3.250%	2/08/26	B+	116,786
93		Physician Partners LLC, Term Loan	8.423%	SOFR30A	4.000%	2/01/29	B	89,115

Principal Amount (000)	Description (1)	Coupon (8)	Reference Rate (8)	Spread (8)	Maturity (9)	Ratings (5)	Value

	Professional Services (continued)

$201	Trans Union, LLC, Term Loan B5	6.134%	1-Month LIBOR	1.750%	11/13/26	BBB–	$198,678
244	Verscend Holding Corp., Term Loan B	8.384%	1-Month LIBOR	4.000%	8/27/25	B+	242,781
1,016	Total Professional Services						994,251

	Real Estate Management & Development – 0.1%

245	Cushman & Wakefield U.S. Borrower, LLC, Term Loan B	7.134%	1-Month LIBOR	2.750%	8/21/25	BB	239,585

	Road & Rail – 0.2%

139	First Student Bidco Inc, Term Loan B	7.726%	3-Month LIBOR	3.000%	7/21/28	BB–	125,954
70	First Student Bidco Inc, Term Loan C	7.726%	3-Month LIBOR	3.000%	7/21/28	BB–	63,770
484	Hertz Corporation, (The), Term Loan B, (DD1)	7.630%	1-Month LIBOR	3.250%	6/30/28	BB+	475,348
92	Hertz Corporation, (The), Term Loan C, (DD1)	7.630%	1-Month LIBOR	3.250%	6/30/28	BB+	90,586
785	Total Road & Rail						755,658

	Semiconductors & Semiconductor Equipment – 0.3%

213	Bright Bidco BV, Term Loan (DD1)	12.094%	CME Term SOFR 3 Month	8.000%	10/31/27	B	186,950
147	Entegris, Inc., Term Loan B	6.448%	1 + 3 Month LIBOR	3.000%	7/06/29	BBB–	146,790
860	MKS Instruments Inc., Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	BB+	851,860
1,220	Total Semiconductors & Semiconductor Equipment						1,185,600

	Software – 2.6%

372	AppLovin Corporation, Term Loan B	7.730%	3-Month LIBOR	3.000%	10/21/28	BB–	354,509
112	Apttus Corporation, Term Loan	8.665%	3-Month LIBOR	4.250%	5/06/28	B–	105,000
581	Avaya, Inc., Term Loan, (DD1)	14.336%	SOFR30A	10.000%	12/15/27	CC	358,768
366	Banff Merger Sub Inc, Term Loan	8.134%	1-Month LIBOR	3.750%	10/02/25	B	351,192
328	Camelot U.S. Acquisition LLC, Term Loan B	7.384%	1-Month LIBOR	3.000%	10/31/26	B+	323,030
354	Camelot U.S. Acquisition LLC, Term Loan B	7.384%	1-Month LIBOR	3.000%	10/31/26	B+	349,059
305	CDK Global, Inc., Term Loan B	9.080%	SOFR90A	4.500%	6/09/29	B+	302,764
723	Ceridian HCM Holding Inc., Term Loan B	6.889%	1-Month LIBOR	2.500%	4/30/25	B+	713,118
249	DTI Holdco, Inc., Term Loan	8.844%	SOFR90A	4.750%	4/21/29	B	230,360
921	Epicor Software Corporation, Term Loan	7.634%	1-Month LIBOR	3.250%	7/31/27	B	886,577
1,052	Finastra USA, Inc., Term Loan, First Lien	6.871%	3-Month LIBOR	3.500%	6/13/24	B	933,230
369	Greeneden U.S. Holdings II, LLC, Term Loan B4	8.384%	1-Month LIBOR	4.000%	12/01/27	B	355,299
370	IGT Holding IV AB, Term Loan B2	8.130%	3-Month LIBOR	3.400%	3/29/28	B	363,809
521	Informatica LLC, Term Loan B	7.139%	1-Month LIBOR	2.750%	10/14/28	BB–	512,465
248	Instructure Holdings, Inc., Term Loan B	6.121%	3-Month LIBOR	2.750%	10/29/28	Ba1	244,403
114	MA FinanceCo., LLC, Term Loan B	8.973%	3-Month LIBOR	4.250%	6/05/25	BB–	113,331
359	McAfee, LLC, Term Loan B	7.974%	SOFR30A	3.750%	2/03/29	B	335,431
500	NortonLifeLock Inc., Term Loan B	6.423%	SOFR30A	2.000%	1/28/29	BB+	492,605
900	OpenText Corporation, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	BBB–	881,213
62	Proofpoint, Inc., Term Loan, First Lien	7.985%	3-Month LIBOR	3.250%	8/31/28	B	60,190
69	RealPage, Inc, Term Loan, First Lien	7.384%	1-Month LIBOR	3.000%	4/22/28	B	65,687
548	Seattle Spinco, Inc., Term Loan B3	7.134%	1-Month LIBOR	2.750%	6/21/24	BB–	547,754
488	Seattle Spinco, Inc., Term Loan B5	8.421%	SOFR30A	4.000%	1/14/27	BB–	488,253
771	Sophia, L.P., Term Loan B	8.230%	3-Month LIBOR	3.500%	10/07/27	B	745,581
172	SS&C European Holdings Sarl, Term Loan B4	6.134%	1-Month LIBOR	1.750%	4/16/25	BB+	169,430
198	SS&C Technologies Inc., Term Loan B3	6.134%	1-Month LIBOR	1.750%	4/16/25	BB+	194,801
45	SS&C Technologies Inc., Term Loan B6	6.673%	SOFR30A	2.250%	3/22/29	BB+	43,952
67	SS&C Technologies Inc., Term Loan B7	6.673%	SOFR30A	2.250%	3/22/29	BB+	66,225
795	Ultimate Software Group Inc (The), Term Loan	6.998%	3-Month LIBOR	3.250%	5/03/26	B+	757,737
361	Zelis Healthcare Corporation, Term Loan	7.884%	1-Month LIBOR	3.500%	9/30/26	B	357,778
12,320	Total Software						11,703,551

NMAI	Nuveen Multi-Asset Income Fund (continued)
Portfolio of Investments December 31, 2022

Principal Amount (000)	Description (1)	Coupon (8)	Reference Rate (8)	Spread (8)	Maturity (9)	Ratings (5)	Value

	Specialty Retail – 0.6%

$315	Avis Budget Car Rental, LLC, Term Loan B	6.140%	1-Month LIBOR	1.750%	8/06/27	BB+	$306,484
288	Avis Budget Car Rental, LLC, Term Loan C	7.923%	SOFR30A	3.500%	3/15/29	BB+	284,327
372	Driven Holdings, LLC, Term Loan B	7.730%	3-Month LIBOR	3.000%	12/17/28	B–	354,508
275	Jo-Ann Stores, Inc., Term Loan B1, (DD1)	9.077%	3-Month LIBOR	4.750%	6/30/28	B–	188,769
155	Les Schwab Tire Centers, Term Loan B	6.580%	3-Month LIBOR	3.250%	11/02/27	B	153,259
1,099	PetSmart, Inc., Term Loan B	8.130%	1-Month LIBOR	3.750%	2/12/28	BB–	1,078,595
179	Restoration Hardware, Inc., Term Loan B	6.884%	1-Month LIBOR	2.500%	10/15/28	BB	164,755
248	Staples, Inc., Term Loan B2	8.940%	3-Month LIBOR	4.500%	9/12/24	B	245,168
2,931	Total Specialty Retail						2,775,865

	Technology Hardware, Storage & Peripherals – 0.1%

357	NCR Corporation, Term Loan	6.920%	3-Month LIBOR	2.500%	8/28/26	BB	347,826

	Textiles, Apparel & Luxury Goods – 0.1%

348	Birkenstock GmbH & Co. KG, Term Loan B	7.690%	3-Month LIBOR	3.250%	4/28/28	B+	340,044
210	Crocs Inc, Term Loan B	7.731%	6-Month LIBOR	3.500%	2/19/29	BB	205,711
27	New Trojan Parent, Inc., Term Loan, First Lien	7.588%	1 + 3 Month LIBOR	3.250%	1/06/28	B–	19,212
585	Total Textiles, Apparel & Luxury Goods						564,967

	Trading Companies & Distributors – 0.1%

175	Core & Main LP, Term Loan B	7.152%	1 + 6 Month LIBOR	2.500%	6/10/28	B+	173,706
380	Fly Funding II S.a.r.l., Term Loan B	6.310%	3-Month LIBOR	1.750%	8/09/25	B–	310,827
2	Univar Solutions USA Inc., Term Loan B6	6.134%	1-Month LIBOR	1.750%	6/03/28	BBB–	1,555
557	Total Trading Companies & Distributors						486,088

	Transportation Infrastructure – 0.2%

190	Brown Group Holding, LLC, Term Loan B	6.884%	1-Month LIBOR	2.500%	4/22/28	B+	186,761
150	Brown Group Holding, LLC, Term Loan B2	7.989%	SOFR30A+SOFR90A	3.750%	6/09/29	B+	149,380
420	KKR Apple Bidco, LLC, Term Loan	7.134%	1-Month LIBOR	2.750%	9/23/28	B+	415,348
120	KKR Apple Bidco, LLC, Term Loan	8.323%	CME Term SOFR 1 Month	4.000%	9/23/28	B+	120,038
880	Total Transportation Infrastructure						871,527

	Wireless Telecommunication Services – 0.2%

370	GOGO Intermediate Holdings LLC, Term Loan B	8.165%	3-Month LIBOR	3.750%	4/30/28	B+	366,987
3	Intelsat Jackson Holdings S.A., Term Loan B (11)	12.250%	Prime	4.750%	11/27/23	N/R	3,037
496	Intelsat Jackson Holdings S.A., Term Loan B	7.445%	SOFR180A	4.500%	1/27/29	B+	479,957
869	Total Wireless Telecommunication Services						849,981
$86,917	Total Variable Rate Senior Loan Interests (cost $85,181,010)						79,234,972

Shares	Description (1)						Value

	EXCHANGE-TRADED FUNDS – 12.2% (8.0% of Total Investments)

789,275	iShares Core MSCI Emerging Markets ETF						$36,859,142
48,368	iShares MSCI ACWI ETF						4,105,476
8,699	iShares MSCI EAFE ETF						571,002
175,131	Vanguard Short-Term Bond ETF						13,183,862
	Total Exchange-Traded Funds (cost $55,167,135)						54,719,482

Principal Amount (000)	Description (1)			Coupon	Maturity	Ratings (5)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 10.7% (7.0% of Total Investments)

	Automobiles – 0.3%

$1,190	General Motors Financial Co Inc			5.750%	N/A (13)	BB	$1,001,857
527	General Motors Financial Co Inc			5.700%	N/A (13)	BB	446,040
1,717	Total Automobiles						1,447,897

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value

	Banks – 4.6%

$240	Bank of America Corp	6.300%	N/A (13)	BBB–	$238,218
1,965	Bank of America Corp (3)	6.500%	N/A (13)	BBB–	1,938,142
75	Bank of America Corp	6.100%	N/A (13)	BBB–	72,375
295	Bank of America Corp	4.375%	N/A (13)	BBB–	249,845
1,000	Citigroup Inc	5.950%	N/A (13)	BB+	900,700
1,000	Citigroup Inc	6.300%	N/A (13)	BB+	943,250
1,580	Citigroup Inc (3)	6.250%	N/A (13)	BB+	1,532,600
335	Citizens Financial Group Inc	4.000%	N/A (13)	BB+	268,924
260	Citizens Financial Group Inc	6.375%	N/A (13)	BB+	236,802
325	CoBank ACB	6.250%	N/A (13)	BBB+	314,925
765	CoBank ACB	6.450%	N/A (13)	BBB+	751,613
550	First Citizens BancShares Inc/NC (3-Month LIBOR reference rate + 3.972% spread) (6)	8.741%	N/A (13)	Ba3	549,340
610	Huntington Bancshares Inc/OH	5.625%	N/A (13)	BB+	566,276
125	JPMorgan Chase & Co	6.100%	N/A (13)	BBB	121,659
660	JPMorgan Chase & Co	5.000%	N/A (13)	BBB	603,854
345	JPMorgan Chase & Co	3.650%	N/A (13)	BBB	295,406
1,760	JPMorgan Chase & Co (3)	6.750%	N/A (13)	BBB	1,753,206
50	M&T Bank Corp	5.125%	N/A (13)	BBB–	42,971
765	M&T Bank Corp	6.450%	N/A (13)	BBB–	746,791
325	PNC Financial Services Group Inc/The	6.000%	N/A (13)	BBB	305,377
415	PNC Financial Services Group Inc/The	3.400%	N/A (13)	BBB	328,888
448	PNC Financial Services Group Inc/The	5.000%	N/A (13)	BBB	387,294
365	PNC Financial Services Group Inc/The	6.200%	N/A (13)	BBB	356,696
625	Regions Financial Corp	5.750%	N/A (13)	BB+	609,206
200	SVB Financial Group	4.100%	N/A (13)	BBB	114,464
510	SVB Financial Group	4.000%	N/A (13)	BBB	336,610
600	Truist Financial Corp	5.100%	N/A (13)	BBB	555,000
895	Truist Financial Corp	4.800%	N/A (13)	BBB	805,726
1,035	Truist Financial Corp (3-Month LIBOR reference rate + 3.102% spread) (6)	7.871%	N/A (13)	BBB	1,024,133
1,950	Wells Fargo & Co (3)	5.875%	N/A (13)	BBB	1,881,750
635	Wells Fargo & Co	3.900%	N/A (13)	BBB	555,793
600	Wells Fargo & Co	5.900%	N/A (13)	BBB	537,366
450	Zions Bancorp NA	7.200%	N/A (13)	BB+	450,000
21,758	Total Banks				20,375,200

	Capital Markets – 0.7%

395	Bank of New York Mellon Corp	4.700%	N/A (13)	BBB+	379,252
1,000	Charles Schwab Corp	5.375%	N/A (13)	BBB	978,000
650	Goldman Sachs Group Inc/The	5.300%	N/A (13)	BB+	616,842
955	Goldman Sachs Group Inc/The (3)	5.500%	N/A (13)	BB+	925,848
3,000	Total Capital Markets				2,899,942

	Consumer Finance – 0.4%

1,039	Ally Financial Inc	4.700%	N/A (13)	BB–	695,233
400	Ally Financial Inc	4.700%	N/A (13)	BB–	250,500
455	American Express Co	3.550%	N/A (13)	BBB–	373,783
295	Capital One Financial Corp	3.950%	N/A (13)	BB+	231,687
305	Discover Financial Services	6.125%	N/A (13)	BB	296,031
130	Discover Financial Services	5.500%	N/A (13)	BB	103,482
2,624	Total Consumer Finance				1,950,716

	Diversified Financial Services – 0.3%

555	American AgCredit Corp, 144A	5.250%	N/A (13)	BB+	482,850
390	Equitable Holdings Inc	4.950%	N/A (13)	BBB–	367,653
420	Voya Financial Inc	6.125%	N/A (13)	BB+	408,986
1,365	Total Diversified Financial Services				1,259,489

	Electric Utilities – 0.4%

310	American Electric Power Co Inc	3.875%	2/15/62	BBB–	241,523
570	Edison International	5.000%	N/A (13)	BB	476,491
150	Edison International	5.375%	N/A (13)	BB	122,759
860	Emera Inc	6.750%	6/15/76	BB+	825,789
275	Southern Co/The	4.000%	1/15/51	BBB–	250,250
2,165	Total Electric Utilities				1,916,812

NMAI	Nuveen Multi-Asset Income Fund (continued)
Portfolio of Investments December 31, 2022

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value

	Food Products – 0.5%

$2,250	Land O’ Lakes Inc, 144A (3)	8.000%	N/A (13)	BB	$2,103,750

	Independent Power Producers & Energy Traders – 0.2%

300	AES Andes SA, 144A	6.350%	10/07/79	BB	275,964
265	AES Andes SA, 144A	7.125%	3/26/79	BB	252,103
175	Vistra Corp, 144A	7.000%	N/A (13)	BB–	159,238
185	Vistra Corp, 144A	8.000%	N/A (13)	BB–	176,688
925	Total Independent Power Producers & Energy Traders				863,993

	Industrial Conglomerates – 0.2%

945	General Electric Co (3-Month LIBOR reference rate + 3.330% spread) (6)	8.099%	N/A (13)	BBB–	928,408

	Insurance – 1.4%

233	American International Group Inc	5.750%	4/01/48	BBB–	222,556
450	AXIS Specialty Finance LLC	4.900%	1/15/40	BBB	369,000
235	Enstar Finance LLC	5.500%	1/15/42	BBB–	187,833
325	Enstar Finance LLC	5.750%	9/01/40	BBB–	294,125
681	Markel Corp	6.000%	N/A (13)	BB+	658,867
790	MetLife Inc, 144A	9.250%	4/08/38	BBB	920,301
660	Provident Financing Trust I	7.405%	3/15/38	BB+	686,400
335	Prudential Financial Inc	5.125%	3/01/52	BBB+	304,850
420	QBE Insurance Group Ltd, 144A	5.875%	N/A (13)	BBB	395,925
1,075	SBL Holdings Inc, 144A	6.500%	N/A (13)	BB	830,438
1,500	SBL Holdings Inc, 144A (3)	7.000%	N/A (13)	BB	1,218,750
6,704	Total Insurance				6,089,045

	Media – 0.1%

560	Paramount Global	6.375%	3/30/62	BB+	457,805

	Multi-Utilities – 0.5%

315	Algonquin Power & Utilities Corp	4.750%	1/18/82	BB+	255,150
1,070	CenterPoint Energy Inc	6.125%	N/A (13)	BB+	1,005,800
360	CMS Energy Corp	4.750%	6/01/50	BBB–	311,385
900	Sempra Energy	4.875%	N/A (13)	BBB–	832,212
2,645	Total Multi-Utilities				2,404,547

	Oil – 0.0%

55	Energy Transfer LP	7.125%	N/A (13)	BB	45,925

	Oil, Gas & Consumable Fuels – 0.4%

360	Enbridge Inc	7.625%	1/15/83	BBB–	355,072
535	Energy Transfer LP	6.500%	N/A (13)	BB	460,100
270	MPLX LP	6.875%	N/A (13)	BB+	265,950
645	Transcanada Trust	5.600%	3/07/82	BBB–	551,475
10	Transcanada Trust	5.500%	9/15/79	BBB–	8,632
1,820	Total Oil, Gas & Consumable Fuels				1,641,229

	Trading Companies & Distributors – 0.5%

610	AerCap Global Aviation Trust, 144A	6.500%	6/15/45	BB+	574,999
1,645	AerCap Holdings NV (3)	5.875%	10/10/79	BB	1,497,690
395	Air Lease Corp	4.650%	N/A (13)	BB+	330,109
2,650	Total Trading Companies & Distributors				2,402,798

	U.S. Agency – 0.1%

525	Farm Credit Bank of Texas, 144A	6.200%	N/A (13)	Baa1	467,250

	Wireless Telecommunication Services – 0.1%

500	Vodafone Group PLC	7.000%	4/04/79	BB+	502,715
$52,208	Total $1,000 Par (or similar) Institutional Preferred (cost $52,844,506)				47,757,521

Principal Amount (000) (14)		Description (1)	Coupon	Maturity	Ratings (5)	Value

		EMERGING MARKET DEBT AND FOREIGN CORPORATE BONDS – 8.9% (5.9% of Total Investments)

		Africa – 0.0%

$200		Banque Ouest Africaine de Developpement, 144A	4.700%	10/22/31	Baa1	$169,920

		Angola – 0.2%

335		Angolan Government International Bond, 144A	8.250%	5/09/28	B–	304,448
270		Angolan Government International Bond, 144A	9.375%	5/08/48	B–	213,300
200		Angolan Government International Bond, 144A	8.750%	4/14/32	B–	172,860
		Total Angola				690,608

		Argentina – 0.1%

700		Argentine Republic Government International Bond	1.500%	7/09/35	CCC+	177,552
475		Provincia de Buenos Aires/Government Bonds, 144A	3.900%	9/01/37	CCC+	163,875
20		YPF SA, Reg S	6.950%	7/21/27	CCC+	14,169
139		YPF SA, 144A	6.950%	7/21/27	CCC+	98,470
		Total Argentina				454,066

		Australia – 0.3%

200		AngloGold Ashanti Holdings PLC	3.375%	11/01/28	BBB–	174,341
200		AngloGold Ashanti Holdings PLC	3.750%	10/01/30	BBB–	173,467
1,025		QBE Insurance Group Ltd, Reg S	6.750%	12/02/44	BBB	999,159
		Total Australia				1,346,967

		Barbados – 0.0%

200		Barbados Government International Bond, 144A	6.500%	10/01/29	B	185,400

		Benin – 0.1%

100	EUR	Benin Government International Bond, 144A	6.875%	1/19/52	B+	77,145
190	EUR	Benin Government International Bond, 144A	4.950%	1/22/35	B+	147,302
		Total Benin				224,447

		Bermuda – 0.1%

200		Bermuda Government International Bond, 144A	4.750%	2/15/29	A+	199,086

		Brazil – 0.5%

200		Arcos Dorados BV, 144A	6.125%	5/27/29	Ba2	193,798
200		B3 SA – Brasil Bolsa Balcao, 144A	4.125%	9/20/31	Ba1	168,529
200		Banco BTG Pactual SA/Cayman Islands, 144A	2.750%	1/11/26	Ba2	181,750
200		Banco do Brasil SA/Cayman, 144A	4.875%	1/11/29	Ba2	186,465
825	BRL	Brazil Notas do Tesouro Nacional Serie F	10.000%	1/01/25	BB–	149,490
210		Brazilian Government International Bond	5.000%	1/27/45	BB–	155,537
200		Brazilian Government International Bond	5.625%	1/07/41	BB–	169,135
200		Brazilian Government International Bond	4.750%	1/14/50	BB–	139,888
200		Embraer Netherlands Finance BV, 144A	6.950%	1/17/28	BB+	200,000
200		JSM Global Sarl, 144A	4.750%	10/20/30	BB	133,250
200		Natura &Co Luxembourg Holdings Sarl, 144A	6.000%	4/19/29	BB	175,039
145		Petrobras Global Finance BV	6.750%	6/03/50	BB–	126,560
115		Petrobras Global Finance BV	5.500%	6/10/51	BB–	88,181
200		Suzano Austria GmbH	2.500%	9/15/28	BBB–	168,274
		Total Brazil				2,235,896

		Cameroon – 0.0%

100	EUR	Republic of Cameroon International Bond, 144A	5.950%	7/07/32	B	78,969

		Canada – 0.3%

150		Air Canada, 144A	3.875%	8/15/26	BB	132,860
550		Enbridge Inc	5.750%	7/15/80	BBB–	497,320
175		Enbridge Inc	5.500%	7/15/77	BBB–	154,721
625		GFL Environmental Inc, 144A	5.125%	12/15/26	BB–	597,692
		Total Canada				1,382,593

		Chile – 0.3%

199		Alfa Desarrollo SpA, 144A	4.550%	9/27/51	BBB–	151,372
200		Antofagasta PLC, 144A	5.625%	5/13/32	BBB+	196,159

NMAI	Nuveen Multi-Asset Income Fund (continued)
Portfolio of Investments December 31, 2022

Principal Amount (000) (14)		Description (1)	Coupon	Maturity	Ratings (5)	Value

		Chile (continued)

$200		Banco del Estado de Chile, 144A	2.704%	1/09/25	A	$188,475
205		Celulosa Arauco y Constitucion SA, 144A	5.150%	1/29/50	BBB–	178,121
175		Cia Cervecerias Unidas SA, 144A	3.350%	1/19/32	A–	147,599
200		Corp Nacional del Cobre de Chile, 144A	3.000%	9/30/29	A–	174,691
150		Empresa Nacional de Telecomunicaciones SA, 144A	3.050%	9/14/32	BBB	119,250
160		VTR Comunicaciones SpA, 144A	5.125%	1/15/28	B	99,368
		Total Chile				1,255,035

		China – 0.1%

200		Agile Group Holdings Ltd, Reg S	5.500%	5/17/26	N/R	89,719
200		ENN Clean Energy International Investment Ltd, 144A	3.375%	5/12/26	Baa3	174,272
200		Lenovo Group Ltd, 144A	3.421%	11/02/30	BBB	158,600
200		RKPF Overseas 2020 A Ltd, Reg S	5.200%	1/12/26	Ba3	142,526
		Total China				565,117

		Colombia – 0.3%

320		Bancolombia SA	3.000%	1/29/25	Baa2	303,111
350		Colombia Government International Bond	3.125%	4/15/31	BB+	259,775
205		Colombia Government International Bond	3.250%	4/22/32	BB+	149,076
200		Ecopetrol SA	5.875%	11/02/51	BB+	134,504
200		Ecopetrol SA	4.625%	11/02/31	BB+	152,768
200		Empresas Publicas de Medellin ESP, 144A	4.250%	7/18/29	Baa3	158,750
200		Grupo Aval Ltd, 144A	4.375%	2/04/30	Ba1	162,006
		Total Colombia				1,319,990

		Costa Rica – 0.1%

200		Costa Rica Government International Bond, 144A	7.000%	4/04/44	B	188,084
200		Instituto Costarricense de Electricidad, 144A	6.750%	10/07/31	B+	191,800
		Total Costa Rica				379,884

		Cote d’Ivoire – 0.1%

395		Ivory Coast Government International Bond, Reg S	6.125%	6/15/33	BB–	351,037
270	EUR	Ivory Coast Government International Bond, Reg S	6.875%	10/17/40	BB–	217,398
		Total Cote d’Ivoire				568,435

		Dominican Republic – 0.2%

425		Dominican Republic International Bond, Reg S	7.450%	4/30/44	BB–	395,657
270		Dominican Republic International Bond, Reg S	4.875%	9/23/32	BB–	224,116
150		Dominican Republic International Bond, 144A	4.875%	9/23/32	BB–	124,509
		Total Dominican Republic				744,282

		Ecuador – 0.1%

623		Ecuador Government International Bond, 144A	1.000%	7/31/35	B–	286,193
137		Ecuador Government International Bond, Reg S	2.500%	7/31/35	N/R	62,984
467		Ecuador Government International Bond, 144A	1.500%	7/31/40	B–	190,660
119		Ecuador Government International Bond, 144A	0.000%	7/31/30	B–	46,415
		Total Ecuador				586,252

		Egypt – 0.2%

300		Egypt Government International Bond, Reg S	7.903%	2/21/48	B+	189,036
200		Egypt Government International Bond, 144A	5.800%	9/30/27	B	164,894
205		Egypt Government International Bond, 144A	8.875%	5/29/50	B+	138,220
220		Egypt Government International Bond, 144A	7.300%	9/30/33	B	155,650
225		Egypt Government International Bond, 144A	8.500%	1/31/47	B+	149,552
200		Egypt Government International Bond, 144A	7.600%	3/01/29	B	162,470
		Total Egypt				959,822

		El Salvador – 0.0%

40		El Salvador Government International Bond, Reg S	5.875%	1/30/25	CCC+	25,833
190		El Salvador Government International Bond, 144A	7.125%	1/20/50	CCC+	73,318
65		El Salvador Government International Bond, Reg S	7.650%	6/15/35	CCC+	25,837
135		El Salvador Government International Bond, Reg S	6.375%	1/18/27	CCC+	59,063
		Total El Salvador				184,051

Principal Amount (000) (14)			Description (1)	Coupon	Maturity	Ratings (5)	Value

			Ghana – 0.1%

$250			Ghana Government International Bond, 144A	8.750%	3/11/61	CC	$86,750
355			Ghana Government International Bond, Reg S	7.625%	5/16/29	CC	130,005
235			Ghana Government International Bond, 144A	7.750%	4/07/29	CC	85,963
200			Kosmos Energy Ltd, 144A	7.750%	5/01/27	B+	166,761
			Total Ghana				469,479

			Guatemala – 0.2%

145			Central American Bottling Corp / CBC Bottling Holdco SL / Beliv Holdco SL, 144A	5.250%	4/27/29	Ba1	135,172
200			CT Trust, 144A	5.125%	2/03/32	Ba1	175,618
200			Guatemala Government Bond, 144A	3.700%	10/07/33	BB–	164,641
200			Investment Energy Resources Ltd, 144A	6.250%	4/26/29	BB–	191,100
180			Millicom International Cellular SA, 144A	6.250%	3/25/29	Ba1	172,084
			Total Guatemala				838,615

			Honduras – 0.0%

–	(10)		Honduras Government International Bond, Reg S	7.500%	3/15/24	BB–	7

			Hungary – 0.0%

200			Hungary Government International Bond, 144A	5.250%	6/16/29	BBB	191,000

			India – 0.3%

200			Adani Ports & Special Economic Zone Ltd, 144A	3.100%	2/02/31	BBB–	146,624
186			Azure Power Energy Ltd, 144A	3.575%	8/19/26	Ba1	143,297
200			Export-Import Bank of India, 144A	2.250%	1/13/31	BBB–	157,132
200			Indian Railway Finance Corp Ltd, 144A	3.570%	1/21/32	BBB–	171,108
200			Network i2i Ltd, 144A	3.975%	6/03/71	BB	174,000
200			Power Finance Corp Ltd, 144A	3.950%	4/23/30	Baa3	175,123
200			ReNew Wind Energy AP2 / ReNew Power Pvt Ltd other 9 Subsidiaries, 144A	4.500%	7/14/28	Ba3	167,937
200			UltraTech Cement Ltd, 144A	2.800%	2/16/31	Baa3	158,961
			Total India				1,294,182

			Indonesia – 0.3%

200			Freeport Indonesia PT, 144A	6.200%	4/14/52	Baa3	174,602
500			Pertamina Persero PT, 144A	2.300%	2/09/31	Baa2	402,823
200			Perusahaan Penerbit SBSN Indonesia III, 144A	4.700%	6/06/32	BBB	196,787
335			Perusahaan Perseroan Persero PT Perusahaan Listrik Negara, Reg S	3.875%	7/17/29	BBB	296,833
200			Perusahaan Perseroan Persero PT Perusahaan Listrik Negara, Reg S	5.250%	5/15/47	Baa2	168,750
200			Saka Energi Indonesia PT, 144A	4.450%	5/05/24	B+	190,847
			Total Indonesia				1,430,642

			Iraq – 0.1%

275			Iraq International Bond, 144A	5.800%	1/15/28	N/R	253,000
200			Iraq International Bond, 144A	6.752%	3/09/23	B–	196,920
			Total Iraq				449,920

			Israel – 0.2%

200			Bank Leumi Le-Israel BM, 144A, Reg S	5.125%	7/27/27	A	198,019
80			Energean Israel Finance Ltd, 144A, Reg S	4.875%	3/30/26	BB–	73,376
85			Energean Israel Finance Ltd, 144A, Reg S	4.500%	3/30/24	BB–	81,813
200			Israel Electric Corp Ltd, 144A, Reg S	4.250%	8/14/28	BBB+	188,750
75			Leviathan Bond Ltd, 144A, Reg S	6.750%	6/30/30	BB–	70,709
32			Leviathan Bond Ltd, 144A, Reg S	6.125%	6/30/25	BB–	31,240
127			Leviathan Bond Ltd, 144A, Reg S	6.500%	6/30/27	BB–	122,662
175		EUR	Teva Pharmaceutical Finance Netherlands II BV	4.375%	5/09/30	BB–	154,995
			Total Israel				921,564

			Jamaica – 0.1%

215			Jamaica Government International Bond	8.000%	3/15/39	B	251,173
215			Jamaica Government International Bond	7.875%	7/28/45	B	241,648
			Total Jamaica				492,821

NMAI	Nuveen Multi-Asset Income Fund (continued)
Portfolio of Investments December 31, 2022

Principal Amount (000) (14)		Description (1)	Coupon	Maturity	Ratings (5)	Value

		Jordan – 0.1%

$200		Jordan Government International Bond, 144A	4.950%	7/07/25	B+	$191,466
200		Jordan Government International Bond, 144A	5.850%	7/07/30	B+	178,760
		Total Jordan				370,226

		Kazakhstan – 0.2%

200		Development Bank of Kazakhstan JSC, 144A	5.750%	5/12/25	Baa2	199,600
200		Kazakhstan Government International Bond, 144A	6.500%	7/21/45	BBB	207,312
200		KazMunayGas National Co JSC, 144A	3.500%	4/14/33	Baa2	148,200
200		KazMunayGas National Co JSC, 144A	5.375%	4/24/30	Baa2	178,674
200		Tengizchevroil Finance Co International Ltd, 144A	4.000%	8/15/26	BBB	170,760
		Total Kazakhstan				904,546

		Kenya – 0.1%

200		Republic of Kenya Government International Bond, 144A	7.250%	2/28/28	B	174,500
200		Republic of Kenya Government International Bond, 144A	6.300%	1/23/34	B	153,600
		Total Kenya				328,100

		Korea, Republic of – 0.1%
200		POSCO, 144A	4.500%	8/04/27	A–	187,753
200		Shinhan Bank Co Ltd, 144A	4.375%	4/13/32	BBB+	177,173
		Total Korea, Republic of				364,926

		Macau – 0.0%

200		Sands China Ltd	5.625%	8/08/25	BB+	191,206

		Malaysia – 0.2%

600	MYR	Malaysia Government Bond	3.900%	11/30/26	A–	136,498
215		Misc Capital Two Labuan Ltd, 144A	3.750%	4/06/27	BBB	194,807
205		Petronas Capital Ltd, 144A	3.404%	4/28/61	A	141,089
200		Petronas Capital Ltd, 144A	3.500%	4/21/30	A	182,316
		Total Malaysia				654,710

		Mexico – 0.7%

200		Banco Nacional de Comercio Exterior SNC/Cayman Islands, 144A	2.720%	8/11/31	Ba1	166,836
200		Braskem Idesa SAPI, 144A	6.990%	2/20/32	BB–	142,764
200		Cemex SAB de CV, 144A	3.875%	7/11/31	BB+	168,807
230		Comision Federal de Electricidad, 144A	3.348%	2/09/31	BBB	179,522
200		Comision Federal de Electricidad, 144A	4.688%	5/15/29	BBB	176,886
200		Electricidad Firme de Mexico Holdings SA de CV, 144A	4.900%	11/20/26	Ba2	175,750
200		Grupo Axo SAPI de CV, 144A	5.750%	6/08/26	Ba2	173,500
3,600	MXN	Mexican Bonos	8.500%	11/18/38	BBB	174,791
2,350	MXN	Mexican Bonos	7.500%	6/03/27	BBB	113,667
300		Mexico Government International Bond	4.400%	2/12/52	BBB	220,550
200		Mexico Government International Bond	4.280%	8/14/41	BBB	154,204
200		Nemak SAB de CV, 144A	3.625%	6/28/31	BB+	156,447
140		Petroleos Mexicanos	6.375%	1/23/45	BB–	86,685
245		Petroleos Mexicanos	5.950%	1/28/31	BB–	185,428
712		Petroleos Mexicanos	6.750%	9/21/47	BB–	454,255
545		Petroleos Mexicanos	6.840%	1/23/30	BB–	450,438
25		Petroleos Mexicanos	6.500%	1/23/29	BB–	21,398
		Total Mexico				3,201,928

		Mongolia – 0.1%

300		Mongolia Government International Bond, 144A	5.125%	4/07/26	B	256,522

		Morocco – 0.1%

200		Morocco Government International Bond, 144A	5.500%	12/11/42	BB+	171,425
200		OCP SA, 144A	5.125%	6/23/51	BB+	151,273
200		OCP SA, 144A	3.750%	6/23/31	BB+	167,200
		Total Morocco				489,898

		Namibia – 0.0%

200		Namibia International Bonds, 144A	5.250%	10/29/25	B+	187,000

Principal Amount (000) (14)	Description (1)	Coupon	Maturity	Ratings (5)	Value

	Netherlands – 0.1%

$405	Aegon NV	5.500%	4/11/48	BBB+	$363,921
200	VEON Holdings BV, Reg S	4.000%	4/09/25	N/R	155,000
	Total Netherlands				518,921

	Nigeria – 0.2%

200	Access Bank PLC, 144A	6.125%	9/21/26	B–	153,420
400	Nigeria Government International Bond, 144A	8.375%	3/24/29	B–	331,000
200	Nigeria Government International Bond, 144A	7.375%	9/28/33	B–	142,088
200	Nigeria Government International Bond, Reg S	7.625%	11/28/47	B–	128,292
	Total Nigeria				754,800

	Oman – 0.2%

200	Oman Government International Bond, 144A	6.250%	1/25/31	Ba2	201,102
385	Oman Government International Bond, Reg S	5.625%	1/17/28	Ba2	379,633
200	Oman Government International Bond, Reg S	6.750%	1/17/48	Ba2	187,111
200	OQ SAOC, 144A	5.125%	5/06/28	Ba2	189,230
	Total Oman				957,076

	Pakistan – 0.1%

515	Pakistan Government International Bond, Reg S	6.875%	12/05/27	CCC+	198,275
200	Pakistan Government International Bond, 144A	6.000%	4/08/26	Caa1	79,000
200	Pakistan Water & Power Development Authority, Reg S	7.500%	6/04/31	CCC+	57,000
	Total Pakistan				334,275

	Panama – 0.2%

200	Aeropuerto Internacional de Tocumen SA, 144A	5.125%	8/11/61	BBB	163,331
200	C&W Senior Financing DAC, 144A	6.875%	9/15/27	B+	186,000
190	Panama Bonos del Tesoro	3.362%	6/30/31	BBB	152,950
155	Panama Notas del Tesoro	3.750%	4/17/26	BBB	145,779
185	UEP Penonome II SA, 144A	6.500%	10/01/38	BB	135,030
	Total Panama				783,090

	Paraguay – 0.0%

200	Paraguay Government International Bond, 144A	2.739%	1/29/33	BB+	160,063

	Peru – 0.2%

65	Banco de Credito del Peru S.A, 144A	3.250%	9/30/31	BBB–	57,148
120	Banco de Credito del Peru S.A, 144A	3.125%	7/01/30	BBB–	108,736
200	Credicorp Ltd, 144A	2.750%	6/17/25	BBB	186,812
300	Fondo MIVIVIENDA SA, 144A	4.625%	4/12/27	Baa1	283,428
200	Kallpa Generacion SA, Reg S	4.875%	5/24/26	Baa3	192,034
200	Peruvian Government International Bond	3.000%	1/15/34	BBB	157,531
95	Volcan Cia Minera SAA, 144A	4.375%	2/11/26	Ba2	81,847
	Total Peru				1,067,536

	Philippines – 0.0%

200	Philippine Government International Bond	4.200%	3/29/47	BBB	170,333

	Qatar – 0.2%

405	Qatar Government International Bond, Reg S	4.400%	4/16/50	AA–	371,117
310	QatarEnergy Trading LLC, 144A	3.300%	7/12/51	AA–	228,625
200	QNB Finance Ltd, Reg S	2.625%	5/12/25	A+	188,800
	Total Qatar				788,542

	Romania – 0.0%

140	Romanian Government International Bond, 144A	3.000%	2/27/27	BBB–	123,862

	Rwanda – 0.1%

300	Rwanda International Government Bond, 144A	5.500%	8/09/31	B+	227,334

	Saudi Arabia – 0.2%

200	EIG Pearl Holdings Sarl, 144A	4.387%	11/30/46	A+	153,511

NMAI	Nuveen Multi-Asset Income Fund (continued)
Portfolio of Investments December 31, 2022

Principal Amount (000) (14)		Description (1)	Coupon	Maturity	Ratings (5)	Value

		Saudi Arabia (continued)

$200		Saudi Arabian Oil Co, Reg S	4.250%	4/16/39	A	$178,541
325		Saudi Government International Bond, 144A	2.250%	2/02/33	A+	263,571
385		Saudi Government International Bond, Reg S	3.750%	1/21/55	A+	304,338
		Total Saudi Arabia				899,961

		Senegal – 0.1%

215		Senegal Government International Bond, Reg S	6.750%	3/13/48	BB–	151,394
200		Senegal Government International Bond, 144A	6.750%	3/13/48	BB–	140,566
100	EUR	Senegal Government International Bond, 144A	5.375%	6/08/37	BB–	71,785
		Total Senegal				363,745

		Singapore – 0.0%

200		United Overseas Bank Ltd, 144A	3.059%	4/07/25	AA–	192,089

		South Africa – 0.4%

500		Eskom Holdings SOC Ltd, 144A	6.750%	8/06/23	CCC+	480,100
200		Eskom Holdings SOC Ltd, 144A	6.350%	8/10/28	BB	184,500
200		MTN Mauritius Investments Ltd, 144A	6.500%	10/13/26	BB	199,526
2,875	ZAR	Republic of South Africa Government Bond	8.875%	2/28/35	BB	142,514
3,075	ZAR	Republic of South Africa Government Bond	7.000%	2/28/31	BB	146,012
225		Republic of South Africa Government International Bond	5.875%	4/20/32	BB–	202,500
200		Republic of South Africa Government International Bond	5.750%	9/30/49	BB–	146,340
200		Republic of South Africa Government International Bond	5.375%	7/24/44	BB–	150,010
200		Republic of South Africa Government International Bond	5.650%	9/27/47	Ba2	146,420
		Total South Africa				1,797,922

		Sri Lanka – 0.0%

415		Sri Lanka Government International Bond, Reg S	6.850%	11/03/25	D	130,763

		Thailand – 0.1%

200		Bangkok Bank PCL/Hong Kong, 144A	3.466%	9/23/36	Baa3	156,362
6,150	THB	Thailand Government Bond	2.875%	12/17/28	N/R	185,083
		Total Thailand				341,445

		Turkey – 0.3%

200		Anadolu Efes Biracilik Ve Malt Sanayii AS, 144A	3.375%	6/29/28	BB+	154,452
200		Arcelik AS, 144A	5.000%	4/03/23	BB+	199,096
245		Turkey Government International Bond	5.125%	2/17/28	B	211,680
200		Turkiye Ihracat Kredi Bankasi AS, 144A	5.750%	7/06/26	B–	181,682
200		Turkiye Ihracat Kredi Bankasi AS, 144A	6.125%	5/03/24	B–	196,030
200		Turkiye Sise ve Cam Fabrikalari AS, 144A	6.950%	3/14/26	B	194,720
		Total Turkey				1,137,660

		Uganda – 0.0%

669,000	UGX	Republic of Uganda Government Bonds	14.250%	8/23/29	N/R	167,302

		Ukraine – 0.1%

200		NAK Naftogaz Ukraine via Kondor Finance PLC, Reg S	7.375%	7/19/24	N/R	31,000
360		Ukraine Government International Bond, 144A	7.253%	3/15/35	CCC+	64,795
115		Ukraine Government International Bond, Reg S	7.750%	9/01/24	CCC+	27,542
100		Ukraine Government International Bond, Reg S	7.750%	9/01/28	CCC+	20,604
425		Ukraine Government International Bond, 144A	6.876%	5/21/31	CCC+	77,577
		Total Ukraine				221,518

		United Arab Emirates – 0.3%

200		Abu Dhabi Government International Bond, 144A	3.125%	9/30/49	AA	147,546
200		DAE Funding LLC, 144A	3.375%	3/20/28	Baa3	177,000
400		Emirate of Dubai Government International Bonds, Reg S	3.900%	9/09/50	N/R	285,950
435		Galaxy Pipeline Assets Bidco Ltd, 144A	2.625%	3/31/36	Aa2	350,090
232		Galaxy Pipeline Assets Bidco Ltd, 144A	2.940%	9/30/40	Aa2	186,246
199		Sweihan PV Power Co PJSC, 144A	3.625%	1/31/49	BBB+	159,162
		Total United Arab Emirates				1,305,994

Principal Amount (000) (14)		Description (1)	Coupon	Maturity	Ratings (5)	Value

		United Kingdom – 0.1%

$215		Legal & General Group PLC, Reg S	5.250%	3/21/47	BBB+	$198,875
410		Vodafone Group PLC	4.125%	6/04/81	BB+	304,307
		Total United Kingdom				503,182

		Uruguay – 0.1%

6,200	UYU	Uruguay Government International Bond	8.250%	5/21/31	BBB	133,926
80		Uruguay Government International Bond	4.375%	1/23/31	BBB	79,463
		Total Uruguay				213,389

		Uzbekistan – 0.0%

200		Republic of Uzbekistan International Bond, Reg S	4.750%	2/20/24	BB–	195,434

		Zambia – 0.0%

425		Zambia Government International Bond, 144A	8.500%	4/14/24	D	191,250
		Total Emerging Market Debt And Foreign Corporate Bonds (cost $49,990,825)				40,115,598

Principal Amount (000)		Description (1),(15)	Coupon	Maturity	Ratings (5)	Value

		CONTINGENT CAPITAL SECURITIES – 7.2% (4.7% of Total Investments)

		Banks – 5.2%

$240		Australia & New Zealand Banking Group Ltd/United Kingdom, 144A	6.750%	N/A (13)	BBB	$239,138
600		Banco Bilbao Vizcaya Argentaria SA	6.500%	N/A (13)	Ba2	574,503
600		Banco Bilbao Vizcaya Argentaria SA	6.125%	N/A (13)	Ba2	510,858
500		Banco Mercantil del Norte SA/Grand Cayman, 144A	7.625%	N/A (13)	BB	467,351
200		Banco Mercantil del Norte SA/Grand Cayman, 144A	7.500%	N/A (13)	BB	183,070
800		Banco Santander SA	4.750%	N/A (13)	Ba1	647,790
600		Banco Santander SA, Reg S	7.500%	N/A (13)	Ba1	585,660
200		Bank Hapoalim BM, 144A, Reg S	3.255%	1/21/32	BBB	171,937
895		Barclays PLC	8.000%	N/A (13)	BB	869,587
400		Barclays PLC	8.000%	N/A (13)	BB	374,000
1,055		Barclays PLC	7.750%	N/A (13)	BB	1,029,997
630		Barclays PLC	6.125%	N/A (13)	BB	574,875
200		BBVA Bancomer SA/Texas, 144A	5.125%	1/18/33	BB	179,520
740		BNP Paribas SA, 144A	6.625%	N/A (13)	BBB–	714,829
280		BNP Paribas SA, 144A	7.750%	N/A (13)	BBB–	276,500
1,030		BNP Paribas SA, 144A	7.375%	N/A (13)	BBB–	1,018,441
290		BNP Paribas SA, 144A	7.000%	N/A (13)	BBB–	274,163
755		Credit Agricole SA, 144A	8.125%	N/A (13)	BBB	764,362
805		Credit Agricole SA, 144A	7.875%	N/A (13)	BBB	797,594
1,110		HSBC Holdings PLC	6.000%	N/A (13)	Baa2	1,018,769
2,120		HSBC Holdings PLC (3)	6.375%	N/A (13)	Baa2	2,054,444
900		ING Groep NV	6.500%	N/A (13)	BB+	850,939
530		ING Groep NV, Reg S	6.750%	N/A (13)	Baa2	509,357
845		ING Groep NV	5.750%	N/A (13)	Baa2	749,840
1,225		Lloyds Banking Group PLC	7.500%	N/A (13)	BBB–	1,181,766
1,255		Lloyds Banking Group PLC	7.500%	N/A (13)	BBB–	1,216,346
500		Macquarie Bank Ltd/London, 144A	6.125%	N/A (13)	BB+	430,929
1,010		NatWest Group PLC	6.000%	N/A (13)	BBB–	932,681
680		NatWest Group PLC	8.000%	N/A (13)	BBB–	668,950
610		Nordea Bank Abp, 144A	6.625%	N/A (13)	BBB	599,058
865		Societe Generale SA, 144A	7.875%	N/A (13)	BB	856,193
320		Societe Generale SA, 144A	6.750%	N/A (13)	BB	286,544
245		Societe Generale SA, 144A	8.000%	N/A (13)	BB	245,306
370		Standard Chartered PLC, 144A	4.300%	N/A (13)	BB+	283,955
420		Standard Chartered PLC, 144A	7.750%	N/A (13)	BB+	417,540
435		UniCredit SpA, Reg S	8.000%	N/A (13)	Ba3	415,425
24,260		Total Banks				22,972,217

NMAI	Nuveen Multi-Asset Income Fund (continued)
Portfolio of Investments December 31, 2022

Principal Amount (000)	Description (1),(15)	Coupon	Maturity	Ratings (5)	Value

	Capital Markets – 1.9%

$575	Credit Suisse Group AG, 144A	7.500%	N/A (13)	BB–	$500,250
1,250	Credit Suisse Group AG, 144A	7.500%	N/A (13)	BB–	998,900
1,645	Credit Suisse Group AG, 144A (3)	7.250%	N/A (13)	BB–	1,182,522
300	Credit Suisse Group AG, 144A	6.375%	N/A (13)	BB–	215,000
305	Credit Suisse Group AG, 144A	9.750%	N/A (13)	BB–	265,676
1,600	Deutsche Bank AG (3)	6.000%	N/A (13)	BB	1,356,915
685	UBS Group AG, 144A	3.875%	N/A (13)	BBB	572,421
1,365	UBS Group AG, 144A (3)	7.000%	N/A (13)	BBB	1,342,919
1,030	UBS Group AG, Reg S	7.000%	N/A (13)	BBB	1,017,125
1,365	UBS Group AG, Reg S	6.875%	N/A (13)	BBB	1,332,120
10,120	Total Capital Markets				8,783,848

	Commercial Banks – 0.1%

305	HSBC Holdings PLC	6.375%	N/A (13)	Baa2	290,909
$34,685	Total Contingent Capital Securities (cost $36,310,306)				32,046,974

Shares	Description (1)	Coupon		Ratings (5)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 4.4% (2.8% of Total Investments)

	Automobiles – 0.2%

4,337	Dr Ing hc F Porsche AG	0.000%		N/R	$437,662
4,086	Volkswagen AG	0.000%		N/R	506,866
	Total Automobiles				944,528

	Banks – 1.2%

323,300	Banco Bradesco SA	0.000%		N/R	922,209
4,750	Farm Credit Bank of Texas, 144A	6.750%		Baa1	470,863
20,222	Fifth Third Bancorp	6.625%		BB+	495,843
174,400	Itau Unibanco Holding SA	0.000%		N/R	825,985
18,425	KeyCorp	6.125%		BB+	427,092
49,625	KeyCorp	6.200%		BB+	1,217,301
12,231	Regions Financial Corp	6.375%		BB+	293,422
13,700	Synovus Financial Corp	5.875%		BB–	297,975
7,800	Western Alliance Bancorp	4.250%		Ba1	157,248
14,500	Wintrust Financial Corp	6.875%		Ba2	377,725
	Total Banks				5,485,663

	Capital Markets – 0.4%

5,100	Goldman Sachs Group Inc/The	5.500%		BB+	125,715
25,000	Morgan Stanley	6.875%		BBB–	624,500
39,606	Morgan Stanley	7.125%		BBB–	996,091
10,100	Morgan Stanley	6.500%		BBB–	255,025
	Total Capital Markets				2,001,331

	Communications Equipment – 0.0%

3,288	riverbed technology inc	0.000%		N/R	33

	Consumer Finance – 0.2%

26,800	Capital One Financial Corp	5.000%		BB+	482,400
27,448	Synchrony Financial	5.625%		BB–	470,733
	Total Consumer Finance				953,133

	Diversified Financial Services – 0.2%

21,900	Equitable Holdings Inc	5.250%		BBB–	411,939
23,800	Voya Financial Inc	5.350%		BB+	518,602
	Total Diversified Financial Services				930,541

	Diversified Telecommunication Services – 0.0%

7,900	AT&T Inc	4.750%		BB+	137,776

Shares	Description (1)	Coupon		Ratings (5)	Value

	Food Products – 0.4%

34,746	CHS Inc	7.100%		N/R	$845,370
8,807	CHS Inc	7.875%		N/R	225,283
24,270	CHS Inc	6.750%		N/R	583,208
	Total Food Products				1,653,861

	Insurance – 1.1%

24,200	American Equity Investment Life Holding Co	6.625%		BB	544,258
31,866	American Equity Investment Life Holding Co	5.950%		BB	640,825
15,200	Aspen Insurance Holdings Ltd	5.625%		BB+	274,664
39,481	Aspen Insurance Holdings Ltd	5.950%		BB+	919,118
11,000	Assurant Inc	5.250%		BBB–	222,090
19,590	Athene Holding Ltd	6.375%		BBB	468,985
19,836	Athene Holding Ltd	6.350%		BBB	425,482
2,500	Axis Capital Holdings Ltd	5.500%		BBB	49,000
11,432	Enstar Group Ltd	7.000%		BBB–	244,645
25,900	Reinsurance Group of America Inc	5.750%		BBB+	598,808
10,300	Reinsurance Group of America Inc	7.125%		BBB+	267,285
8,200	Selective Insurance Group Inc	4.600%		BB+	137,350
	Total Insurance				4,792,510

	Multi-Utilities – 0.1%

10,000	NiSource Inc	6.500%		BB+	242,900

	Oil, Gas & Consumable Fuels – 0.3%

5,400	Energy Transfer LP	7.600%		BB	118,206
30,300	NuStar Energy LP	10.397%		B	617,514
18,300	NuStar Energy LP	11.535%		B	412,665
	Total Oil, Gas & Consumable Fuels				1,148,385

	Thrifts & Mortgage Finance – 0.2%

42,814	New York Community Bancorp Inc (3)	6.375%		BB–	929,492

	Trading Companies & Distributors – 0.1%

20,500	Air Lease Corp	6.150%		BB+	492,410
6,800	WESCO International Inc	10.625%		B+	178,296
	Total Trading Companies & Distributors				670,706
	Total $25 Par (or similar) Retail Preferred (cost $22,955,758)				19,890,859

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value

	CORPORATE BONDS – 3.0% (1.9% of Total Investments)

	Commercial Services & Supplies – 0.3%

$973	Prime Security Services Borrower LLC / Prime Finance Inc, 144A (3)	5.750%	4/15/26	BB–	$936,512
325	Prime Security Services Borrower LLC / Prime Finance Inc, 144A	6.250%	1/15/28	B–	295,802
1,298	Total Commercial Services & Supplies				1,232,314

	Communications Equipment – 0.1%

1,320	Avaya Inc, 144A	6.125%	9/15/28	CC	402,600

	Diversified Telecommunication Services – 0.1%

375	Frontier Communications Holdings LLC, 144A	5.875%	10/15/27	B	348,214

	Electric Utilities – 0.1%

484	PG&E Corp	5.000%	7/01/28	BB–	441,816

	Entertainment – 0.0%

125	AMC Entertainment Holdings Inc (cash 10.000%, PIK 12.000%), 144A	10.000%	6/15/26	CCC–	50,625

	Equity Real Estate Investment Trusts – 0.0%

250	RLJ Lodging Trust LP, 144A	3.750%	7/01/26	BB–	222,647

NMAI	Nuveen Multi-Asset Income Fund (continued)
Portfolio of Investments December 31, 2022

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value

	Health Care Providers & Services – 0.7%

$1,250	HCA Inc (3)	5.000%	3/15/24	BBB–	$1,242,818
625	Tenet Healthcare Corp, 144A	4.625%	9/01/24	BB–	607,036
400	Tenet Healthcare Corp, 144A	4.875%	1/01/26	BB–	378,257
625	Tenet Healthcare Corp, 144A	4.625%	6/15/28	BB–	559,213
250	Tenet Healthcare Corp, 144A	6.125%	10/01/28	B–	223,830
3,150	Total Health Care Providers & Services				3,011,154

	Hotels, Restaurants & Leisure – 0.4%

1,475	Caesars Entertainment Inc, 144A (3)	6.250%	7/01/25	B+	1,433,221
250	Life Time Inc, 144A	5.750%	1/15/26	B	232,625
1,725	Total Hotels, Restaurants & Leisure				1,665,846

	Insurance – 0.4%

475	Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer, 144A	4.250%	10/15/27	B	425,423
1,357	Assurant Inc (3)	7.000%	3/27/48	BBB–	1,314,300
1,832	Total Insurance				1,739,723

	Machinery – 0.0%

200	Sempra Global, 144A	3.250%	1/15/32	BBB–	159,451

	Media – 0.3%

250	Clear Channel Outdoor Holdings Inc, 144A	7.750%	4/15/28	CCC	182,502
625	iHeartCommunications Inc, 144A	5.250%	8/15/27	BB–	529,427
52	iHeartCommunications Inc	8.375%	5/01/27	B–	44,260
300	LCPR Senior Secured Financing DAC, 144A	5.125%	7/15/29	B+	248,522
69	McGraw-Hill Education Inc, 144A	5.750%	8/01/28	B	57,986
250	Outfront Media Capital LLC / Outfront Media Capital Corp, 144A	5.000%	8/15/27	B+	225,062
1,546	Total Media				1,287,759

	Oil, Gas & Consumable Fuels – 0.2%

250	Calumet Specialty Products Partners LP / Calumet Finance Corp, 144A	8.125%	1/15/27	B–	233,750
250	Matador Resources Co	5.875%	9/15/26	BB–	240,365
61	PBF Holding Co LLC / PBF Finance Corp	7.250%	6/15/25	BB–	60,275
250	PBF Logistics LP / PBF Logistics Finance Corp	6.875%	5/15/23	BB–	249,688
811	Total Oil, Gas & Consumable Fuels				784,078

	Specialty Retail – 0.1%

100	Hanesbrands Inc, 144A	4.875%	5/15/26	BB	89,357
640	Hertz Corp/The, 144A	4.625%	12/01/26	B+	536,000
740	Total Specialty Retail				625,357

	Wireless Telecommunication Services – 0.3%

1,250	Sprint LLC (3)	7.875%	9/15/23	BB+	1,267,483
$15,106	Total Corporate Bonds (cost $15,261,464)				13,239,067

Shares	Description (1)				Value

	WARRANTS – 0.1% (0.1% of Total Investments)

	Energy Equipment & Services – 0.1%

3,996	Quarternorth Energy Holding Inc				$544,787
5,530	Quarternorth Energy Holding Inc				41,475
2,870	Quarternorth Energy Holding Inc				28,700
	Total Energy Equipment & Services				614,962

	Entertainment – 0.0%

34,453	Cineworld Warrant				—
	Total Warrants (cost $54,810)				614,962

Shares	Description (1)			Value

	INVESTMENT COMPANIES – 0.0% (0.0% of Total Investments)

42,908	3i Infrastructure PLC			$173,225
	Total Investment Companies (cost $169,419)			173,225
	Total Long-Term Investments (cost $716,158,314)			682,104,967

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 0.7% (0.5% of Total Investments)

	REPURCHASE AGREEMENTS – 0.7% (0.5% of Total Investments)

$2,324	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/30/22, repurchase price $2,324,717, collateralized by $2,301,500, U.S. Treasury Government Bonds, 4.250%, due 11/15/40, value $2,370,904	1.280%	1/03/23	$2,324,387
798	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/30/22, repurchase price $797,991, collateralized by $1,238,600, U.S. Treasury Bonds, 1.375%, due 11/15/40, value $813,884	1.280%	1/03/23	797,877
$3,122	Total Short-Term Investments (cost $3,122,264)			3,122,264
	Total Investments (cost $719,280,578) – 152.9%			685,227,231
	Borrowings – (39.2)% (16), (17)			(175,601,000)
	Reverse Repurchase Agreements, including accrued interest – (13.6)% (18)			(60,814,855)
	Other Assets Less Liabilities – (0.1)%			(454,663)
	Net Assets Applicable to Common Shares – 100%			$448,356,713

NMAI	Nuveen Multi-Asset Income Fund (continued)
Portfolio of Investments December 31, 2022

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.

(3)	Investment, or portion of investment, is hypothecated. The total value of investments hypothecated as of the end of the reporting period was $113,385,339

(4)	For fair value measurement disclosure purposes, investment classified as Level 3.

(5)

The Fund uses credit quality ratings for its portfolio securities provided by Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) and Fitch, Inc. (“Fitch”). If all three provide a rating for a security, the middle is used; if two of the three agencies rate a security, the lower rating is used; and if only one rating agency rates a security, that rating is used. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC/CC/C and D are below-investment grade ratings. Credit ratings are subject to change. Holdings designated N/R are not rated by Moody’s, S&P or Fitch. Ratings are not covered by the report of independent registered public accounting firm.

(6)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.

(7)

Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in reverse repurchase agreements. As of the end of the reporting period, investments with a value of $67,625,939 have been pledged as collateral for reverse repurchase agreements.

(8)

Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate (Reference Rate) plus an assigned fixed rate (Spread). These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(9)

Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(10)	Principal Amount (000) rounds to less than $1,000.

(11)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.

(12)	Investment, or portion of investment, represents an outstanding unfunded senior loan commitment.

(13)	Perpetual security. Maturity date is not applicable.

(14)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(15)

Contingent Capital Securities (“CoCos”) are hybrid securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. For example, the terms may specify an automatic write-down of principal or a mandatory conversion into the issuer’s common stock under certain adverse circumstances, such as the issuer’s capital ratio falling below a specified level.

(16)	Borrowings as a percentage of Total Investments is 25.6%.

(17)

The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings. As of the end of the reporting period, investments with a value of $313,249,976 have been pledged as collateral for borrowings.

(18)	Reverse Repurchase Agreements, including accrued interest as a percentage of Total investments is 8.9%.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ACWI	All Country World Index

ADR	American Depositary Receipt

BRL	Brazilian Real

CME	Chicago Mercantile Exchange

DD1	Portion of investment purchased on a delayed delivery basis.

EAFE	Europe, Australasia and Far East

ETF	Exchange-Traded Fund

EUR	Euro

LIBOR	London Inter-Bank Offered Rate

MSCI	Morgan Stanley Capital International

MXN	Mexican Peso

MYR	Malaysian Ringgit

N/A	Not Applicable.

PIK

Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.

Reg S

Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

SOFR 180A	180 Day Average Secured Overnight Financing Rate

SOFR 30A	30 Day Average Secured Overnight Financing Rate

SOFR 90A	90 Day Average Secured Overnight Financing Rate

TBD

Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

THB	Thai Baht

TSFR 1M	CME Term SOFR 1 Month

TSFR 3M	CME Term SOFR 3 Month

UGX	Ugandan Shilling

UYU	Uruguayan Peso

WI/DD	Purchased on a when-issued or delayed delivery basis.

ZAR	South African Rand

See accompanying notes to financial statements.

Statement of Assets and Liabilities

December 31, 2022

Assets
Long-term investments, at value (cost $716,158,314)	$682,104,967
Short-term investments, at value (cost approximates value)	3,122,264
Cash denominated in foreign currencies (cost $11,784)	11,781
Receivables for:
Dividends	691,931
Interest	3,684,612
Investments sold	3,634,640
Reclaims	709,704
Due from affiliates	24,915
Other assets	209,525
Total assets	694,194,339
Liabilities
Cash overdraft	203,036
Borrowings	175,601,000
Reverse repurchase agreements, including accrued interest	60,814,855
Payables for:
Investments purchased - regular settlement	633,901
Investments purchased - when-issued/delayed-delivery settlement	6,452,878
Unfunded senior loans	141,324
Accrued expenses:
Interest	737,594
Management fees	504,173
Trustees fees	205,700
Other	543,165
Total liabilities	245,837,626
Net assets applicable to common shares	$448,356,713
Common shares outstanding	33,425,645
Net asset value (“NAV”) per common share outstanding	$13.41
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$334,256
Paid-in-surplus	486,643,514
Total distributable earnings (loss)	(38,621,057)
Net assets applicable to common shares	$448,356,713
Authorized shares:
Common	Unlimited
Preferred	Unlimited

See accompanying notes to financial statements.

Statement of Operations

Year Ended December 31, 2022

Investment Income
Dividends	$13,351,239
Interest	16,527,218
Rehypothecation income	48,263
Foreign tax withheld on dividend income	(631,307)
Total Investment Income	29,295,413
Expenses
Management fees	6,849,907
Interest expense	5,633,444
Custodian fees	596,537
Trustees fees	30,765
Professional fees	186,326
Shareholder reporting expenses	159,272
Shareholder servicing agent fees	1,521
Investor relations expenses	61,374
Other	193,942
Total expenses	13,713,088
Net investment income (loss)	15,582,325
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	(3,423,329)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(158,716,918)
Net realized and unrealized gain (loss)	(162,140,247)
Net increase (decrease) in net assets applicable to common shares from operations	$(146,557,922)

See accompanying notes to financial statements.

Statement of Changes in Net Assets

	Year Ended 12/31/22	For the period 11/22/2021 (commencement of operations) through 12/31/21
Operations
Net investment income (loss)	$15,582,325	$2,366,622
Net realized gain (loss) from investments and foreign currency	(3,423,329)	74,803,452
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(158,716,918)	(64,374,361)
Net increase (decrease) in net assets applicable to common shares from operations	(146,557,922)	12,795,713
Distributions to Common Shareholders
Dividends	(74,696,289)	(11,698,976)
Decrease in net assets applicable to common shares from distributions to common shareholders	(74,696,289)	(11,698,976)
Capital Share Transactions
Issued in the reorganization	—	668,514,167
Net increase (decrease) in net assets applicable to common shares from capital share transactions	—	668,514,167
Net increase (decrease) in net assets applicable to common shares	(221,254,211)	669,610,904
Net assets applicable to common shares at the beginning of period	669,610,924	20
Net assets applicable to common shares at the end of period	$448,356,713	$669,610,924

See accompanying notes to financial statements.

Statement of Cash Flows

Year Ended December 31, 2022

Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$(146,557,922)
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(1,040,634,773)
Proceeds from sales and maturities of investments	1,155,104,083
Proceeds from (Purchase of) short-term investments, net	(2,138,851)
Proceeds from (Payments for) closed foreign currency spot contracts	(38,820)
Payment-in-kind distributions	265,562
Capital gains and return of capital distributions from investments	702,700
Proceeds from litigation settlement	2,572
Amortization (Accretion) of premiums and discounts, net	1,178,742
(Increase) Decrease in:
Receivable for dividends	209,934
Receivable for interest	(316,148)
Receivable for investments sold	37,782,453
Receivable for reclaims	(186,675)
Due from affiliates	(11,566)
Other assets	140,840
Increase (Decrease) in:
Payable investments purchased – regular settlement	(1,563,910)
Payable investments purchased – when-issued/delayed-delivery settlement	(152,173,193)
Payable for unfunded senior loans	(34,420)
Accrued management fees	(186,726)
Accrued interest	1,576,125
Accrued Trustees fees	(38,466)
Accrued other expenses	144,424
Net realized (gain) loss from:
Investments and foreign currency	3,423,329
Paydowns	(165,722)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	158,716,918
Net cash provided by (used in) operating activities	15,200,490
Cash Flow from Financing Activities:
Proceeds from borrowings	91,520,000
(Repayments of) borrowings	(94,469,000)
Proceeds from reverse repurchase agreements	274,529,500
(Repayments of) reverse repurchase agreements	(214,635,750)
Increase (Decrease) in cash overdraft	203,036
Cash distributions paid to common shareholders	(74,696,289)
Net cash provided by (used in) financing activities	(17,548,503)
Net Increase (Decrease) in Cash and Cash Denominated in Foreign Currencies	(2,348,013)
Cash and cash denominated in foreign currencies at the beginning of period	2,359,794
Cash and cash denominated in foreign currencies at the end of period	$11,781

The following table provides a reconciliation of cash and cash denominated in foreign currencies to the statement of assets and liabilities:
Cash denominated in foreign currencies	11,781
Total cash and cash denominated in foreign currencies	$11,781

Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$3,922,583

See accompanying notes to financial statements.

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Financial Highlights

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Investment Income (Loss) (a)	Net Realized/ Unrealized Gain(Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV	Ending Share Price
Year Ended 12/31:
2022	$20.03	$0.47	$(4.86)	$(4.39)	$(1.40)	$(0.83)	$(2.23)	$13.41	$11.49
2021(e)	20.00	0.07	0.31	0.38	(0.06)	(0.29)	(0.35)	20.03	18.65

	Borrowings at the End of Period
	Aggregate Amount Outstanding (000)(f)	Asset Coverage Per $1,000(g)
Year Ended 12/31:
2022	$175,601	$3,553
2021(e)	178,550	4,750

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets(c)
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses		Net Investment Income(Loss)		Portfolio Turnover Rate(d)

(21.91)%	(26.29)%	$448,357	2.53%		2.88%		129%
1.90	(5.00)	669,611	1.63	*	3.35	*	66

(a)	Per share Net Investment Income (Loss) is calculated using the average daily common shares method.
(b)

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per common share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per common share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c)	• Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings and/or reverse repurchase agreements (as described in Note 8 – Fund Leverage).
• Each ratio includes the effect of all interest expense paid and other costs related to borrowings and/or reverse repurchase agreements as follows:

Ratios of Interest Expense to Average Net Assets Applicable to Common Shares
NMAI
Year Ended 12/31:
2022	1.04%
2021(e)	0.12	*

(d)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.

(e)	For the period November 22, 2021 (commencement of operations) through December 31, 2021.
(f)	Aggregate Amount Outstanding: Aggregate amount outstanding represents the liquidation preference as of the end of the relevant fiscal year.
(g)	Asset Coverage Per $1,000: Asset coverage per $1,000 of debt is calculated by subtracting the Fund’s senior securities representing indebtedness then outstanding, and multiplying the result by 1,000.
*	Annualized.

See accompanying notes to financial statements.

Notes to Financial Statements

1. General Information

Fund Information

Nuveen Multi-Asset Income Fund (the “Fund”) is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as a diversified closed-end management investment company. The Fund’s common shares are listed on the New York Stock Exchange (“NYSE”) and trade under the ticker symbol “NMAI.” The Fund was organized as a Massachusetts business trust on April 22, 2021.

Current Fiscal Period

The end of the reporting period for the Fund is December 31, 2022, and the period covered by these Notes to Financial Statements is the fiscal year ended December 31, 2022 (the “current fiscal period”).

Investment Adviser and Sub-Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services. The Adviser has entered into sub-advisory agreements (each a “Sub-Advisory Agreement”) with each of Nuveen Asset Management, LLC (“NAM”), Teachers Advisors, LLC (“TAL”) and Winslow Capital Management LLC (“Winslow”) (NAM, TAL and Winslow are each a “Sub-Adviser”), each of which are affiliates of the Adviser. Pursuant to the Sub-Advisory Agreement with NAM, NAM is responsible for the Fund’s dynamic asset allocation strategy and for allocating the Fund’s assets among each of the various Sub-Advisers. NAM, TAL and Winslow under each Sub-Advisory Agreement manages the investment portfolios of the Fund allocated to it.

Developments Regarding the Fund’s Control Share By-Law

On October 5, 2020, the Fund and certain other closed-end funds in the Nuveen fund complex amended their by-laws. Among other things, the amended by-laws included provisions pursuant to which, in summary, a shareholder who obtains beneficial ownership of common shares in a Control Share Acquisition (as defined in the by-laws) shall have the same voting rights as other common shareholders only to the extent authorized by the other disinterested shareholders (the “Control Share By-Law”). On January 14, 2021, a shareholder of certain Nuveen closed-end funds filed a civil complaint in the U.S. District Court for the Southern District of New York (the “District Court”) against certain Nuveen funds and their trustees, seeking a declaration that such funds’ Control Share By-Laws violate the 1940 Act, rescission of such fund’s Control Share By-Laws and a permanent injunction against such funds applying the Control Share By-Laws. On February 18, 2022, the District Court granted judgment in favor of the plaintiff’s claim for rescission of such funds’ Control Share By-Laws and the plaintiff’s declaratory judgment claim, and declared that such funds’ Control Share By-Laws violate Section 18(i) of the 1940 Act. Following review of the judgment of the District Court, on February 22, 2022, the Board of Trustees (the “Board”) amended the Fund’s by-laws to provide that the Fund’s Control Share By-Law shall be of no force and effect for so long as the judgment of the District Court is effective and that if the judgment of the District Court is reversed, overturned, vacated, stayed, or otherwise nullified, the Fund’s Control Share By-Law will be automatically reinstated and apply to any beneficial owner of common shares acquired in a Control Share Acquisition, regardless of whether such Control Share Acquisition occurs before or after such reinstatement, for the duration of the stay or upon issuance of the mandate reversing, overturning, vacating or otherwise nullifying the judgment of the District Court. On February 25, 2022, the Board and the Funds appealed the District Court’s decision to the U.S. Court of Appeals for the Second Circuit.

2. Significant Accounting Policies

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. The Fund is an investment company and follows the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services – Investment Companies. The net asset value (“NAV”) for financial reporting purposes may differ from the NAV for processing security and common share transactions. The NAV for financial reporting purposes includes security and common share transactions through the date of the report. Total return is computed based on the NAV used for processing security and common share transactions. The following is a summary of the significant accounting policies consistently followed by the Fund.

Compensation

The Fund pays no compensation directly to those of its trustees or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Fund’s Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in common shares of select Nuveen-advised funds.

Distributions to Common Shareholders

Distributions to common shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

The Fund makes quarterly cash distributions to common shareholders of a stated dollar amount per share. Subject to approval and oversight by the Board, the Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of the Fund’s investment strategy through regular quarterly distributions (a “Managed Distribution Program”). Total distributions during a calendar year generally will be made from the Fund’s net investment income, net realized capital gains and net unrealized capital gains in the Fund’s portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund’s assets and is treated by shareholders as a nontaxable distribution (“return of capital”) for tax purposes. In the event that total distributions during a calendar year exceed a Fund’s total return on NAV, the difference will reduce NAV per share. If the Fund’s total return on NAV exceeds total distributions during a calendar year, the excess will be reflected as an increase in NAV per share. The final determination of the source and character of all distributions paid by the Fund during the fiscal year is made after the end of the fiscal year and is reflected in the financial statements contained in the annual report as of December 31 each year.

Foreign Currency Transactions and Translation

To the extent that the Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Fund are maintained in U.S. dollars. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollars at the end of each day. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized foreign currency gains and losses resulting from changes in exchange rates associated with (i) foreign currency, (ii) investments and (iii) derivatives include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

As of the end of the reporting period, the Fund’s investments in non-U.S. securities were as follows:

	Value	% of Total Investments
Country:
United Kingdom	$28,233,449	4.1%
Japan	19,763,723	2.9
France	18,329,658	2.7
Canada	15,317,355	2.2
Netherlands	13,243,827	1.9
Australia	12,473,183	1.8
Switzerland	12,363,781	1.8
Germany	11,385,829	1.7
Spain	8,654,643	1.3
Mexico	5,717,169	0.8
Other	62,147,025	9.1
Total non-U.S. securities	$207,629,642	30.3%

Foreign taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which the Fund invests.

Notes to Financial Statements (continued)

Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Investments and Investment Income

Securities transactions are accounted for as of the trade date for financial reporting purposes. Trade date for senior and subordinated loans purchased in the “primary market” is considered the date on which the loan allocations are determined. Trade date for senior and subordinated loans purchased in the “secondary market” is the date on which the transaction is entered into. Realized gains and losses on securities transactions are based upon the specific identification method. Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income, which is recorded on an accrual basis and includes accretion of discounts and amortization of premiums for financial reporting purposes. Interest income also reflects payment-in-kind (“PIK”) interest, paydown gains and losses and fee income, if any. PIK interest represents income received in the form of securities in lieu of cash. Fee income consists primarily of amendment fees, when applicable. Amendment fees are earned as compensation for evaluating and accepting changes to an original senior loan agreement and are recognized when received. Rehypothecation income is comprised of fees earned in connection with the rehypothecation of pledged collateral as further described in Note 8 – Fund Leverage.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 – Portfolio Securities and Investments in Derivatives.

New Accounting Pronouncements and Rule Issuances

Reference Rate Reform

In March 2020, FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only changes to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Fund may elect to apply the amendments as of March 12, 2020 through December 31, 2022. In December 2022, FASB deferred ASU 2022-04 and issued ASU 2022-06, Reference Rate Reform: Deferral of the Sunset Date of Topic 848, which extends the application of the amendments through December 31, 2024. Management has not yet elected to apply the amendments, is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Fund’s investments and has currently determined that it is unlikely the ASU’s adoption will have a significant impact on the Fund’s financial statements and various filings.

New Rules to Modernize Fund Valuation Framework Take Effect

A new rule adopted by the Securities and Exchange Commission (the “SEC”) governing fund valuation practices, Rule 2a-5 under the 1940 Act, has established requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of Section 2(a)(41) of the 1940 Act, which requires a fund to fair value a security when market quotations are not readily available. Separately, new SEC Rule 31a-4 under the 1940 Act sets forth the recordkeeping requirements associated with fair value determinations. The Funds adopted a valuation policy conforming to the new rules, effective September 1, 2022, and there was no material impact to the Funds.

FASB issues ASU 2022-03 – Fair Value Measurement (Topic 820), Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”)

In June 2022, the FASB issued ASU 2022-03 to clarify the guidance in Topic 820, Fair Value Measurement (“Topic 820”). The amendments in ASU 2022-03 affect all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. ASU 2022-03 (1) clarifies the guidance in Topic 820, when measuring the fair value of an equity security subject to contractual restrictions that prohibit the sale of an equity security, (2) amends a related illustrative example, and (3) introduces new disclosure requirements for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. For public business entities, the amendments in ASU 2022-03 are effective for fiscal years beginning after December 15, 2023, and interim periods within those fiscal years. For all other entities, the amendments are effective for fiscal years beginning after December 15, 2024, and interim periods within those fiscal years. Early adoption is permitted for both interim and annual financial statements that have not yet been issued or made available for issuance. Management is currently assessing the impact of these provisions on the Funds’ financial statements.

3. Investment Valuation and Fair Value Measurements

The Fund’s investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Adviser, subject to oversight of the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

A description of the valuation techniques applied to the Fund’s major classifications of assets and liabilities measured at fair value follows:

Equity securities and exchange-traded funds listed or traded on a national market or exchange are valued based on their last reported sales price or official closing price of such market or exchange on the valuation date. Foreign equity securities and registered investment companies that trade on a foreign exchange are valued at the last reported sales price or official closing price on the principal exchange where traded, and converted to U.S. dollars at the prevailing rates of exchange on the valuation date. For events affecting the value of foreign securities between the time when the exchange on which they are traded closes and the time when the Funds’ net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Adviser, subject to the oversight of the Board. To the extent these securities are actively traded and no valuation adjustments are applied, they are generally classified as Level 1. When valuation adjustments are applied to the most recent last sales price or official closing price, these securities are generally classified as Level 2.

Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or an evaluated price provided by the independent pricing services (“pricing services”) and are generally classified as Level 1 or 2.

Prices of fixed-income securities are generally provided by pricing services approved by the Adviser, which is subject to review by the Adviser and oversight of the Board. Pricing services establish a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, pricing services may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2.

Investments in investment companies are valued at their respective NAVs or share price on the valuation date and are generally classified as Level 1.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

For any portfolio security or derivative for which market quotations are not readily available or for which the Adviser deems the valuations derived using the valuation procedures described above not to reflect fair value, the Adviser will determine a fair value in good faith using alternative procedures approved by the Adviser, subject to the oversight of the Board. As a general principle, the fair value of a security is the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2; otherwise they would be classified as Level 3.

Notes to Financial Statements (continued)

The following table summarizes the market value of the Fund’s investments as of the end of the reporting period, based on the inputs used to value them:

	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Common Stocks	$123,395,336	$106,968,442	$57,962	**	$230,421,740
Asset-Backed and Mortgage-Backed Securities	—	82,662,614	—		82,662,614
Real Estate Investment Trust Common Stocks	81,078,505	149,448	—		81,227,953
Variable Rate Senior Loan Interests	—	79,234,972	—		79,234,972
Exchange-Traded Funds	54,719,482	—	—		54,719,482
$1,000 Par (or similar) Institutional Preferred	—	47,757,521	—		47,757,521
Emerging Market Debt and Foreign Corporate Bonds	—	40,115,598	—		40,115,598
Contingent Capital Securities	—	32,046,974	—		32,046,974
$25 Par (or similar) Retail Preferred	17,198,104	2,692,755	—		19,890,859
Corporate Bonds	—	13,239,067	—		13,239,067
Warrants	—	614,962	—		614,962
Investment Companies	173,225	—	—		173,225

Short-Term Investments:
Repurchase Agreements	—	3,122,264	—		3,122,264
Total	$276,564,652	$408,604,617	$57,962		$685,227,231
*	Refer to the Fund’s Portfolio of Investments for industry and country classifications, where applicable.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 3, when applicable.

4. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Dollar Roll Transactions

The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously contracts to repurchase similar securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sales proceeds and the repurchase price is recorded as a realized gain or loss.

Unfunded Commitments

Pursuant to the terms of certain of the variable rate senior loan agreements, the Fund may have unfunded senior loan commitments. The Fund will maintain with its custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. As of the end of the reporting period, the Fund had $141,324 in outstanding unfunded senior loan commitments.

Participation Commitments

With respect to the senior loans held in the Fund’s portfolio, the Fund may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If the Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the borrower. As such, the Fund not only assumes the credit risk of the borrower, but also that of the selling participant or other persons interpositioned between the Fund and the borrower. As of the end of the reporting period, the Fund had no such outstanding participation commitments.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty
Fixed Income Clearing Corporation	$3,122,264	$(3,184,788)

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investment Transactions

Long-term purchases and sales (including maturities and dollar roll transactions) during the current fiscal period aggregated $1,040,634,773 and $1,155,104,083, respectively.

The Fund may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed-delivery purchase commitments. If the Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.

Investments in Derivatives

The Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. The Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Although the Fund is authorized to invest in derivative instruments and may do so in the future, it did not make any such investments during the current fiscal period.

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

5. Fund Shares

Common Share Transactions

Transactions in common shares during the current fiscal period were as follows:

	Year Ended 12/31/22	For the period 11/22/21 (commencement of operations) through 12/31/21
Common shares:
Issued in the Reorganizations	—	33,425,644

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

The Fund files income tax returns in U.S. federal and applicable state and local jurisdictions. A Fund’s federal income tax returns are generally subject to examination for a period of three fiscal years after being filed. State and local tax returns may be subject to examination for an additional period of time depending on the jurisdiction. Management has analyzed the Fund’s tax positions taken for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements.

Notes to Financial Statements (continued)

Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing gains and losses on investment transactions. Temporary differences do not require reclassification. As of year end, permanent differences that resulted in reclassifications among the components of net assets relate primarily to bond premium amortization adjustments, complex securities character adjustments, distribution reallocations, foreign currency transactions, investments in passive foreign investment companies, nondeductible reorganization expenses, paydowns, and return of capital and long-term capital gain distributions received from portfolio investments. Temporary and permanent differences have no impact on a Fund’s net assets.

As of year end, the aggregate cost and the net unrealized appreciation/(depreciation) of all investments for federal income tax purposes were as follows:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
NMAI	$725,099,262	$39,701,464	$(79,573,495)	$(39,872,031)

For purposes of this disclosure, tax cost generally includes the cost of portfolio investments as well as up-front fees or premiums exchanged on derivatives and any amounts unrealized for income statement reporting but realized income and/or capital gains for tax reporting, if applicable.

As of year end, the components of accumulated earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation (Depreciation)	Capital Loss Carryforwards	Late-Year Loss Deferrals	Other Book-to-Tax Differences	Total
NMAI	$6,328,379	$—	$(39,876,343)	$(5,073,093)	$—	$—	$(38,621,057)

The tax character of distributions paid was as follows:

	12/31/2022		12/31/2021[1]
Fund	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
NMAI	$11,703,254	$62,993,035	$5,818,970	$5,880,006
[1]	For the period November 22, 2021 (commencement of operations) through December 31, 2021.

As of year end, the Fund had capital loss carryforwards, which will not expire:

Fund	Short-Term	Long-Term	Total
NMAI	$5,073,093	$—	$5,073,093

7. Management Fees

The Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Advisers are compensated for their services to the Fund from the management fees paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $500 million	0.7000%
For the next $500 million	0.6750
For the next $500 million	0.6500
For the next $500 million	0.6250
For managed assets over $2 billion	0.6000

The annual complex-level fee, payable monthly, is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*

For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do not included certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. As of December 31, 2022, the complex-level fee for the Fund was 0.1590%.

Other Transactions with Affiliates

The Fund is permitted to purchase or sell securities from or to certain other funds or accounts managed by the Sub-Adviser (“Affiliated Entity”) under specified conditions outlined in procedures adopted by the Board (“cross-trade”). These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to an Affiliated Entity by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 under the 1940 Act. These transactions are effected at the current market price (as provided by an independent pricing service) without incurring broker commissions.

During the current fiscal period, the Fund engaged in cross-trades pursuant to these procedures as follows:

Cross-Trades
Purchases	$227,502
Sales	25,098
Realized gain (loss)	(6,910)

8. Fund Leverage

Borrowings

The Fund has entered into a $300,000,000 (maximum commitment amount) borrowing arrangements (“Borrowings”) as a means of leverage. As of the end of the reporting period, the outstanding balance on these Borrowings was $175,601,000.

Interest is charged on the Borrowings at a rate per annum equal to OBFR (Overnight Bank Funding Rate) plus a spread that is determined by a portion of the underlying collateral pledged to secure the amount borrowed. The Fund is charged an undrawn fee of 0.50% per annum if the undrawn portion of the Borrowings on that day is more than 20% of the maximum commitment amount, however this fee was waived during the reporting period.

During the current fiscal period, the average daily balance outstanding and average annual interest rate on these Borrowings were $194,558,981 and 2.17%, respectively.

In order to maintain these Borrowings, the Fund must meet certain collateral, asset coverage and other requirements. The Fund’s Borrowings outstanding is fully secured by eligible securities held in its portfolio of investments (“Pledged Collateral”).

Borrowings outstanding are recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense incurred on the borrowed amount and undrawn balance are recognized as components of “Interest expense and amortization of offering costs” on the Statement of Operations.

Notes to Financial Statements (continued)

Rehypothecation

The Fund has entered into a Rehypothecation Side Letter (“Side Letter”) with its prime brokerage lender, allowing it to re-register the Pledged Collateral in its own name or in a name other than the Fund’s to pledge, repledge, hypothecate, rehypothecate, sell, lend or otherwise transfer or use the Pledged Collateral (the “Hypothecated Securities”) with all rights of ownership as described in the Side Letter. Subject to certain conditions, the total value of the outstanding Hypothecated Securities shall not exceed the lesser of (i) 98% of the outstanding balance on the Borrowings to which the Pledged Collateral relates and (ii) 33 1⁄3% of the Fund’s total assets. The Fund may designate any Pledged Collateral as ineligible for rehypothecation. The Fund may also recall Hypothecated Securities on demand.

The Fund also has the right to apply and set-off an amount equal to one-hundred percent (100%) of the then-current fair market value of such Pledged Collateral against the current Borrowings under the Side Letter in the event that the prime brokerage lender fails to timely return the Pledged Collateral and in certain other circumstances. In such circumstances, however, the Fund may not be able to obtain replacement financing required to purchase replacement securities and, consequently, the Fund’s income generating potential may decrease. Even if the Fund is able to obtain replacement financing, it might not be able to purchase replacement securities at favorable prices.

The Fund will receive a fee in connection with the Hypothecated Securities (“Rehypothecation Fees”) in addition to any principal, interest, dividends and other distributions paid on the Hypothecated Securities.

As of the end of the reporting period, the Fund had Hypothecated Securities totaling $113,385,339. During the current fiscal period, the Fund earned $48,263 from Rehypothecation Fees.

Reverse Repurchase Agreements

During the current fiscal period, the Fund utilized reverse repurchase agreements as a means of leverage.

The Fund may enter into a reverse repurchase agreement with brokers, dealers, banks or other financial institutions that have been determined by the Adviser to be creditworthy. In a reverse repurchase agreement, a Fund sells to the counterparty a security that it holds with a contemporaneous agreement to repurchase the same security at an agreed-upon price and date, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Fund. Cash received in exchange for securities delivered, plus accrued interest payments to be made by the Fund to a counterparty, are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recognized as a component of “Interest expense” on the Statement of Operations.

In a reverse repurchase agreement, the Fund retains the risk of loss associated with the sold security. Reverse repurchase agreements also involve the risk that the purchaser fails to return the securities as agreed upon, files for bankruptcy or becomes insolvent. Upon a bankruptcy or insolvency of a counterparty, the Fund is considered to be an unsecured creditor with respect to excess collateral and as such the return of excess collateral may be delayed.

As of the end of the reporting period, the Fund’s outstanding balances on its reverse repurchase agreement were as follows:

Counterparty	Coupon	Principal Amount	Maturity	Value	Value and Accrued Interest
BNP Paribas	SOFR+0.09%	$(44,128,750)	35-day Evergreen	$(44,128,750)	$(44,828,730)
RBC Capital Markets, LLC	4.45%	(15,765,000)	N/A	(15,765,000)	(15,986,125)
		$(59,893,750)		$(59,893,750)	$(60,814,855)

N/A - Maturity is not applicable.

During the Fund’s utilization period(s) during the current fiscal period, the average daily balance outstanding and average interest rate on the Fund’s reverse repurchase agreement were as follows:

Utilization period (days outstanding)	257
Average daily balance outstanding	$(52,486,440)
Weighted average interest rate	2.61%

The following table presents the reverse repurchase agreements subject to netting agreements and the collateral delivered related to those reverse repurchase agreements.

Counterparty	Reverse Repurchase Agreements*	Collateral Pledged to Counterparty
BNP Paribas	$(44,828,730)	$50,031,566
RBC Capital Markets, LLC	(15,986,125)	17,594,373
	$(60,814,855)	$67,625,939
*	Represents gross value and accrued interest for the counterparty as reported in the preceding table.

9. Inter-Fund Lending

Inter-Fund Borrowing and Lending

The SEC has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Fund covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each interfund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

During the current reporting period, the Fund did not enter into any inter-fund loan activity.

Shareholder Update

(Unaudited)

CURRENT INVESTMENT OBJECTIVES, INVESTMENT POLICIES AND PRINCIPAL RISKS OF THE FUND

NUVEEN MULTI-ASSET INCOME FUND (NMAI)

Investment Objectives

The Fund’s investment objective is to provide total return through high current income and capital appreciation.

Investment Policies

Under normal circumstances, the Fund will dynamically invest in a portfolio of equity and debt securities of issuers located around the world. This dynamic investment strategy uses a risk-based framework in which any amount can be allocated to an asset-class at any time. The Fund may invest in equity and debt securities of any type. The Fund may use derivatives for a variety of reasons, including but not limited to, adjusting its exposures to markets, sectors, asset classes and securities, and may utilize derivatives of any type.

As part of its investment strategy, the Fund may employ an options strategy whereby the Fund sells (writes) call options on a percentage of the market value of the Fund’s equity portfolio. The Fund is not required to allocate its investments among asset classes, issuer jurisdiction, or any other investment parameter in any fixed proportion except as specifically described herein.

The Fund will employ a dynamic asset allocation strategy in seeking to achieve the Fund’s investment objective. Nuveen Asset Management, LLC (“Nuveen Asset Management”) will implement the Fund’s dynamic multi-asset income strategy by allocating the Fund’s assets among equity and debt investments.

The relative allocations of the Fund’s Managed Assets (as defined below) for investment between equity and debt securities, and relative allocations to the different types of equity and income strategies, will vary from time to time consistent with the Fund’s investment objective.

“Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

Under normal market conditions:

•

The Fund may invest in equity securities of any type and across various investment styles (e.g., growth- or value-oriented styles), sectors, market capitalizations (e.g., large-, mid-, and small-cap) and geographic regions throughout the world (including the U.S., non-U.S. developed markets, and emerging markets) without limit.

•

The Fund may invest in debt securities of any type without limit. The Fund may invest in debt securities paying a fixed or fluctuating rate of interest, and with any maturity or duration. The Fund may invest in debt securities across various geographic regions throughout the world (including the U.S., non-U.S. developed markets, and emerging markets) without limit.

•

The Fund may invest in debt securities of any rating (including below-investment-grade debt securities, commonly known as “high yield” or “junk” bonds), distressed securities, and in debt securities that are unrated.

•	The Acquiring Fund may invest in the securities of companies of any market capitalization.

•

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act of 1933 Act, as amended (the “1933 Act”), and repurchase agreements with maturities in excess of seven days.

•	The Fund may invest in inverse floating rate securities.

The foregoing policies apply only at the time of any new investment.

Approving Changes in Investment Policies

The Board of Trustees of the Fund may change the policies described above without a shareholder vote.

Portfolio Contents

The Fund may invest in equity securities of any type and across various investment styles (e.g., growth- or value-oriented styles), sectors, market capitalizations (e.g., large-, mid-, and small-cap) and geographic regions throughout the world (including the U.S. and emerging markets) without limit. These securities may include, but are not limited to, common stock, preferred stock, securities convertible into common, depositary receipts, stock, master-limited partnership (“MLPs”) and other partnership interests, real estate investment trusts (“REITs”), rights and warrants, or securities or other instruments whose price is linked to (or derived from) the value of common stock.

Common stocks generally represent an ownership interest in an issuer, without preference over any other class of securities, including such issuer’s debt securities, preferred stock and other senior equity securities. Common stocks are entitled to the income and increase in the value of the assets and business of the issuer after all its debt obligations and obligations to preferred stockholders are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors, including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Equity securities in which the Fund may invest include MLPs. An MLP is an entity, most commonly a limited partnership, that is taxed as a partnership, publicly traded and listed on a national securities exchange. Holders of common units of MLPs typically have limited control and limited voting rights as compared to holders of a corporation’s common shares.

The Fund may invest in all types of preferred securities, including both traditional preferred securities and non-traditional preferred securities. Traditional preferred securities are generally equity securities of the issuer that have priority over the issuer’s common shares as to the payment of dividends (i.e., the issuer cannot pay dividends on its common shares until the dividends on the preferred shares are current) and as to the payout of proceeds of a bankruptcy or other liquidation, but are subordinate to an issuer’s senior debt and junior debt as to both types of payments. Additionally, in a bankruptcy or other liquidation, traditional preferred securities are generally subordinate to an issuer’s trade creditors and other general obligations. Traditional preferred securities may be perpetual or have a term, and typically have a fixed liquidation (or “par”) value.

The Fund may invest in contingent capital securities (sometimes referred to as “CoCos”). CoCos are hybrid securities, issued primarily by non-U.S. financial institutions, which have loss absorption mechanisms benefitting the issuer built into their terms. CoCos generally provide for mandatory conversion into the common stock of the issuer or a write-down of the principal amount or value of the CoCos upon the occurrence of certain triggers linked to regulatory capital thresholds. In addition, they may provide for mandatory conversion or a principal write-down upon the occurrence of certain events such as regulatory actions calling into question the issuing banking institution’s continued viability as a going-concern. Equity conversion or principal write-down features are tailored to the issuer and its regulatory requirements and, unlike traditional convertible securities, conversions are not voluntary.

The Fund may invest in REITs. REITs are publicly traded corporations or trusts that specialize in acquiring, holding, and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 90% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.

The Fund may invest in equity securities of special purpose acquisition companies (“SPACs”). Also known as a “blank check company,” a SPAC is a company with no commercial operations that is formed solely to raise capital from investors for the purpose of acquiring one or more existing private companies. SPACs often have pre-determined time frames to make an acquisition (typically two years), or the SPAC will liquidate.

The Fund may invest in debt securities of any type without limit, including but not limited to debt securities of the U.S. government and other governments throughout the world (including emerging markets) as well as their agencies and instrumentalities and government-sponsored enterprises, municipal securities, domestic and foreign corporate debt obligations, convertible bonds, municipal bonds, structured notes, credit-linked notes, loan assignments and participations, repurchase agreements, residential and commercial mortgage-backed securities, asset-backed securities, debt obligations of MLPs, and securities issued or guaranteed by certain international organizations such as the World Bank.

The debt obligations in which the Fund may invest may have variable, floating, or fixed interest rates. Variable rate securities provide for periodic adjustments in the interest rate. Floating rate securities are generally offered at an initial interest rate which is at or above prevailing market rates. The interest rate paid on floating rate securities is then reset periodically (commonly every 90 days) to an increment over some predetermined interest rate index. Commonly utilized indices include the three-month Treasury bill rate, the 180-day Treasury bill rate, the one-month or three-month London Inter-bank Offered Rate (“LIBOR”), the prime rate of a bank, the commercial paper rates, or the longer-term rates on U.S. Treasury securities. For the floating-rate securities that use LIBOR, which is being discontinued, as a benchmark rate, there remains some uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. See “London Interbank Offered Rate (“LIBOR”) Replacement Risk” below. Variable and floating rate securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity plus accrued interest. In order to most effectively use these securities, the must correctly assess probable movements in interest rates.

The Fund may invest in debt securities paying a fixed or fluctuating rate of interest, including senior loans and secured and unsecured junior loans, and with any maturity or duration.

The Fund may invest in debt securities across various geographic regions throughout the world (including the U.S., non-U.S. developed markets, and emerging markets) without limit.

Shareholder Update (continued)

(Unaudited)

The Fund may invest in foreign securities payable in either U.S. dollars or foreign currencies. These securities may include securities issued or guaranteed by (i) the Government of Canada, any Canadian Province or any instrumentality and political subdivision thereof; (ii) any other foreign government agency or instrumentality; (iii) foreign subsidiaries of U.S. corporations; and (iv) other foreign issuers.

The Fund has no geographic limits on where it may invest, and therefore may invest in the securities of corporate and governmental issuers in both developed and emerging markets around the world. The Fund may emphasize foreign securities when the Fund’s applicable sub-adviser expects these investments to outperform U.S. securities. In addition to investing in foreign securities, the Fund may actively manage its exposure to foreign currencies through the use of forward currency contracts and other currency derivatives.

The Fund will classify an issuer of a security as being a U.S. or non-U.S. issuer based on the determination of an unaffiliated, recognized financial data provider. Such determinations are based on a number of criteria, such as the issuer’s country of domicile, the primary exchange on which the security predominately trades, the location from which the majority of the issuer’s revenue comes, and the issuer’s reporting currency. The Fund will classify an issuer of a security as being a U.S. or non-U.S. issuer based on the determination of an unaffiliated, recognized financial data provider. Such determinations are based on a number of criteria, such as the issuer’s country of domicile, the primary exchange on which the security predominately trades, the location from which the majority of the issuer’s revenue comes, and the issuer’s reporting currency. Furthermore, a country is considered to be an “emerging market” if it has a relatively low gross national product per capita compared to the world’s major economies and the potential for rapid economic growth. The Fund considers a country an emerging market country based on the determination of an international organization, such as the International Monetary Fund (“IMF”), or an unaffiliated, recognized financial data provider.

The Fund may invest in debt securities of any rating (including below-investment-grade debt securities, commonly known as “high yield” or “junk” bonds), distressed securities, and in debt securities that are unrated. The Fund may invest in junk bonds and distressed securities when the Fund’s applicable sub-adviser believes that they will provide an attractive total return, relative to their risk, as compared to higher quality debt securities. The Fund may invest in distressed securities when the Fund’s applicable sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential.

The Fund may invest in debt securities of governmental issuers in all countries, including emerging market countries. These debt securities may include: debt securities issued or guaranteed by governments and governmental agencies or instrumentalities; debt securities issued by government owned, controlled or sponsored entities; interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers; Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness; participations in loans between governments and financial institutions; or debt securities issued by supranational entities such as the World Bank or the European Economic Community. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.

The Fund may invest in U.S. dollar-denominated “Brady Bonds.” Brady Bonds are created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new obligations in connection with debt restructurings. These foreign debt obligations, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to repayment of principal at maturity by U.S. Treasury zero-coupon obligations that have the same maturity as the Brady Bonds. Brady Bonds can be viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity.

The Fund may invest in convertible securities, which may include convertible debt, convertible preferred stock, synthetic convertible securities and may also include secured and unsecured debt, based upon the judgment of the Fund’s applicable sub-adviser. Convertible securities may pay interest or dividends that are based on a fixed or floating rate. A convertible security is a preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula.

The Fund may invest corporate debt securities. Corporate debt securities are bonds, senior loans and notes issued by corporations or other business entities.

Corporate debt securities are fully taxable debt obligations that fund capital improvements, expansions, debt refinancing or acquisitions that require more capital than would ordinarily be available from a single lender. Investors in corporate debt securities lend money to the issuing corporation in exchange for interest payments and repayment of the principal at a set maturity date. Rates on corporate debt securities are set according to prevailing interest rates at the time of the issue, the credit rating of the issuer, the length of the maturity and other terms of the security, such as a call feature. Corporate debt securities are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. In addition, corporate restructurings, such as mergers, leveraged buyouts, takeovers or similar corporate transactions are often financed by an increase in a corporate issuer’s debt securities. As a result of the added debt burden, the credit quality and market value of an issuer’s existing debt securities may decline significantly.

The Fund may invest in exchange-traded notes (“ETNs”). ETNs are a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combines both aspects of bonds and ETFs. An ETN’s returns are based on the performance of a market index minus fees and expenses. ETNs are listed on an exchange and traded in the secondary market. An ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the market index to which the ETN is linked minus certain fees.

The Fund may invest in the securities of companies of any market capitalization. The Fund will generally seek diversification across markets and industries.

The Fund may invest in senior loans. Senior loans typically hold the most senior position in the capital structure of a business entity, are typically secured with specific collateral and have a claim on the assets and/or stock of the issuer that is senior to that held by subordinated debt holders and stockholders of the issuer.

Senior loans generally include: (i) senior loans made by banks or other financial institutions to U.S. and non-U.S. corporations, partnerships and other business entities (each a “Borrower” and, collectively, “Borrowers”), (ii) assignments of such interests in senior loans, or (iii) participation interests in senior loans. Generally, an assignment is the actual sale of the loan, in whole or in part. A participation, on the other hand, means that the original lender maintains ownership over the loan and the participant has only a contract right against the original lender, not a credit relationship with the Borrower. Senior loans typically hold the most senior position in the capital structure of a Borrower, are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debt holders and stockholders of the Borrower. The capital structure of a Borrower may include senior loans, senior and junior subordinated debt, preferred stock and common stock issued by the Borrower, typically in descending order of seniority with respect to claims on the Borrower’s assets. The proceeds of senior loans primarily are used by Borrowers to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, refinancings, internal growth and for other corporate purposes. A senior loan is typically originated, negotiated and structured by a U.S. or non-U.S. commercial bank, insurance company, finance company or other financial institution (“Agent”) for a lending syndicate of financial institutions which typically includes the Agent (“Lenders”). The Agent typically administers and enforces the senior loan on behalf of the other Lenders in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Lenders. The Fund normally will rely primarily on the Agent to collect principal of and interest on a senior loan. Also, the Fund usually will rely on the Agent to monitor compliance by the Borrower with the restrictive covenants in a loan agreement.

Senior loans typically have rates of interest that are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate plus a premium or credit spread. These base lending rates are primarily LIBOR, and secondarily the prime rate offered by one or more major U.S. banks and the certificate of deposit rate or other base lending rates used by commercial lenders. The base rate for senior loans has not yet been determined with the upcoming discontinuation of LIBOR. As adjustable rate loans, the frequency of how often a senior loan resets its interest rate will impact how closely such senior loans track current market interest rates. See “London Interbank Offered Rate (“LIBOR”) Replacement Risk” below.

The Fund may purchase participation interests in the original syndicate making senior loans. Loan participation interests typically represent direct participations in a loan to a corporate Borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy part of a senior loan, becoming a Lender. When purchasing a participation interest, the Fund assumes the credit risk associated with the corporate Borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which the Fund may invest may not be rated by any nationally recognized statistical rating organization.

The Fund may invest in second lien loans and unsecured loans. Such loans are made by public and private corporations and other non-governmental Borrowers for a variety of purposes. As in the case of senior loans, the Fund may purchase interests in second lien loans and unsecured loans through assignments or participations. Second lien loans have similar characteristics as senior loans except that such interests are junior in priority to debt secured with a first lien. Second lien loans are second in priority of payment to one or more senior loans of the related Borrower and are typically secured by a second priority security interest or lien to or on specified collateral securing the Borrower’s obligation under the indebtedness. They typically have similar protections and rights as senior loans. Second lien loans are not (and by their terms cannot become) subordinate in priority of payment to any obligation of the related Borrower other than senior loans of such Borrower. Second lien loans may feature fixed or floating rate interest payments. Because second lien loans are junior to senior loans, they present a greater degree of investment risk but often pay interest at higher rates reflecting this additional risk. In addition, second lien loans of below investment grade quality share many of the risk characteristics of other below investment grade debt instruments.

Unsecured loans generally have lower priority in right of payment compared to holders of secured interests of the Borrower. Unsecured loans are not secured by a security interest or lien to or on specified collateral securing the Borrower’s obligation under the indebtedness. Unsecured loans by their terms may be or may become subordinate in right of payment to other obligations of the Borrower, including senior loans, second lien loans and other interests. Unsecured loans may have fixed or adjustable floating rate interest payments. Because unsecured loans are subordinate to senior loans and other secured debt of the Borrower, they present a greater degree of investment risk but often pay interest at higher rates reflecting this additional risk. Such investments generally are of below investment grade quality. Unsecured loans of below investment grade quality share many of the same risks of other below investment grade debt instruments.

Shareholder Update (continued)

(Unaudited)

The Fund may invest in subordinated loans that are primarily unsecured and that provide for relatively high, adjustable rates of interest, providing the Fund with significant current interest income. The subordinated loans in which the Fund may invest may have interest-only payments in the early years, with amortization of principal deferred to the later years of the subordinated loans. In some cases, the Fund may acquire subordinated loans that, by their terms, convert into equity or additional debt instruments or defer payments of interest for the first few years after issuance. Also, in some cases the subordinated loans in which the Fund may invest will be collateralized by a subordinated lien on some or all of the assets of the Borrower.

The Fund may invest in asset-backed securities (“ABS”). ABS are securities that are secured or “backed” by pools of various types of assets on which cash payments are due at fixed intervals over set periods of time. ABS are created in a process called securitization.

In a securitization transaction, an originator of loans or an owner of accounts receivables of a certain type of asset class sells such underlying assets in a “true sale” to a special purpose entity, so that there is no recourse to such originator or owner. Payments of principal and interest on asset-backed securities typically are tied to payments made on the pool of underlying assets in the related securitization. Such payments on the underlying assets are effectively “passed through” to the asset-backed security holders on a monthly or other regular, periodic basis. The level of seniority of a particular asset-backed security will determine the priority in which the holder of such asset-backed security is paid, relative to other security holders and parties in such securitization.

The Fund may invest in mortgage-backed securities (“MBS”). MBS are structured debt obligations collateralized by pools of commercial or residential mortgages. Pools of mortgage loans and mortgage-related loans, such as mezzanine loans, are assembled into pools of assets that secure or back securities sold to investors by various governmental, government-related and private organizations. MBS in which the Fund may invest include those with fixed, floating or variable interest rates, those with interest rates that change based on a specified index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest.

The Fund may invest in residential mortgage-backed securities (“RMBS”). RMBS are securities with payments which depend (except for rights or other assets designed to assure the servicing or timely distribution of proceeds to holders of such securities) primarily on the cash flow from residential mortgage loans made to borrowers that are secured on a first priority basis or second priority basis, subject to permitted liens, easements and other encumbrances by residential real estate (one-to four-family properties) the proceeds of which are used to purchase real estate and purchase or construct dwellings thereon (or to refinance indebtedness previously so used). Residential mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan secured by residential property is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair borrowers’ abilities to repay their loans.

The Fund may invest in commercial mortgage-backed securities (“CMBS”). CMBS generally are multi-class debt or pass-through certificates secured or backed by mortgage loans on commercial properties. CMBS generally are structured to provide protection to the senior class investors against potential losses on the underlying mortgage loans. This protection generally is provided by having the holders of subordinated classes of securities take the first loss if there are defaults on the underlying commercial mortgage loans. Other protection, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, cross-collateralization and over-collateralization. The Fund may invest in CMBS issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. CMBS have no governmental guarantee.

The Fund may purchase event-linked bonds or “catastrophe bonds.” Event-linked bonds are asset-backed securities generally issued by special purpose vehicles organized by insurance companies, with interest payments tied to the insurance losses of casualty insurance contracts. Large insurance losses, such as those caused by a trigger event, such as a hurricane, earthquake or other physical or weather related phenomenon, will reduce the interest payments and, accordingly, the Fund may lose a portion or all of its principal invested in the bond or suffer a reduction in credited interest. Small losses will lead to above-market interest payments. Generally, event-linked bonds are issued as Rule 144A securities (i.e., securities which are not registered under the 1933 Act, but which can be sold to certain institutional buyers in accordance with Rule 144A under the Securities Act). If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, liability under the terms of the bond is limited to the principal and accrued interest of the bond. If no trigger event occurs, the Fund will recover its principal plus interest. Often, event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility.

The Fund may invest in Collateralized Debt Obligations (“CDOs”) and Collateralized Loan Obligations (“CLOs”). CDOs are debt obligations typically issued by a private special-purpose entity and collateralized principally by debt securities, including, for example, high yield, high-risk bonds, structured finance securities including ABS, mortgage-backed securities and REITs. CLOs are similar to CDOs, but are typically collateralized principally by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade (commonly known as “high yield” or “junk” bonds). The special purpose entity typically issues one or more classes (sometimes referred to as “tranches”) of rated debt securities, one or more unrated classes of debt securities that are generally treated as equity interests, and a residual equity interest. The tranches of CDOs and CLOs typically have different interest rates, projected weighted average lives and ratings, with the higher rated tranches paying lower interest rates. One or more forms of credit enhancement are almost always necessary in a CDO/CLO structure to obtain the desired credit ratings for the most highly rated debt securities issued by a CDO or CLO. The types of credit enhancement used include “internal” credit enhancement provided by the underlying assets themselves, such as subordination, excess spread and cash collateral accounts, hedges provided by interest rate swaps, and “external” credit enhancement provided by third parties, principally financial guaranty insurance issued by monoline insurers. Despite this credit enhancement, CDO and CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and the disappearance of lower rated protecting tranches, market anticipation of defaults, as well as aversion to CDO and CLO securities as a class.

The Fund may invest in municipal securities. Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, securities issued by tender option bond trusts, including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular U.S. federal income tax.

Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.

The Fund may invest in tobacco settlement bonds, which are municipal securities that are backed solely by expected revenues to be derived from lawsuits involving tobacco related deaths and illnesses which were settled between certain states and American tobacco companies. Tobacco settlement bonds are secured by an issuing state’s proportionate share in the Master Settlement Agreement.

The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously contracts to repurchase similar securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sales proceeds and the repurchase price is recorded as a realized gain or loss.

The Fund’s investments in foreign securities may include investment in depositary receipts, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). U.S. dollar-denominated ADRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

The Fund may also invest in EDRs, GDRs and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similarly to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets and are not necessarily denominated in the currency of the underlying security.

The Fund may invest in inflation protected securities. Inflation protected securities are debt securities designed to provide protection against the negative effects of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the inflation accruals as part of a semiannual coupon.

The Fund may invest a portion of their assets in securities of companies offering shares in initial public offerings (“IPOs”). IPOs may have a magnified performance impact on the Fund with a small asset base. The impact of IPOs on the Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce the Fund’s total returns. IPOs may not be consistently available to the Fund for investing, particularly as the Fund’s asset base grows. Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time.

The Fund may invest in participatory notes issued by banks or broker-dealers that are designed to replicate the performance of certain non-U.S. companies traded on a non-U.S. exchange. Participatory notes are a type of equity-linked derivative which generally are traded over-the-counter.

The Fund may invest in debentures the interest on which may be paid in other securities rather than cash (“PIKs”) or may be delayed (“delayed interest securities”).

The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.

The Fund may hold a portion of its assets in cash or cash equivalents, including foreign cash equivalents or foreign bank deposits.

Shareholder Update (continued)

(Unaudited)

As part of its investment strategy, the Fund may employ an options strategy whereby the Fund sells (writes) call options on a varying percentage of the market value of the Fund’s equity portfolio. The Fund may also buy calls, buy puts, and sell puts as a secondary emphasis of the options strategy. This may also include certain uncovered options positions. The options may be on indexes, custom baskets of securities and individual securities. The Fund’s options strategy may include options traded in the over-the-counter (“OTC”) market and exchange-traded options.

An option contract is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the reference instrument underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the reference instrument (or the cash) upon payment of the exercise price or to pay the exercise price upon delivery of the reference instrument (or the cash). Upon exercise of an index option, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. Options may be “covered,” meaning that the party required to deliver the reference instrument if the option is exercised owns that instrument (or has set aside sufficient assets to meet its obligation to deliver the instrument). Options may be listed on an exchange or traded in the OTC market. In general, exchange-traded options have standardized exercise prices and expiration dates and may require the parties to post margin against their obligations, and the performance of the parties’ obligations in connection with such options is guaranteed by the exchange or a related clearing corporation.

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days.

The Fund may purchase equity securities in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class (“private investments in public equity” or “PIPES”). Shares in PIPES generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPES are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPES to be illiquid during this time.

The Fund may use certain derivative instruments in pursuit of its investment objective. Such instruments include financial futures contracts, forward contracts, swap contracts (including interest rate, total return and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments. The credit default swaps in which the Fund may invest include credit default swap indexes and single-name credit default swaps. A credit default swap index is a portfolio of credit default swaps with similar characteristics, such as credit default swaps on high-yield bonds. The Fund will usually enter into interest rate swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

The Fund may also invest in securities of other open- or closed-end investment companies (including exchange-traded funds (“ETFs”)) that invest primarily in securities of the types in which the Fund may invest directly, to the extent permitted by the Investment Company Act of 1940 Act, as amended (the “1940 Act”), the rules and regulations issued thereunder and applicable exemptive orders issued by the Securities and Exchange Commission (“SEC”).

Use of Leverage

The Fund may use leverage to seek to achieve its investment objective. The Fund may use leverage to the extent permitted under the 1940 Act. The Fund may source leverage through a number of methods including borrowings, the issuance of preferred shares, commercial paper or notes, by entering into reverse repurchase agreements, and by investing in inverse floating rate securities. In addition, the Fund may also use certain derivatives that have the economic effect of leverage by creating additional investment exposure. The amount and sources of leverage will vary depending on market conditions.

Temporary Defensive Periods

During temporary defensive periods the Fund may invest any percentage of its total assets in short-term high quality debt securities. The Fund may not achieve its investment objective during such periods.

PRINCIPAL RISKS OF THE FUND

The factors that are most likely to have a material effect on the Fund’s portfolio as a whole are called “principal risks.” The Fund is subject to the principal risks indicated below, whether through direct investment or derivative positions. The Fund may be subject to additional risks other than those identified and described below because the types of investments made by the Fund can change over time.

Risks of Nuveen Multi-Asset Income Fund (NMAI)

Portfolio Level Risks

Basis Risk
Below Investment Grade Risk
Bond Market Liquidity Risk
Call Option Risk
Collateralized Loan Obligation (“CLO”) Risk
Common Stock Risk
Contingent Capital Security (“CoCos”) Risk
Convertible Securities Risk
Credit Risk
Credit Spread Risk
Debt Securities Risk
Deflation Risk
Derivatives Risk
Dividend Paying Securities Risk
Downgrade Risk
Duration Risk
Emerging Markets Risk
Exchange-Traded Funds (“ETF”) Risk
Extension Risk
Financial Futures and Options Transactions Risk
Floating and Variable Rate Securities Risk
Foreign Currency Risk
Foreign Currency Contracts Risk
Foreign Debt Investment Risk
Growth Stock Risk
Hedging Risk
Illiquid Investments Risk
Income Risk
Income Volatility Risk
Inflation Risk
Infrastructure Sector Risk
Interest Rate Risk
Inverse Floating Rate Securities Risk
Large-Cap Company Risk
Loan Risk
London Inter-Band Offered Rate (“LIBOR”) Replacement Risk
Master Limited Partnerships (“MLPs”) Risk
Mid-Cap Company Risk

Shareholder Update (continued)

(Unaudited)

Risks of Nuveen Multi-Asset Income Fund (NMAI)
Mortgage-Backed Securities (“MBS” and Asset-Backed Securities (“ABS”) Risk
Mortgage Roll Risk
Municipal Securities Risk
Non-U.S. Securities Risk
Other Investment Companies Risk
Preferred Securities Risk
Prepayment Risk
Put Options Risk
Real Estate Related Securities Risk
Reinvestment Risk
Rights and Warrants Risk
Rule 144A Securities Risk
Senior Loan Risk
Senior Loan Agent Risk
Smaller-Cap Company Risk
Sovereign Government and Supranational Debt Risk
Special Risks for Inflation-Indexed Bonds
Swap Transactions Risk
Unrated Securities Risk
U.S. Government Securities Risk
Valuation Risk
When-Issued and Delayed-Delivery Transactions Risk
Value Stock Risk

Fund Level and Other Risks
Allocation Risk
Anti-Takeover Provisions
Borrowing Risk
Counterparty Risk
Cybersecurity Risk
Global Economic Risk
Investment and Market Risk
Legislation and Regulatory Risk
Leverage Risk
Market Discount from Net Asset Value
Multi-Manager Risk
Portfolio Turnover Risk
Recent Market Conditions
Reverse Repurchase Agreement Risk
Tax Risk

Portfolio Level Risks:

Basis Risk. As short-term rates change, interest income from floating rate loans may not increase in concert with increases in the costs of floating rate leverage or other borrowings, introducing basis or imperfect hedging risk.

Below Investment Grade Risk. Securities of below investment grade quality are regarded as having speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal, and may be subject to higher price volatility and default risk than investment grade securities of comparable terms and duration. Issuers of lower grade securities may be highly leveraged and may not have available to them more traditional methods of financing. The prices of these lower grade securities are typically more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn. The secondary market for lower rated securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular security. If a below investment grade security goes into default, or its issuer enters bankruptcy, it might be difficult to sell that security in a timely manner at a reasonable price.

Bond Market Liquidity Risk. Dealer inventories of bonds, which provide an indication of the ability of financial intermediaries to “make markets” in those bonds, are at or near historic lows in relation to market size. This reduction in market making capacity has the potential to decrease liquidity and increase price volatility in the fixed income markets in which the Fund invests, particularly during periods of economic or market stress. In addition, recent federal banking regulations may cause certain dealers to reduce their inventories of bonds, which may further decrease the Fund’s ability to buy or sell bonds. As a result of this decreased liquidity, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance. If the Fund needed to sell large blocks of bonds to meet shareholder redemption requests or to raise cash, those sales could further reduce the bonds’ prices and hurt performance.

Call Option Risk. As the writer of a call option, the Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the instrument underlying the call option above the sum of the premium and the strike price of the option, but will retain the risk of loss should the market value of the instrument underlying the call option decline. The purchaser of the call option has the right to any appreciation in the value of the underlying instrument over the exercise price upon the exercise of the call option or the expiration date. As the Fund increases the option overlay percentage, its ability to benefit from capital appreciation becomes more limited and the risk of net asset value (“NAV”) erosion increases. If the Fund experiences NAV erosion, which itself may have a negative effect on the market price of the Fund’s shares, the Fund will have a reduced asset base over which to write call options, which may eventually lead to reduced distributions to shareholders.

In addition, because the exercise of index options is settled in cash, sellers of index call options, such as the Fund, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. The Fund bears a risk that the value of the securities held by the Fund will vary from the value of the underlying index and relative to the written index call option positions. Accordingly, the Fund may incur losses on the index call options that it has sold that exceed gains on the Fund’s equity portfolio. The value of index options written by the Fund, which will be priced daily, will be affected by changes in the value of and dividend rates of the underlying common stocks in the index, changes in the actual or perceived volatility of the stock market and the remaining time to the options’ expiration. The value of the index options also may be adversely affected if the market for the index options becomes less liquid or smaller.

Collateralized Loan Obligation (“CLO”) Risk. A CLO is an asset-backed security whose underlying collateral is a pool of loans, which may include, among others, domestic and foreign floating rate and fixed rate senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. In addition to the risks associated with loans, illiquid investments and high-yield securities described below, investments in CLOs carry additional risks including, but not limited to, the risk that: (1) distributions from the collateral may not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) the Fund may invest in tranches of CLOs that are subordinate to other tranches; (4) the complex structure of the CLO may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (5) the CLO’s manager may perform poorly. CLOs may charge management and other administrative fees, which are in addition to those of the Fund.

Common Stock Risk. Common stocks have experienced significantly more volatility in returns and may significantly underperform relative to fixed-income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the price of common stocks is sensitive to general movements in the stock market, and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer, the general condition of the relevant stock market or the current and expected future conditions of the broader economy, or when political or economic events affecting the issuer in particular or the stock market in general occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Contingent Capital Securities (“CoCos”) Risk. A loss absorption mechanism trigger event for CoCos would likely be the result of, or related to, the deterioration of the issuer’s financial condition (e.g., a decrease in the issuer’s capital ratio) and status as a going concern. In such a case, with respect to CoCos that provide for conversion into common stock upon the occurrence of the trigger event, the market price of the issuer’s common stock received

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by the Fund will have likely declined, perhaps substantially, and may continue to decline, which may adversely affect the Fund’s NAV. Further, the issuer’s common stock would be subordinate to the issuer’s other classes of securities and therefore would worsen the Fund’s standing in a bankruptcy proceeding. In addition, because the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero. In view of the foregoing, CoCos are often rated below investment grade and are subject to the risks of below investment grade securities.

CoCos may be subject to an automatic write-down (i.e., the automatic write-down of the principal amount or value of the securities, potentially to zero, and the cancellation of the securities) under certain circumstances, which could result in the Fund losing a portion or all of its investment in such securities. In addition, the Fund may not have any rights with respect to repayment of the principal amount of the securities that has not become due or the payment of interest or dividends on such securities for any period from (and including) the interest or dividend payment date falling immediately prior to the occurrence of such automatic write-down. An automatic write-down could also result in a reduced income rate if the dividend or interest payment is based on the security’s par value. Coupon payments on CoCos may be discretionary and may be cancelled by the issuer for any reason or may be subject to approval by the issuer’s regulator and may be suspended in the event there are insufficient distributable reserves.

In certain scenarios, investors in CoCos may suffer a loss of capital ahead of equity holders or when equity holders do not. There is no guarantee that the Fund will receive a return of principal on CoCos. Any indication that an automatic write-down or conversion event may occur can be expected to have a material adverse effect on the market price of CoCos.

The prices of CoCos may be volatile. Additionally, the trading behavior of a given issuer’s CoCo may be strongly impacted by the trading behavior of other issuers’ CoCos, such that negative information from an unrelated CoCo may cause a decline in value of one or more CoCos held by afund. Accordingly, the trading behavior of CoCos may not follow the trading behavior of other similarly structured securities.

CoCos are issued primarily by financial institutions. Therefore, CoCos present substantially increased risks at times of financial turmoil, which could affect financial institutions more than companies in other sectors and industries.

Convertible Securities Risk. Convertible securities have characteristics of both equity and debt securities and, as a result, are exposed to certain additional risks that are typically associated with debt, including but not limited to Interest Rate Risk, Credit Risk, Below Investment Grade Risk and Unrated Securities Risk. The value of a convertible security is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar credit quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, the convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated common stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, the convertible security may not decline in price to the same extent as the underlying common stock. Convertible securities fall below debt obligations of the same issuer in order of preference or priority in the event of a liquidation and are typically unrated or rated lower than such debt obligations.

Credit Risk. Issuers of securities in which the Fund may invest may default on their obligations to pay principal or interest when due. This non-payment would result in a reduction of income to the Fund, a reduction in the value of a security experiencing non-payment and potentially a decrease in the NAV of the Fund. To the extent that the credit rating assigned to a security in the Fund’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected.

Debt securities held by the Fund may fail to make dividend or interest payments when due. Investments in investments below investment grade credit quality are predominantly speculative and subject to greater volatility and risk of default. Unrated investments are evaluated by Fund managers using industry data and their own analysis processes that may be similar to that of a NRSRO; however, such internal ratings are not equivalent to a national agency credit rating. Counterparty credit risk may arise if counterparties fail to meet their obligations, should the Fund hold any derivative instruments for either investment exposure or hedging purposes.

Credit Spread Risk. Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market believes that securities generally have a greater risk of default. Increasing credit spreads may reduce the market values of the Fund’s securities. Credit spreads often increase more for lower rated and unrated securities than for investment grade securities. In addition, when credit spreads increase, reductions in market value will generally be greater for longer-maturity securities.

Debt Securities Risk. Issuers of debt instruments in which the Fund may invest may default on their obligations to pay principal or interest when due. This non-payment would result in a reduction of income to the Fund, a reduction in the value of a debt instrument experiencing non-payment and, potentially, a decrease in the NAV of the Fund. There can be no assurance that liquidation of collateral would satisfy the issuer’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of bankruptcy of an issuer, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a security. To the extent that the credit rating assigned to a security in the Fund’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected.

Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Derivatives Risk. The use of derivatives involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. Derivative instruments can be used to acquire or to transfer the risk and returns of a security or other asset without buying or selling the security or asset. These instruments may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives can result in losses that greatly exceed the original investment. Derivatives can be highly volatile, illiquid and difficult to value. An over-the-counter derivative transaction between the Fund and a counterparty that is not cleared through a central counterparty also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments. The payment obligation for a cleared derivative transaction is guaranteed by a central counterparty, which exposes the Fund to the creditworthiness of the central counterparty.

It is possible that regulatory or other developments in the derivatives market, including changes in government regulation, such as the SEC’s recently adopted new Rule 18f-4 under the 1940 Act, which imposes limits on the amount of derivatives a fund can enter into, could adversely impact the Fund’s ability to invest in certain derivatives or successfully use derivative instruments.

Dividend-Paying Securities Risk. The Fund’s investment in dividend-paying stocks could cause the Fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends. Stocks of companies with a history of paying dividends may not participate in a broad market advance to the same degree as most other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend. There is no guarantee that the issuers of the stocks held by the Fund will declare dividends in the future or that, if declared, they will remain at their current levels or increase over time. The Fund may also be harmed by changes to the favorable federal income tax treatment generally afforded to dividends.

Downgrade Risk. The risk that securities are subsequently downgraded should the Fund’s applicable sub-adviser and/or rating agencies believe the issuer’s business outlook or creditworthiness has deteriorated. If this occurs, the values of these investments may decline, or it may affect the issuer’s ability to raise additional capital for operational or financial purposes and increase the chance of default, as a downgrade may be seen in the financial markets as a signal of an issuer’s deteriorating financial position.

Duration Risk. Duration is the sensitivity, expressed in years, of the price of a fixed-income security to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes, which typically corresponds to increased volatility and risk, than securities with shorter durations. For example, if a security or portfolio has a duration of three years and interest rates increase by 1%, then the security or portfolio would decline in value by approximately 3%. Duration differs from maturity in that it considers potential changes to interest rates, and a security’s coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. The duration of a security will be expected to change over time with changes in market factors and time to maturity.

Emerging Markets Risk. Risks of investing in securities of emerging markets issuers include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. Certain emerging markets also may face other significant internal or external risks, including a heightened risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth, and which may in turn diminish the value of the securities in those markets. The considerations noted below in “Non-U.S. Securities Risk” are generally intensified for investments in emerging market countries.

Exchange-Traded Funds (“ETF”) Risk. Like any fund, an ETF is subject to the risks of the underlying securities that it holds. In addition, investments in ETFs present certain risks that do not apply to investments in traditional mutual funds. For index-based ETFs, while such ETFs seek to achieve the same returns as a particular market index, the performance of an ETF may diverge from the performance of such index (commonly known as tracking error). ETFs are subject to fees and expenses (like management fees and operating expenses) and the Fund will indirectly bear its proportionate share of any such fees and expenses paid by the ETFs in which it invests. Moreover, ETF shares may trade at a premium or discount to their NAV. As ETFs trade on an exchange, they are subject to the risks of any exchange-traded instrument, including: (i) an active trading market for its shares may not develop or be maintained, (ii) market makers or authorized participants may decide to reduce their role or step away from these activities in times of market stress, (iii) trading of its shares may be halted by the exchange, and (iv) its shares may be delisted from the exchange.

Extension Risk. The risk that, during periods of rising interest rates, borrowers may pay off their mortgage loans later than expected, preventing the Fund from reinvesting principal proceeds at higher interest rates, resulting in less income than potentially available. These risks are normally present in mortgage-backed securities and other asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the

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duration of a security backed by home mortgages can lengthen depending on homeowner prepayment activity. A decline in the prepayment rate and the resulting increase in duration of debt securities held by the Fund can result in losses to investors in the Fund.

Financial Futures and Options Transactions Risk. The Fund may use certain transactions for hedging the portfolio’s exposure to credit risk and the risk of increases in interest rates, which could result in poorer overall performance for the Fund. There may be an imperfect correlation between price movements of the futures and options and price movements of the portfolio securities being hedged.

If the Fund engages in futures transactions or in the writing of options on futures, it will be required to maintain initial margin and maintenance margin and may be required to make daily variation margin payments in accordance with applicable rules of the exchanges and the Commodity Futures Trading Commission (“CFTC”). If the Fund purchases a financial futures contract or a call option or writes a put option in order to hedge the anticipated purchase of securities, and if the Fund fails to complete the anticipated purchase transaction, the Fund may have a loss or a gain on the futures or options transaction that will not be offset by price movements in the securities that were the subject of the anticipatory hedge. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a derivatives or futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed.

Floating and Variable Rate Securities Risk. Floating and variable rate securities provide for adjustment in the interest rate paid on the obligations. The terms of such obligations typically provide that interest rates are adjusted based upon an interest or market rate adjustment as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as based on a change in the prime rate. Because of the interest rate adjustment feature, floating and variable rate securities provide an investor with a certain degree of protection against rises in interest rates, although the investor will participate in any declines in interest rates as well. Generally, changes in interest rates will have a smaller effect on the market value of floating and variable rate securities than on the market value of comparable fixed-income obligations. Thus, investing in floating and variable rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed-income securities. Floating and variable rate securities may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Fund’s ability to sell the securities at any given time. Such securities also may lose value.

Foreign Currency Risk. Because the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities held by the Fund and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Fund’s NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, certain countries, particularly emerging market countries, may impose foreign currency exchange controls or other restrictions on the transferability, repatriation or convertibility of currency.

Forward Currency Contracts Risk. Forward currency contracts are not standardized; rather, banks and dealers act as principals in these markets, negotiating each transaction on an individual basis. Forward and “cash” trading is substantially unregulated; there is no limitation on daily price movements and speculative position limits are not applicable. The principals who deal in the forward currency markets are not required to continue to make markets in the securities they trade and these markets can experience periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in these markets have refused to quote prices for certain securities or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell. Market illiquidity or disruption could result in major losses to the Fund. In addition, trading forward currency contracts can have the effect of financial leverage by creating additional investment exposure.

Foreign Debt Investment Risk. Foreign investments, which may include debt securities of foreign issuers, or securities or contracts payable or denominated in non-U.S. currencies, can involve special risks that arise from one or more of the following events or circumstances: (1) changes in currency exchange rates; (2) possible imposition of market controls or currency exchange controls; (3) possible imposition of withholding taxes on dividends and interest; (4) possible seizure, expropriation or nationalization of assets; (5) more limited financial information about the foreign debt issuer or difficulties interpreting it because of foreign regulations and accounting standards; (6) lower liquidity and higher volatility in some foreign markets; (7) the impact of political, social or diplomatic events; (8) economic sanctions or other measures by the United States or other governments; (9) the difficulty of evaluating some foreign economic trends; and (10) the possibility that a foreign government could restrict an issuer from paying principal and interest on its debt obligations to investors outside the country. It may also be difficult to use foreign laws and courts to force a foreign issuer to make principal and interest payments on its debt obligations. In addition, the cost of servicing external debt will also generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. To the extent the Fund invests a significant portion of its assets in the securities of companies in a single country or region, it is more likely to be impacted by events or conditions affecting that country or region. Investment in the Fund may be more exposed to a single country or a region’s economic cycles, stock market valuations and currency, which could increase its risk compared with a more geographically diversified fund. In addition, political, social, regulatory, economic or environmental events that occur in a single country or region may adversely affect the values of that country or region’s securities and thus the holdings of the Fund.

Growth Stock Risk. The growth stocks in which the Fund may invest tend to be more volatile than certain other types of stocks and their prices usually fluctuate more dramatically than the overall stock market. Growth stocks may be more expensive relative to their earnings or assets compared to other types of equity securities. Accordingly, a stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings and may lack dividends that can help cushion its share price in a declining market. In addition, growth stocks, at times, may not perform as well as value stocks or the stock market in general, and may be out of favor with investors for varying periods of time. Growth companies may be newer or smaller companies and may retain a large part of their earnings for research, development or investments in capital assets.

Hedging Risk. The Fund’s use of derivatives or other transactions to reduce risk involves costs and will be subject to the investment adviser’s and/or the applicable sub-adviser’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors. No assurance can be given that the investment adviser’s and/or the applicable sub-adviser’s judgment in this respect will be correct, and no assurance can be given that the Fund will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do so. Hedging activities may reduce the Fund’s opportunities for gain by offsetting the positive effects of favorable price movements and may result in net losses.

Illiquid Investments Risk. Illiquid investments are investments that are not readily marketable. These investments may include restricted investments, including Rule 144 A securities, which cannot be resold to the public without an effective registration statement under the 1933 Act, or if they are unregistered may be sold only in a privately negotiated transaction or pursuant to an available exemption from registration. The Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell such the investments if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Fund’s NAV and ability to make dividend distributions. The financial markets in general have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some investments could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time.

Income Risk. The Fund’s income could decline due to falling market interest rates. This is because, in a falling interest rate environment, the Fund generally will have to invest the proceeds from maturing portfolio securities in lower-yielding securities.

Income Volatility Risk. Income volatility refers to the degree and speed with which changes in prevailing market interest rates diminish the level of current income from a portfolio of debt securities. The risk of income volatility is that the level of current income from a portfolio of debt securities may decline in certain interest rate environments.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions can decline. Currently, inflation rates are elevated relative to normal market conditions and could continue to increase.

Infrastructure Sector Risk. A Fund that invests significantly in infrastructure-related securities has greater exposure to adverse economic, regulatory, political, legal, and other changes affecting the issuers of such securities. Infrastructure-related businesses are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel and natural resources at reasonable prices, the effects of energy conservation policies, increased susceptibility to terrorist acts and other factors. Additionally, infrastructure-related entities may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to consumers, service interruption and/or legal challenges due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. There is also the risk that corruption may negatively affect publicly-funded infrastructure projects, especially in emerging markets, resulting in delays and cost overruns as well as cause negative publicity, which may adversely affect the value of an entity’s securities.

Interest Rate Risk. Interest rate risk is the risk that municipal securities in the Fund’s portfolio will decline in value because of changes in market interest rates. Generally, when market interest rates rise, the market value of such securities will fall, and vice versa. As interest rates decline, issuers of municipal securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower-yielding securities and potentially reducing the Fund’s income. As interest rates increase, slower than expected principal payments may extend the average life of municipal securities, potentially locking in a below-market interest rate and reducing the Fund’s value. In typical market interest rate environments, the prices of longer-term municipal securities generally fluctuate more than prices of shorter-term municipal securities as interest rates change. The risks associated with rising interest rates are greatly heightened in view of the US Federal Reserve Bank’s decision to raise the federal funds rate from historic lows, and may continue to raise interest rates if considered necessary to reduce inflation to acceptable levels.

Inverse Floating Rate Securities Risk. The Fund may invest in inverse floating rate securities. In general, income on inverse floating rate securities will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floating rate securities may subject the Fund to the risks of reduced or eliminated interest payments and losses of principal. In addition, inverse floating rate securities may increase or

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decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund’s investment. As a result, the market value of such securities generally will be more volatile than that of fixed rate securities.

The Fund may invest in inverse floating rate securities issued by special purpose trusts that have recourse to the Fund. In such instances, the Fund may be at risk of loss that exceeds its investment in the inverse floating rate securities.

The Fund may be required to sell its inverse floating rate securities at less than favorable prices, or liquidate other Fund portfolio holdings in certain circumstances, including, but not limited to, the following:

•	If the Fund has a need for cash and the securities in a special purpose trust are not actively trading due to adverse market conditions;

•	If special purpose trust sponsors (as a collective group or individually) experience financial hardship and consequently seek to terminate their respective outstanding special purpose trusts; and

•	If the value of an underlying security declines significantly and if additional collateral has not been posted by the Fund.

Large-Cap Company Risk. While large-cap companies may be less volatile than those of mid-and small-cap companies, they still involve risk. To the extent the Fund invests in large-capitalization securities, the Fund may underperform funds that invest primarily in securities of smaller capitalization companies during periods when the securities of such companies are in favor. Large-capitalization companies may be unable to respond as quickly as smaller capitalization companies to competitive challenges or to changes in business, product, financial or other market conditions.

Loan Risk. The lack of an active trading market for certain loans may impair the ability of the Fund to realize full value in the event of the need to sell a loan and may make it difficult to value such loans. Portfolio transactions in loans may settle in as short as seven days but typically can take up to two or three weeks, and in some cases much longer. As a result of these extended settlement periods, the Fund may incur losses if it is required to sell other investments or temporarily borrow to meet its cash needs, including satisfying redemption requests. The risks associated with unsecured loans, which are not backed by a security interest in any specific collateral, are higher than those for comparable loans that are secured by specific collateral. For secured loans, there is a risk that the value of any collateral securing a loan in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. Interests in loans made to finance highly leveraged companies or transactions such as corporate acquisitions may be especially vulnerable to adverse changes in economic or market conditions. Loans may have restrictive covenants limiting the ability of a borrower to further encumber its assets. However, in periods of high demand by lenders like the Fund for loan investments, borrowers may limit these covenants and weaken a lender’s ability to access collateral securing the loan; reprice the credit risk associated with the borrower; and mitigate potential loss. The Fund may experience relatively greater realized or unrealized losses or delays and expenses in enforcing its rights with respect to loans with fewer restrictive covenants. Additionally, loans may not be considered “securities” and, as a result, the Fund may not be entitled to rely on the anti-fraud protections of the securities laws. Because junior loans have a lower place in an issuer’s capital structure and may be unsecured, junior loans involve a higher degree of overall risk than senior loans of the issuer.

London Interbank Offered Rate (“LIBOR”) Replacement Risk. LIBOR is an index rate that historically has been widely used in lending transactions and remains a common reference rate for setting the floating interest rate on private loans. The use of LIBOR will begin to be phased out in the near future, which may adversely affect the Fund’s investments whose value is tied to LIBOR. While the Secured Financing Oversight Rate (“SOFR”) has been recommended as the replacement rate for LIBOR, and some product markets have adopted the use of SOFR, LIBOR may still be used as a reference rate until such time that private markets have fully transitioned to using SOFR or other alternative reference rates recommended by applicable market regulators. The transition process away from LIBOR may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The potential effect of a discontinuation of LIBOR on the Fund’s investments will vary depending on, among other things: (1) existing fallback provisions that provide a replacement reference rate if LIBOR is no longer available; (2) termination provisions in individual contracts; and (3) how and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments held by the Fund. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR until it is clearer how the Fund’s products and instruments will be impacted by this transition.

Master Limited Partnerships (“MLPs”) Risk. An MLP is an investment that combines the tax benefits of a limited partnership with the liquidity of publicly traded securities. Entities commonly referred to as MLPs are generally organized under state law as limited partnerships or limited liability companies. An investment in MLP units involves risks that differ from a similar investment in equity securities, such as common stock, of a corporation. Holders of MLP units have the rights typically afforded to limited partners in a limited partnership. As compared to common stockholders of a corporation, holders of MLP units have significantly more limited rights to exercise control over the partnership and to vote on matters affecting the partnership. In addition, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. Investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources and their securities may trade infrequently and in limited volumes and be subject to more abrupt or erratic price movements than securities of larger or more broadly-based companies. The Fund’s investment in MLPs also subjects the Fund to the risks associated with the specific industry or industries in which the MLPs invest. Currently, most MLPs operate in the energy, natural resources or real estate sectors. Additionally, since MLPs generally conduct business in multiple states, the Fund may be subject to income or franchise tax in each of the states in which the partnership does business. The additional cost of preparing and filing the tax returns and paying the related taxes may adversely impact the Fund’s return on its investment in MLPs. The value of any investment by the Fund in MLP units will depend on the MLP’s ability to qualify as a partnership for federal income tax purposes. If an MLP fails to meet the requirements for partnership status under the Code, or if the MLP is unable to do so because of changes in tax law or regulation, the MLP could be taxed as a corporation. In that case, the MLP would be obligated to pay federal income tax at the entity level, and distributions received by the Fund would be taxed as dividend income. The Fund may also invest in debt securities issued by MLPs.

Mid-Cap Company Risk. While securities of mid-cap companies may be slightly less volatile than those of small-cap companies, they still involve substantial risk. Mid-cap companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Securities of mid-cap companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or broader market averages in general.

Mortgage-Backed Securities (“MBS”) and Asset-Backed Securities (“ABS”) Risk. These securities generally can be prepaid at any time, and prepayments that occur either more quickly or more slowly than expected can adversely impact the value of such securities. They are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying the securities to be prepaid more slowly than expected, thereby lengthening the duration of such securities, increasing their sensitivity to interest rate changes and causing their prices to decline. MBS may be negatively affected by the quality of the mortgages underlying such security, the credit quality of its issuer or guarantor, and the nature and structure of its credit support.

Mortgage Roll Risk. The risk that the Fund’s adviser or an applicable sub-adviser will not correctly predict mortgage prepayments and interest rates, which will diminish the investment performance of the Fund compared with what such performance would have been without the use of the strategy.

Municipal Securities Risk. The values of municipal securities may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. Other factors that could affect municipal securities include a change in the local, state, or national economy, a downgrade of a state’s credit rating or the rating of authorities or political subdivisions of the state, demographic factors, ecological or environmental concerns, inability or perceived inability of a government authority to collect sufficient tax or other revenues, statutory limitations on the issuer’s ability to increase taxes, and other developments generally affecting the revenue of issuers (for example, legislation or court decisions reducing state aid to local governments or mandating additional services). This risk would be heightened to the extent that the Fund invests a substantial portion of the below-investment grade quality portion of its portfolio in the bonds of similar projects (such as those relating to the education, health care, housing, transportation, or utilities industries), in industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, municipal lease obligations, private activity bonds or moral obligation bonds) that are particularly exposed to specific types of adverse economic, business or political events. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In recent periods, a number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse. In addition, the amount of public information available about municipal bonds is generally less than for certain corporate equities or bonds, meaning that the investment performance of the Fund may be more dependent on the analytical abilities of the Fund’s applicable sub-advisers than funds that invest in stock or other corporate investments.

To the extent that a fund invests a significant portion of its assets in the securities of issuers located in a given state or U.S. territory, it will be disproportionally affected by political and economic conditions and developments in that state or territory and may involve greater risk than funds that invest in a larger universe of securities. In addition, economic, political or regulatory changes in that state or territory could adversely affect municipal securities issuers in that state or territory and therefore the value of a fund’s investment portfolio.

Non-U.S. Securities Risk. Investments in securities of non-U.S. issuers involve special risks, including: less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; many non-U.S. markets are smaller, less liquid and more volatile; the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; the impact of economic, political, social or diplomatic events; and withholding and other non-U.S. taxes may decrease the Fund’s return. These risks are more pronounced to the extent that the Fund invests a significant amount of its assets in issuers located in one region.

Other Investment Companies Risk. The Fund may invest in the securities of other investment companies, including ETFs. Investing in an investment company exposes the Fund to all of the risks of that investment company’s investments. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations. As a result, the cost of investing in investment company shares may exceed the costs of investing directly in its underlying investments. In addition, securities of other investment companies may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities and therefore magnify the Fund’s leverage risk.

Shareholder Update (continued)

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With respect to ETF’s, an ETF that is based on a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities in the index. The value of an ETF based on a specific index is subject to change as the values of its respective component assets fluctuate according to market volatility. ETFs typically rely on a limited pool of authorized participants to create and redeem shares, and an active trading market for ETF shares may not develop or be maintained. The market value of shares of ETFs and closed-end funds may differ from their NAV.

Preferred Securities Risk. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure, and therefore are subject to greater credit risk. In addition, preferred stockholders (such as the Fund, to the extent it invests in preferred stocks of other issuers) generally have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred stockholders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred stockholders no longer have voting rights. In the case of certain taxable preferred stocks, holders generally have no voting rights, except (i) if the issuer fails to pay dividends for a specified period of time or (ii) if a declaration of default occurs and is continuing. In such an event, rights of preferred stockholders generally would include the right to appoint and authorize a trustee to enforce the trust or special purpose entity’s rights as a creditor under the agreement with its operating company. In certain varying circumstances, an issuer of preferred stock may redeem the securities prior to a specified date. For instance, for certain types of preferred stock, a redemption may be triggered by a change in U.S. federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Fund.

Prepayment Risk. The risk that, during periods of falling interest rates, borrowers may pay off their mortgage loans sooner than expected, forcing the Fund to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in income. These risks are normally present in MBS and other ABS. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can shorten depending on homeowner prepayment activity. A rise in the prepayment rate and the resulting decline in duration of debt securities held by the Fund can result in losses to investors in the Fund.

Put Options Risk. By writing put options, the Fund takes on the risk of declines in the value of the underlying instrument, including the possibility of a loss up to the entire strike price of each option it sells but without the corresponding opportunity to benefit from potential increases in the value of the underlying instrument. When the Fund writes a put option, it assumes the risk that it must purchase the underlying instrument at a strike price that may be higher than the market price of the instrument. If there is a broad market decline and the Fund is not able to close out its written put options, it may result in substantial losses to the Fund. The Fund will receive a premium from writing options, but the premium received may not be sufficient to offset any losses sustained from exercised put options.

Real Estate Related Securities Risk. Real estate companies have been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and incomes from real property may decline due to general and local economic conditions, overbuilding and increased competition for tenants, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies that own and operate real estate directly, companies that lend to them, and companies that service the real estate industry. Equity REITs may be affected by changes in the values of and incomes from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. REITs are subject to other risks as well, including the fact that REITs are dependent on specialized management skills, which may affect their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders. REITs may have limited diversification and are subject to the risks associated with obtaining financing for real property. A U.S. domestic REIT can pass its income through to shareholders or unitholders without any U.S. federal income tax at the entity level if it complies with various requirements under the Code. There is the risk that a REIT held by the Fund will fail to qualify for this tax-free pass-through treatment of its income, in which case the REIT would become subject to U.S. federal income tax. Similarly, REITs formed under the laws of non-U.S. countries may fail to qualify for corporate tax benefits made available by the governments of such countries. The Fund, as a holder of a REIT, will bear its pro rata portion of the REIT’s expenses.

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the common shares’ market price, NAV and/or a common shareholder’s overall returns.

Rights and Warrants Risk. Rights and warrants are subject to the same market risks as common stocks, but are more volatile in price. Rights and warrants do not carry the right to dividends or voting rights with respect to their underlying securities, and they do not represent any rights in the assets of the issuer. An investment in rights or warrants may be considered speculative. In addition, the value of a right or warrant does not necessarily change with the value of the underlying security and a right or warrant ceases to have value if it is not exercised prior to its expiration date. The purchase of warrants or rights involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe for additional shares is not exercised prior to the rights’ or warrants’ expiration. Also, the purchase of rights and warrants involves the risk that the effective price paid for the right or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the price of the underlying security.

Rule 144A Securities Risk. The market for Rule 144A securities typically is less active than the market for publicly-traded securities. Rule 144A securities carry the risk that their liquidity may become impaired and the Fund may be unable to dispose of the securities promptly or at reasonable prices.

Senior Loan Risk. Senior loans typically hold the most senior position in the capital structure of a business entity, are typically secured with specific collateral and have a claim on the assets and/or stock of the issuer that is senior to that held by subordinated debt holders and stockholders of the issuer. Senior loans are usually rated below investment grade, and share the same risks of other below investment grade debt instruments.

Although the Fund may invest in senior loans that are secured by specific collateral, there can be no assurance that the liquidation of such collateral would satisfy an issuer’s obligation to the Fund in the event of issuer default or that such collateral could be readily liquidated under such circumstances. If the terms of a senior loan do not require the issuer to pledge additional collateral in the event of a decline in the value of the already pledged collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the issuer’s obligations under the senior loan.

In the event of bankruptcy of an issuer, the Fund could also experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a senior loan. Some senior loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the senior loans to presently existing or future indebtedness of the issuer or take other action detrimental to lenders, including the Fund. Such court action could under certain circumstances include invalidation of senior loans.

Senior Loan Agent Risk. A financial institution’s employment as an agent under a senior loan might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent would generally be appointed to replace the terminated agent, and assets held by the agent under the loan agreement would likely remain available to holders of such indebtedness. However, if assets held by the terminated agent for the benefit of the Fund were determined to be subject to the claims of the agent’s general creditors, the Fund might incur certain costs and delays in realizing payment on a senior loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or government agency) similar risks may arise.

Smaller-Cap Company Risk. Small-cap stocks involve substantial risk. Prices of small-cap stocks may be subject to more abrupt or erratic movements, and to wider fluctuations, than stock prices of larger, more established companies or the market averages in general. It may be difficult to sell small-cap stocks at the desired time and price. While mid-cap stocks may be slightly less volatile than small-cap stocks, they still involve similar risks.

Sovereign Government and Supranational Debt Risk. Investments in sovereign debt, including supranational debt, involves special risks. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity’s willingness to meet the terms of its debt obligations, are of considerable significance. The ability of a foreign sovereign issuer, especially an emerging market country, to make timely payments on its debt obligations will also be strongly influenced by the sovereign issuer’s balance of payments, including export performance, its access to international credit facilities and investments, fluctuations of interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. If a sovereign issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multinational organizations. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, as many external debt obligations bear interest at rates which are adjusted based upon international interest rates. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceeds of sales by foreign investors. There are no bankruptcy proceedings similar to those in the U.S. by which defaulted sovereign debt may be collected.

Special Risks for Inflation-Indexed Bonds. The risk that market values of inflation-indexed investments held by the Fund may be adversely affected by a number of factors, including changes in the market’s inflation expectations, changes in real rates of interest or declines in inflation (or deflation). There is a risk that interest payments in inflation-indexed investments may fall because of a decline in inflation (or deflation). In addition, the Consumer Price Index for All Urban Consumers (“CPI-U”) may not accurately reflect the true rate of inflation. If the market perceives that any of these events have occurred, then the market value of those investments could be adversely affected.

Swap Transactions Risk. The Fund may enter into debt-related derivative instruments such as credit default swap contracts and interest rate swaps. Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by the adviser and/or the applicable sub-adviser of not only the referenced asset, rate or index, but also of the swap itself. If the investment adviser and/or the applicable sub-adviser is incorrect in its forecasts of default risks, market spreads or other applicable factors or events, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used.

Shareholder Update (continued)

(Unaudited)

Unrated Securities Risk. The Fund may purchase securities that are not rated by any rating organization. Unrated securities determined by the Fund’s investment adviser to be of comparable quality to rated investments which the Fund may purchase may pay a higher dividend or interest rate than such rated investments and be subject to a greater risk of illiquidity or price changes. Less public information is typically available about unrated investments or issuers than rated investments or issuers. Some unrated securities may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price. To the extent that the Fund invests in unrated securities, the Fund’s ability to achieve its investment objectives will be more dependent on the investment adviser’s credit analysis than would be the case when the Fund invests in rated securities.

U.S. Government Securities Risk. U.S. government securities are guaranteed only as to the timely payment of interest and the payment of principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued or guaranteed by U.S. government agencies and instrumentalities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government will provide financial support to its agencies and instrumentalities if it is not obligated by law to do so.

Valuation Risk. The securities in which the Fund invests typically are valued by a pricing service utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. There is no assurance that the Fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the Fund. Pricing services generally price securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. Different pricing services may incorporate different assumptions and inputs into their valuation methodologies, potentially resulting in different values for the same securities. As a result, if the Fund were to change pricing services, or if the Fund’s pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the Fund’s NAV.

Value Stock Risk. Value stocks are securities of companies that typically trade at a perceived discount to their intrinsic value and at valuation discounts relative to companies in the same industry. Value stocks often times are also in sectors that trade at a discount to the broader market. The reasons for their discount may vary greatly, but some examples may include adverse business, industry or other developments that may cause the company to be subject to special risks. The intrinsic value of a stock with value characteristics may be difficult to identify and may not be fully recognized by the market for a long time or a stock identified to be undervalued may actually be appropriately priced at a low level.

When-Issued and Delayed-Delivery Transactions Risk. The Fund may invest in securities on a “when-issued” or “delayed-delivery” basis. When-issued and delayed-delivery transactions may involve an element of risk because no interest accrues on the securities prior to settlement and, because securities are subject to market fluctuations, the value of the securities at time of delivery may be less (or more) than their cost. A separate account of the Fund will be established with its custodian consisting of cash equivalents or liquid securities having a market value at all times at least equal to the amount of any delayed payment commitment.

Fund Level and Other Risks:

Allocation Risk. The Fund’s ability to achieve its investment objective depends upon Nuveen Asset Management’s skill in determining the Fund’s allocation to different sub-advisers and strategies. There is the risk that Nuveen Asset Management’s evaluations and assumptions used in making such allocations may be incorrect.

Anti-Takeover Provisions. The Fund’s organizational documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. Although the application of the “Control Share Acquisition” provisions has currently been suspended, these provisions could have the effect of depriving the common shareholders of opportunities to sell their common shares at a premium over the then-current market price of the common shares.

Borrowing Risk. In addition to borrowing for leverage, the Fund may borrow for temporary or emergency purposes, to pay dividends, repurchase its shares, or clear portfolio transactions. Borrowing may exaggerate changes in the NAV of the Fund’s shares and may affect the Fund’s net income. When the Fund borrows money, it must pay interest and other fees, which will reduce the Fund’s returns if such costs exceed the returns on the portfolio securities purchased or retained with such borrowings. Any such borrowings are intended to be temporary. However, under certain market circumstances, such borrowings might be outstanding for longer periods of time.

Counterparty Risk. Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to derivatives or other transactions supported by another party’s credit will affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have incurred or may incur in the future significant financial hardships including bankruptcy and losses as a result of exposure to sub-prime mortgages and other lower-quality credit investments. As a result, such hardships have reduced these entities’ capital and called into question their continued ability to perform their obligations under such transactions. By using such derivatives or other transactions, the Fund assumes the risk that its counterparties could experience similar financial hardships. In the event of the insolvency of a counterparty, the Fund may sustain losses or be unable to liquidate a derivatives position.

Cybersecurity Risk. The Fund and its service providers are susceptible to operational and information security risk resulting from cyber incidents. Cyber incidents refer to both intentional attacks and unintentional events including: processing errors, human errors, technical errors including computer glitches and system malfunctions, inadequate or failed internal or external processes, market-wide technical-related disruptions, unauthorized access to digital systems (through “hacking” or malicious software coding), computer viruses, and cyber-attacks which shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality (including denial of service attacks). Cyber incidents could adversely impact the Fund and cause the Fund to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage, and additional compliance costs associated with corrective measures. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund.

Global Economic Risk. National and regional economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country, region or market might adversely impact issuers in a different country, region or market. Changes in legal, political, regulatory, tax and economic conditions may cause fluctuations in markets and investments prices around the world, which could negatively impact the value of the Fund’s investments. Major economic or political disruptions, particularly in large economies like China’s, may have global negative economic and market repercussions. Additionally, instability in various countries, such as Afghanistan and Syria, and natural and environmental disasters and the spread of infectious illnesses or other public health emergencies , possible terrorist attacks in the United States and around the world, continued tensions between North Korea and the United States and the international community generally, growing social and political discord in the United States, the European debt crisis, the response of the international community — through economic sanctions and otherwise — further downgrade of U.S. government securities, the change in the U.S. president and the new administration and other similar events may adversely affect the global economy and the markets and issuers in which the Fund invests. Recent examples of such events include the outbreak of a novel coronavirus known as COVID-19 that was first detected in China in December 2019 and heightened concerns regarding North Korea’s nuclear weapons and long-range ballistic missile programs. In addition, Russia’s recent invasion of Ukraine in February 2022 has resulted in sanctions imposed by several nations, such as the United States, United Kingdom, European Union and Canada. The current sanctions and potential further sanctions may negatively impact certain sectors of Russia’s economy, but also may negatively impact the value of the Fund’s investments that do not have direct exposure to Russia. These events could reduce consumer demand or economic output, result in market closure, travel restrictions or quarantines, and generally have a significant impact on the economy. These events could also impair the information technology and other operational systems upon which the Fund’s service providers, including the Fund’s sub-adviser, rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund.

The Fund does not know and cannot predict how long the securities markets may be affected by these events and the effects of these and similar events in the future on the U.S. economy and securities markets. The Fund may be adversely affected by abrogation of international agreements and national laws which have created the market instruments in which the Fund may invest, failure of the designated national and international authorities to enforce compliance with the same laws and agreements, failure of local, national and international organizations to carry out the duties prescribed to them under the relevant agreements, revisions of these laws and agreements which dilute their effectiveness or conflicting interpretation of provisions of the same laws and agreements.

Governmental and quasi-governmental authorities and regulators throughout the world have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect the Fund’s investments.

Investment and Market Risk. An investment in the Fund’s common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Common shares frequently trade at a discount to their NAV. An investment in common shares represents an indirect investment in the securities owned by the Fund. Common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Legislation and Regulatory Risk. At any time after the date of this report, legislation or additional regulations may be enacted that could negatively affect the assets of the Fund, securities held by the Fund or the issuers of such securities. Fund shareholders may incur increased costs resulting from such legislation or additional regulation. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objectives.

Leverage Risk. The use of leverage creates special risks for common shareholders, including potential interest rate risks and the likelihood of greater volatility of NAV and market price of, and distributions on, the common shares. The use of leverage in a declining market will likely cause a greater decline in the Fund’s NAV, which may result at a greater decline of the common share price, than if the Fund were not to have used leverage.

Shareholder Update (continued)

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The Fund will pay (and common shareholders will bear) any costs and expenses relating to the Fund’s use of leverage, which will result in a reduction in the Fund’s NAV. The investment adviser may, based on its assessment of market conditions and composition of the Fund’s holdings, increase or decrease the amount of leverage. Such changes may impact the Fund’s distributions and the price of the common shares in the secondary market.

The Fund may seek to refinance its leverage over time, in the ordinary course, as current forms of leverage mature or it is otherwise desirable to refinance; however, the form that such leverage will take cannot be predicted at this time. If the Fund is unable to replace existing leverage on comparable terms, its costs of leverage will increase. Accordingly, there is no assurance that the use of leverage may result in a higher yield or return to common shareholders.

The amount of fees paid to the investment adviser and the applicable sub-adviser for investment advisory services will be higher if the Fund uses leverage because the fees will be calculated based on the Fund’s Managed Assets — this may create an incentive for the investment adviser and the applicable sub-adviser to leverage the Fund or increase the Fund’s leverage.

Market Discount from Net Asset Value. Shares of closed-end investment companies like the Fund frequently trade at prices lower than their NAV. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV could decrease as a result of investment activities. Whether investors will realize gains or losses upon the sale of the common shares will depend not upon the Fund’s NAV but entirely upon whether the market price of the common shares at the time of sale is above or below the investor’s purchase price for the common shares. Furthermore, management may have difficulty meeting the Fund’s investment objectives and managing its portfolio when the underlying securities are redeemed or sold during periods of market turmoil and as investors’ perceptions regarding closed-end funds or their underlying investments change. Because the market price of the common shares will be determined by factors such as relative supply of and demand for the common shares in the market, general market and economic circumstances, and other factors beyond the control of the Fund, the Fund cannot predict whether the common shares will trade at, below or above NAV. The common shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for short-term trading purposes.

Multi-Manager Risk. The interplay of the various strategies employed by portfolio managers of Nuveen and its affiliates may result in the Fund holding a significant amount of certain types of securities. This may be beneficial or detrimental to the Fund’s performance depending upon the performance of those securities and the overall economic environment. The portfolio managers may make investment decisions which conflict with each other; for example, at any particular time, portfolio manager of one strategy may be purchasing shares of an issuer whose shares are being sold by portfolio managers of another strategy. Consequently, the Fund could indirectly incur transaction costs without accomplishing any net investment result. In addition, the multi-manager approach could increase the Fund’s portfolio turnover rate which may result in higher transaction costs and a greater amount of tax on the Fund’s shareholders.

Portfolio Turnover Risk. In pursuing its investment objective, the Fund may engage in trading that results in a high portfolio turnover rate, which may vary greatly from year to year, as well as within a given year. A higher portfolio turnover rate may result in correspondingly greater transactional expenses that are borne by the Fund. Such expenses may include bid-ask spreads, dealer mark-ups, and other transactional costs on the sale of securities and reinvestment in other securities, and may result in the realization of taxable capital gains (including short-term gains, which are generally taxed for federal income tax purposes to shareholders as ordinary income when distributed). These costs, which are not reflected in annual fund operating expenses or in the example thereunder, may affect the Fund’s performance.

Recent Market Conditions. Periods of unusually high financial market volatility and restrictive credit conditions, at times limited to a particular sector or geographic area, have occurred in the past and may be expected to recur in the future. Some countries, including the United States, have adopted or have signaled protectionist trade measures, relaxation of the financial industry regulations that followed the financial crisis, and/or reductions to corporate taxes. The scope of these policy changes is still developing, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, particularly if a resulting policy runs counter to the market’s expectations. The outcome of such changes cannot be foreseen at the present time. In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in the world economy and markets generally. As a result of increasingly interconnected global economies and financial markets, the value and liquidity of the Fund’s investments may be negatively affected by events impacting a country or region, regardless of whether the Fund invests in issuers located in or with significant exposure to such country or region. The outbreak of COVID-19 resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

On June 23, 2016, the United Kingdom (“UK”) held a referendum on whether to remain a member state of the European Union (“EU”), in which voters favored the UK’s withdrawal from the EU, an event widely referred to as “Brexit.” On January 31, 2020, the UK formally withdrew from the EU. The transition period concluded on December 31, 2020, and EU law no longer applies in the UK. On December 30, 2020, the UK and EU signed an EU-UK Trade and Cooperation Agreement (“UK/EU Trade Agreement”), which went into effect on January 1, 2021 and sets out the foundation of the economic and legal framework for trade between the UK and EU. As the UK/EU Trade Agreement is a new legal framework, the implementation of the UK/EU Trade Agreement may result in uncertainty in its application and periods of volatility in both the UK and wider European markets. The longer term economic, legal, political and social framework to be put in place between the UK and the EU are unclear at this stage, remain subject to negotiation and are likely to lead to ongoing political and economic uncertainty and periods of exacerbated volatility in both the UK and in wider European markets for some time.

The outcomes may cause increased volatility and have a significant adverse impact on world financial markets, other international trade agreements, and the UK and European economies, as well as the broader global economy for some time. Additionally, a number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future.

Ukraine has experienced ongoing military conflict, most recently in February 2022 when Russia invaded Ukraine; this conflict may expand and military attacks could occur elsewhere in Europe. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio-political or geographical issues are not known but could profoundly affect global economies and markets.

The ongoing trade war between China and the United States, including the imposition of tariffs by each country on the other country’s products, has created a tense political environment. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on the Fund’s performance. U.S. companies that source material and goods from China and those that make large amounts of sales in China would be particularly vulnerable to an escalation of trade tensions. Uncertainty regarding the outcome of the trade tensions and the potential for a trade war could cause the U.S. dollar to decline against safe haven currencies, such as the Japanese yen and the euro. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future.

The impact of these developments in the near- and long-term is unknown and could have additional adverse effects on economies, financial markets and asset valuations around the world.

Reverse Repurchase Agreement Risk. A reverse repurchase agreement, in economic essence, constitutes a securitized borrowing by the Fund from the security purchaser. The Fund may enter into reverse repurchase agreements for the purpose of creating a leveraged investment exposure and, as such, their usage involves essentially the same risks associated with a leveraging strategy generally since the proceeds from these agreements may be invested in additional portfolio securities. Reverse repurchase agreements tend to be short-term in tenor, and there can be no assurances that the purchaser (lender) will commit to extend or “roll” a given agreement upon its agreed-upon repurchase date or an alternative purchaser can be identified on similar terms. Reverse repurchase agreements also involve the risk that the purchaser fails to return the securities as agreed upon, files for bankruptcy or becomes insolvent. The Fund may be restricted from taking normal portfolio actions during such time, could be subject to loss to the extent that the proceeds of the agreement are less than the value of securities subject to the agreement and may experience adverse tax consequences.

Tax Risk. The Fund has elected to be treated and intends to qualify each year as a Regulated Investment Company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). As a RIC, the Fund is not expected to be subject to U.S. federal income tax to the extent that it distributes its investment company taxable income and net capital gains. To qualify for the special tax treatment available to a RIC, the Fund must comply with certain investment, distribution, and diversification requirements. Under certain circumstances, the Fund may be forced to sell certain assets when it is not advantageous in order to meet these requirements, which may reduce the Fund’s overall return. If the Fund fails to meet any of these requirements, subject to the opportunity to cure such failures under applicable provisions of the Code, the Fund’s income would be subject to a double level of U.S. federal income tax. The Fund’s income, including its net capital gain, would first be subject to U.S. federal income tax at regular corporate rates, even if such income were distributed to shareholders and, second, all distributions by the Fund from earnings and profits, including distributions of net capital gain (if any), would be taxable to shareholders as dividends.

Shareholder Update (continued)

(Unaudited)

EFFECTS OF LEVERAGE

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effects of leverage through the use of senior securities, as that term is defined under Section 18 of the 1940 Act, as well as certain other forms of leverage, such as reverse repurchase agreements, on common share total return, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. The table below reflects the Fund’s (i) continued use of leverage as of December 31, 2022 as a percentage of Managed Assets (including assets attributable to such leverage), (ii) the estimated annual effective interest expense rate payable by the Fund on such instruments (based on actual leverage costs incurred during the fiscal year ended December 31, 2022) as set forth in the table, and (iii) the annual return that the Fund’s portfolio must experience (net of expenses) in order to cover such costs of leverage based on such estimated annual effective interest expense rate. The information below does not reflect any Fund’s use of certain other forms of economic leverage achieved through the use of certain derivative instruments.

The numbers are merely estimates, used for illustration. The costs of leverage may vary frequently and may be significantly higher or lower than the estimated rate. The assumed investment portfolio returns in the table below are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. Your actual returns may be greater or less than those appearing below.

Nuveen Multi-Asset Income Fund (NMAI)
Estimated Leverage as a Percentage of Managed Assets (Including Assets Attributable to Leverage)	34.44%
Estimated Annual Effective Leverage Expense Rate Payable by Fund on Leverage	2.43%
Annual Return Fund Portfolio Must Experience (net of expenses) to Cover Estimated Annual Effective Interest Expense Rate on Leverage	0.84%
Common Share Total Return for (10.00)% Assumed Portfolio Total Return	-16.53%
Common Share Total Return for (5.00)% Assumed Portfolio Total Return	-8.90%
Common Share Total Return for 0.00% Assumed Portfolio Total Return	-1.28%
Common Share Total Return for 5.00% Assumed Portfolio Total Return	6.35%
Common Share Total Return for 10.00% Assumed Portfolio Total Return	13.97%

Common Share total return is composed of two elements — the distributions paid by the Fund to holders of common shares (the amount of which is largely determined by the net investment income of the Fund after paying dividend payments on any preferred shares issued by the Fund and expenses on any forms of leverage outstanding) and gains or losses on the value of the securities and other instruments the Fund owns. As required by SEC rules, the table assumes that the Fund are more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the income it receives on its investments is entirely offset by losses in the value of those investments. This table reflects hypothetical performance of the Fund’s portfolio and not the actual performance of the Fund’s common shares, the value of which is determined by market forces and other factors. Should the Fund elect to add additional leverage to its portfolio, any benefits of such additional leverage cannot be fully achieved until the proceeds resulting from the use of such leverage have been received by the Fund and invested in accordance with the Fund’s investment objectives and policies. As noted above, the Fund’s willingness to use additional leverage, and the extent to which leverage is used at any time, will depend on many factors.

DIVIDEND REINVESTMENT PLAN

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above NAV at the time of valuation, the Fund will issue new shares at the greater of the NAV or 95% of the then-current market price. If the shares are trading at less than NAV, shares for your account will be purchased on the open market. If Computershare Trust Company, N.A. (the “Plan Agent”) begins purchasing Fund shares on the open market while shares are trading below NAV, but the Fund’s shares subsequently trade at or above their NAV before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ NAV or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Dividend Reinvestment Plan (the “Plan”) participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial professional or call us at (800) 257-8787.

Shareholder Update (continued)

(Unaudited)

CHANGES OCCURRING DURING THE FISCAL YEAR

The following information in this annual report is a summary of certain changes during the most recent fiscal year. This information may not reflect all of the changes that have occurred since you purchased shares of the Fund.

During the most recent fiscal year, there have been no changes to: (i) the Fund’s investment objectives and principal investment policies that have not been approved by shareholders, (ii) the principal risks of the Fund, (iii) the portfolio managers of the Fund; (iv) the Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that have not been approved by shareholders, except as follows:

Amended and Restated By-Laws

On October 5, 2020, certain Nuveen closed-end funds in the Nuveen fund complex amended their by-laws. The Nuveen Multi-Asset Income Fund (the “Fund”) subsequently adopted the amended by-laws. Among other things, the amended by-laws included provisions pursuant to which, in summary, a shareholder who obtains beneficial ownership of common shares in a Control Share Acquisition (as defined in the by-laws) shall have the same voting rights as other common shareholders only to the extent authorized by the other disinterested shareholders (the “Control Share By-Law”). On January 14, 2021, a shareholder of certain Nuveen closed-end funds filed a civil complaint in the U.S. District Court for the Southern District of New York (the “District Court”) against certain Nuveen funds and their trustees, seeking a declaration that such funds’ Control Share By-Laws violate the 1940 Act, rescission of such fund’s Control Share By-Laws and a permanent injunction against such funds applying the Control Share By-Laws. On February 18, 2022, the District Court granted judgment in favor of the plaintiff’s claim for rescission of such funds’ Control Share By-Laws and the plaintiff’s declaratory judgment claim, and declared that such funds’ Control Share By-Laws violate Section 18(i) of the 1940 Act. Following review of the judgment of the District Court, on February 22, 2022, the Board amended the Fund’s bylaws to provide that the Fund’s Control Share By-Law shall be of no force and effect for so long as the judgment of the District Court is effective and that if the judgment of the District Court is reversed, overturned, vacated, stayed, or otherwise nullified, the Fund’s Control Share By-Law will be automatically reinstated and apply to any beneficial owner of common shares acquired in a Control Share Acquisition, regardless of whether such Control Share Acquisition occurs before or after such reinstatement, for the duration of the stay or upon issuance of the mandate reversing, overturning, vacating or otherwise nullifying the judgment of the District Court. On February 25, 2022, the Board and the Fund appealed the District Court’s decision to the U.S. Court of Appeals for the Second Circuit.

Important Tax Information (Unaudited)

As required by the Internal Revenue Code and Treasury Regulations, certain tax information, as detailed below, must be provided to shareholders. Shareholders are advised to consult their tax advisor with respect to the tax implications of their investment. The amounts listed below may differ from the actual amounts reported on Form 1099-DIV, which will be sent to shareholders shortly after calendar year end.

Long-Term Capital Gains

As of year end, the Fund designates the following distribution amounts, or maximum amount allowable, as being from net long-term capital gains pursuant to Section 852(b)(3) of the Internal Revenue Code:

Fund	Net Long-Term Capital Gains
NMAI	$62,993,035

Dividends Received Deduction (DRD)

The Fund listed below had the following percentage, or maximum amount allowable, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders:

Fund	Percentage
NMAI	27.4%

Qualified Dividend Income (QDI)

The Fund listed below had the following percentage, or maximum amount allowable, of ordinary income distributions treated as qualified dividend income for individuals pursuant to Section 1(h)(11) of the Internal Revenue Code:

Fund	Percentage
NMAI	73.7%

Qualified Interest Income (QII)

The Fund listed below had the following percentage, or maximum amount allowable, of ordinary income distributions treated as qualified interest income and/or short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code:

Fund	1/1 to Current Year End Percentage
NMAI	30.9%

Qualified Business Income (QBI)

The Fund listed below had the following percentage, or maximum amount allowable, of ordinary income distributions treated as qualified business income for individuals pursuant to Section 199A of the Internal Revenue Code:

Fund	Percentage
NMAI	11.1%

163(j)

The Fund listed below had the following percentage, or maximum amount allowable, of ordinary dividends treated as Section 163(j) interest dividends pursuant to Section 163(j) of the Internal Revenue Code:

Fund	Percentage
NMAI	49.9%

Additional Fund Information (Unaudited)

Board of Trustees
Jack B. Evans	William C. Hunter	Amy B.R. Lancellotta	Joanne T. Medero	Albin F. Moschner	John K. Nelson
Judith M. Stockdale*	Carole E. Stone*	Matthew Thornton III	Terence J. Toth	Margaret L. Wolff	Robert L. Young

*	Retired from the Funds’ Board of Trustees effective December 31, 2022.

Investment Adviser Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm KPMG LLP 200 East Randolph Street Chicago, IL 60601	Transfer Agent and Shareholder Services Computershare Trust Company, N.A. 150 Royall Street Canton, MA 02021 (800) 257-8787

Portfolio of Investments Information

The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information directly from the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

The Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. The Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases

The Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

NMAI
Common shares repurchased	0

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms

Used in this Report

(Unaudited)

∎

19(a) Notice: Section 19(a) of the Investment Company Act of 1940 requires that the payment of any distribution which is made from a source other than the fund’s net income be accompanied by a written notice that discloses the estimated sources of such payment.

∎

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

∎

Bloomberg U.S. Corporate High Yield Bond Index: An index designed to measure the performance of the USD-denominated, fixed-rate corporate high yield bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund’s portfolio.

∎

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

∎	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

∎

Mortgage Dollar Roll: A transaction into which a Fund sells mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously contracts to repurchase similar securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sales proceeds and the repurchase price is recorded as a realized gain or loss.

∎

MSCI ACWI Index (Net): An Index designed to measure the performance of large and mid-cap stocks across 23 developed and 24 emerging markets. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

NMAI Blended Benchmark: Consists of: 1) 50% MSCI ACWI Index (Net) (defined herein), and 2) 50% Bloomberg U.S. Corporate High Yield Bond Index (defined herein). Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

∎

Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

∎

S&P 500® Index: An index generally considered representative of the U.S. equity market. The index includes 500 leading companies and covers approximately 80% of available market capitalization. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Board Members & Officers

(Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each Trustee oversees and other directorships they hold are set forth below.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members:

∎ TERENCE J. TOTH			Formerly, a Co-Founding Partner, Promus Capital (investment advisory firm) (2008-2017); formerly, Director, Quality Control Corporation (manufacturing) (since 2012-2021); Chair of the Board of the Kehrein Center for the Arts (philanthropy) (since 2021); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (philanthropy) (since 2012), and chair of its Investment Committee; formerly, Member, Chicago Fellowship Board (philanthropy) (2005-2016); formerly, Director, Fulcrum IT Services LLC (information technology services firm to government entities) (2010-2019); formerly, Director, LogicMark LLC (health services) (2012-2016); formerly, Director, Legal & General Investment Management America, Inc. (asset management) (2008-2013); formerly, CEO and President, Northern Trust Global Investments (financial services) (2004-2007): Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (financial services) (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
1959 333 W. Wacker Drive Chicago, IL 60606	Chair and Board Member	2008 Class II		142

∎ JACK B. EVANS			Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine Foundation, (private philanthropic corporation); Life Trustee of Coe College; formerly, Member and President Pro-Tern of the Board of Regents for the State of Iowa University System (2007- 2013); Director and Chairman (2009-2021), United Fire Group, a publicly held company; Director, Public Member, American Board of Orthopaedic Surgery (2015-2020); Director (2000-2004), Alliant Energy; Director (1996-2015), The Gazette Company (media and publishing); Director (1997- 2003), Federal Reserve Bank of Chicago; President and Chief Operating Officer (1972-1995), SCI Financial Group, Inc., (regional financial services firm).
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III		142

∎ WILLIAM C. HUNTER			Dean Emeritus, formerly, Dean, Tippie College of Business, University of (2006-2012); Director of Well mark, Inc. (since 2009); past Director (2005-2015), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (2004-2018) of Xerox Corporation; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	2003 Class I		142

∎ AMY B. R. LANCELLOTTA			Formerly, Managing Director, Independent Directors Council (IDC) (supports the fund independent director community and is part of the Investment Company Institute (ICI), which represents regulated investment companies) (2006-2019); formerly, various positions with ICI (1989-2006); Member of the Board of Directors, Jewish Coalition Against Domestic Abuse (UCADA) (since 2020).
1959 333 W. Wacker Drive Chicago, IL 60606	Board Member	2021 Class II		142

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members (continued):

∎ JOANNE T. MEDERO			Formerly, Managing Director, Government Relations and Public Policy (2009-2020) and Senior Advisor to the Vice Chairman (2018-2020), BlackRock, Inc. (global investment management firm); formerly, Managing (Director, Global Head of Government Relations and Public Policy, Barclays Group (IBIM) (investment banking, investment management and wealth management businesses) (2006-2009); formerly, Managing Director, Global General Counsel and Corporate Secretary, Barclays Global Investors (global investment management firm) (1996-2006); formerly, Partner, Orrick, Herrington & Sutcliffe LLP (law firm) (1993-1995); formerly, General Counsel, Commodity Futures Trading Commission (government agency overseeing U.S. derivatives markets) (1989-1993); formerly, Deputy Associate Director/Associate Director for Legal and Financial Affairs, Office of Presidential Personnel, The White House (1986-1989); Member of the Board of Directors, Baltic-American Freedom Foundation (seeks to provide opportunities for citizens of the Baltic states to gain education and professional development through exchanges in the U.S.) (since 2019).
1954 333 W. Wacker Drive Chicago, IL 60606	Board Member	2021 Class III		142

∎ ALBIN F. MOSCHNER			Founder and Chief Executive Officer, Northcroft Partners, LLC, (management consulting) (since 2012); formerly, Chairman (2019), and Director (2012-2019), USA Technologies, Inc., (provider of solutions and services to facilitate electronic payment transactions); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., (consumer wireless services) including Consultant (2011- 2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004- 2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (telecommunication services) (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996) including Chief Executive Officer (1995-1996) of Zenith Electronics Corporation (consumer electronics).
1952 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class III		142

∎ JOHN K. NELSON			Member of Board of Directors of Core12 LLC. (private firm which develops branding, marketing and communications strategies for clients) (since 2008); served on The President’s Council of Fordham University (2010-2019) and previously a Director of the Curran Center for Catholic American Studies (2009- 2018); formerly, senior external advisor to the Financial Services practice of Deloitte Consulting LLP. (2012-2014); former Chair of the Board of Trustees of Marian University (2010-2014 as trustee, 2011-2014 as Chair); formerly Chief Executive Officer of ABN AMRO Bank N.V., North America, and Global Head of the Financial Markets Division (2007-2008), with various executive leadership roles in ABN AMRO Bank N.V. between 1996 and 2007.
1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II		142

Board Members & Officers (continued)

(Unaudited)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members (continued):

∎ MATTHEW THORNTON III			Formerly, Executive Vice President and Chief Operating Officer (2018-2019), Fed Ex Freight Corporation, a subsidiary of FedEx Corporation (“FedEx”) (provider of transportation, e-commerce and business services through its portfolio of companies); formerly, Senior Vice President, U.S. Operations (2006-2018), Federal Express Corporation, a subsidiary of FedEx; formerly, Member of the Board of Directors (2012-2018), Safe Kids Worldwide® (a non-profit organization dedicated to preventing childhood injuries). Member of the Board of Directors (since 2014), The Sherwin-Williams Company (develops, manufactures, distributes and sells paints, coatings and related products); Director (since 2020), Crown Castle International (provider of communications infrastructure).
1958 333 W. Wacker Drive Chicago, IL 60606	Board Member	2020 Class III		142

∎ MARGARET L. WOLFF			Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (legal services) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004), formerly, Chair (2015-2022) of the Board of Trustees of The John A. Hartford Foundation (philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.
1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class I		142

∎ ROBERT L. YOUNG			Formerly, Chief Operating Officer and Director, J.P.Morgan Investment Management Inc. (financial services) (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P.Morgan Funds; formerly, Director and various officer positions for J.P.Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (financial services) (formerly, One Group Dealer Services, Inc.) (1999-2017).
1963 333 W. Wacker Drive Chicago, IL 60606	Board Member	2017 Class II		142

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(2)	Principal Occupation(s) During Past 5 Years

Officers of the Funds:

∎ DAVID J. LAMB			Managing Director of Nuveen Fund Advisors, LLC (since 2019) Senior Managing Director (since 2021), formerly, Managing Director (2020-2021) of Nuveen Securities, LLC; Senior Managing Director (since 2021), formerly, Managing Director (2017-2021), Senior Vice President of Nuveen (2006-2017).
1963 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2015

∎ BRETT E. BLACK			Enterprise Senior Compliance Officer of Nuveen (since 2022); formerly, Vice President (2014-2022), Chief Compliance Officer (2017-2022), Deputy Chief Compliance Officer (2014-2017) of BMO Funds, Inc.
1972 333 W. Wacker Drive Chicago, IL 60606	Vice President and Chief Compliance Officer	2022

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(2)	Principal Occupation(s) During Past 5 Years

Officers of the Funds (continued):

∎ MARK J. CZARNIECKI			Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016); Managing Director (since 2022), formerly, Vice President (2017-2022) and Assistant Secretary (since 2017) of Nuveen Fund Advisors, LLC; Managing Director and Associate General Counsel (since January 2022), formerly, Vice President and Associate General Counsel of Nuveen (2013-2021); Managing Director (since 2022), formerly, Vice President (2018-2022), Assistant Secretary and Associate General Counsel (since 2018) of Nuveen Asset Management LLC.
1979 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2013

∎ DIANA R. GONZALEZ			Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2017); Vice President, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC (since 2022); Vice President and Associate General Counsel of Nuveen (since 2017); formerly, Associate General Counsel of Jackson National Asset Management (2012-2017).
1978 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2017

∎ NATHANIEL T. JONES			Senior Managing Director (since 2021), formerly, Managing Director (2017-2021), Senior Vice President (2016-2017), of Nuveen; Managing Director (since 2015) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016

∎ TINA M. LAZAR			Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.
1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002

∎ BRIAN J. LOCKHART			Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Senior Managing Director (since 2021), formerly, Managing Director (2017-2021), Vice President (2010-2017) of Nuveen; Head of Investment Oversight (since 2017), formerly, Team Leader of Manager Oversight (2015-2017); Chartered Financial Analyst and Certified Financial Risk Manager.
1974 333 W. Wacker Drive Chicago, IL 60606	Vice President	2019

∎ JOHN M. MCCANN			Managing Director and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2021); Managing Director, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC (since 2021); Managing Director (since 2021) and Assistant Secretary (since 2016) of TIAA SMA Strategies LLC; Managing Director (since 2019, formerly, Vice President and Director), Associate General Counsel and Assistant Secretary of College Retirement Equities Fund, TIAA Separate Account VA-1, TIAA-CREF Funds and TIAA-CREF Life Funds; Managing Director (since 2018), formerly, Vice President and Director, Associate General Counsel and Assistant Secretary of Teachers Insurance and Annuity Association of America, Teacher Advisors LLC and TIAA-CREF Investment Management, LLC; Vice President (since 2017), Associate General Counsel and Assistant Secretary (since 2011) of Nuveen Alternative Advisors LLC; General Counsel and Assistant Secretary of Covariance Capital Management, Inc. (2014-2017).
1975 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2022

∎ KEVIN J. MCCARTHY			Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly, Executive Vice President (2016-2017); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Fund Advisors, LLC, formerly, Co-General Counsel (2011-2020), Executive Vice President (2016-2017); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Asset Management, LLC, formerly, Associate General Counsel (2011-2020), Executive Vice President (2016-2017); formerly, Vice President (2007-2021) and Secretary (2016-2021) of NWQ Investment Management Company, LLC and Santa Barbara Asset Management, LLC; Vice President and Secretary of Winslow Capital Management, LLC (since 2010); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.
1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007

Board Members & Officers (continued)

(Unaudited)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(2)	Principal Occupation(s) During Past 5 Years

Officers of the Funds (continued):

∎ JON SCOTT MEISSNER			Managing Director of Mutual Fund Tax and Financial Reporting groups at Nuveen (since 2017); Managing Director of Nuveen Fund Advisors, LLC (since 2019); Senior Director of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC (since 2016); Senior Director (since 2015) Mutual Fund Taxation to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the CREF Accounts; has held various positions with TIAA since 2004.
1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2019

∎ DEANN D. MORGAN			President, Nuveen Fund Advisors, LLC (since 2020); Executive Vice President, Global Head of Product at Nuveen (since 2019); Co-Chief Executive Officer of Nuveen Securities, LLC since 2020); Managing Member of MDR Collaboratory LLC (since 2018); formerly, Managing Director, (Head of Wealth Management Product Structuring & COO Multi Asset Investing. The Blackstone Group (2013-2017).
1969 730 Third Avenue New York, NY 10017	Vice President	2020

∎ WILLIAM A. SIFFERMANN			Managing Director (since 2017), formerly Senior Vice President (2016-2017) of Nuveen.
1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017

∎ TREY S. STENERSEN			Senior Managing Director of Teacher Advisors LLC and TIAACREF Investment Management, LLC (since 2018); Senior Managing Director (since 2019) and Chief Risk Officer (since 2022), formerly Head of Investment Risk Management (2017-2022) of Nuveen; Senior Managing Director (since 2018) of Nuveen Alternative Advisors LLC.
1965 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2022

∎ E. SCOTT WICKERHAM			Senior Managing Director, Head of Public Investment Finance at Nuveen (since 2019), formerly, Managing Director; Senior Managing Director (since 2019) of Nuveen Fund Advisers, (LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) of the TIAA CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and Principal Financial Financial Officer, Principal Accounting Officer (since 2020) and Treasurer (since 2017) to the CREF Accounts; has held various positions with TIAA since 2006.
1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Controller	2019

∎ MARK L. WINGET			Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2008), and Nuveen Fund Advisors, LLC (since 2019); Vice President, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC (since 2020); Vice President (since 2010) and Associate General Counsel (since 2019), of Nuveen.
1968 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2008

∎ GIFFORD R. ZIMMERMAN			Managing Director and Assistant Secretary of Nuveen Securities, LLC (since 2022); Managing Director, Assistant Secretary and General Counsel (since 2022), formerly, Co-General Counsel (2011-2020) of Nuveen Fund Advisors, LLC; formerly, Managing Director (2004-2020) and Assistant Secretary (1994-2020) of Nuveen Investments, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2022) of Nuveen Asset Management, LLC; Vice President and Assistant Secretary (since 2022) of Winslow Capital Management, LLC: formerly, Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (2002-2020) and Santa Barbara Asset Management, LLC (2006-2020); Chartered Financial Analyst.
1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988

∎ RACHAEL ZUFALL			Managing Director (since 2017), Associate General Counsel and Assistant Secretary (since 2014) of the CREF Accounts, TIAA Separate Account VA-1, TIAA-CREF Funds and TIAA-CREF Life Funds; Managing Director (since 2017), Associate General Counsel and Assistant Secretary (since 2011) of Teacher Advisors LLC and TIAA-CREF Investment Management, LLC; Managing Director of Nuveen, LLC and of TlAA (since 2017).
1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2022

(1)

The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen complex.

(2)

Officers serve indefinite terms until their successor has been duly elected and qualified, their death or their resignation or removal. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen complex.

Notes

Notes

Notes

Nuveen:

Serving Investors for Generations

Since 1898, financial professionals and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professional, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/closed-end-funds

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com	EAN-D-1222D 2703043-INV-Y-02/24

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/fund-governance. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans, Albin F. Moschner, John K. Nelson and Robert L. Young, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Ms. Stone formerly served on the Board of Directors of CBOE Global Markets, Inc. (formerly, CBOE Holdings, Inc.), the Chicago Board Options Exchange, and the C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Moschner is a consultant in the wireless industry and, in July 2012, founded Northcroft Partners, LLC, a management consulting firm that provides operational, management and governance solutions. Prior to founding Northcroft Partners, LLC, Mr. Moschner held various positions at Leap Wireless International, Inc., a provider of wireless services, where he was as a consultant from February 2011 to July 2012, Chief Operating Officer from July 2008 to February 2011, and Chief Marketing Officer from August 2004 to June 2008. Before he joined Leap Wireless International, Inc., Mr. Moschner was President of the Verizon Card Services division of Verizon Communications, Inc. from 2000 to 2003, and President of One Point Services at One Point Communications from 1999 to 2000. Mr. Moschner also served at Zenith Electronics Corporation as Director, President and Chief Executive Officer from 1995 to 1996, and as Director, President and Chief Operating Officer from 1994 to 1995.

Mr. Nelson is on the Board of Directors of Core12, LLC. (since 2008), a private firm which develops branding, marketing, and communications strategies for clients. Mr. Nelson has extensive experience in global banking and markets, having served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008, ultimately serving as Chief Executive Officer of ABN AMRO N.V. North America. During his tenure at the bank, he also served as Global Head of its Financial Markets Division, which encompassed the bank’s Currency, Commodity, Fixed Income, Emerging Markets, and Derivatives businesses. He was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States and during his tenure with ABN AMRO served as the bank’s representative on various committees of The Bank of Canada, European Central Bank, and The Bank of England. Mr. Nelson previously served as a senior, external advisor to the financial services practice of Deloitte Consulting LLP. (2012-2014).

Mr. Young has more than 30 years of experience in the investment management industry. From 1997 to 2017, he held various positions with J.P. Morgan Investment Management Inc. (“J.P. Morgan Investment”) and its affiliates (collectively, “J.P. Morgan”). Most recently, he served as Chief Operating Officer and Director of J.P. Morgan Investment (from 2010 to 2016) and as President and Principal Executive Officer of the J.P. Morgan Funds (from 2013 to 2016). As Chief Operating Officer of J.P. Morgan Investment, Mr. Young led service, administration and business platform support activities for J.P. Morgan’s domestic retail mutual fund and institutional commingled and separate account businesses, and co-led these activities for J.P. Morgan’s global retail and institutional investment management businesses. As President of the J.P. Morgan Funds, Mr. Young interacted with various service providers to these funds, facilitated the relationship between such funds and their boards, and was directly involved in establishing board agendas, addressing regulatory matters, and establishing policies and procedures. Before joining J.P. Morgan, Mr. Young, a former Certified Public Accountant (CPA), was a Senior Manager (Audit) with Deloitte & Touche LLP (formerly, Touche Ross LLP), where he was employed from 1985 to 1996. During his tenure there, he actively participated in creating, and ultimately led, the firm’s midwestern mutual fund practice.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that KPMG LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with KPMG LLP the Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chair (or, in her absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

Fiscal Year Ended	Audit Fees Billed to Fund [1]	Audit-Related Fees Billed to Fund [2]	Tax Fees Billed to Fund [3]	All Other Fees Billed to Fund [4]
December 31, 2022	$69,378	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

December 31, 2021 [5]	$58,280	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

1 “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

3 “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

4 “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

5 NMAIF is a new shell that absorbed JTA, JTD & JDD on 11/19/2021

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

Fiscal Year Ended	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
December 31, 2022	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

December 31, 2021	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that KPMG LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP about any non-audit services that KPMG LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP’s independence.

Fiscal Year Ended	Total Non-Audit Fees Billed to Fund	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
December 31, 2022	$0	$0	$0	$0
December 31, 2021	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chair for her verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). As of the end of the period covered by this report, the members of the audit committee are Jack B. Evans, William C. Hunter, John K. Nelson, Judith M. Stockdale, Albin F. Moschner and Carole E. Stone, Chair.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”.) The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management”), Teachers Advisors LLC (“Teachers Advisors”) and Winslow Capital Management, LLC (“Winslow”), as Sub-Advisers to provide discretionary investment advisory services, respectively (Nuveen Asset Management, Teachers Advisors and Winslow are also collectively referred to as “Sub-Advisers”). As part of these services, the Adviser has also delegated to the Sub-Advisers the full responsibility for proxy voting on securities held in its portfolio and related duties in accordance with the Sub-Adviser’s policy and procedures. The Adviser periodically will monitor the Sub-Advisers’ voting to ensure that it is carrying out its duties. The Sub-Advisers’ proxy voting policies and procedures are attached to this filing as exhibits.

Teachers Advisors LLC (“Teachers Advisors”)

Proxy Voting Guidelines

The Fund has adopted policies and procedures to govern the Fund’s voting of proxies of portfolio companies. The Fund seeks to use proxy voting as a tool to promote positive returns for long-term shareholders. The Fund believes that sound corporate governance practices and responsible corporate behavior create the framework from which public companies can be managed in the long-term interests of shareholders.

As a general matter, the Fund’s Board has delegated to Teachers Advisors responsibility for voting proxies of the Fund’s portfolio companies in accordance with the Nuveen Proxy Voting Policies, attached as an Appendix to this filing.

Teachers Advisors has a dedicated team of professionals responsible for reviewing and voting proxies. In analyzing a proposal, in addition to exercising their professional judgment, these professionals utilize various sources of information to enhance their ability to evaluate the proposal. These sources may include research from third party proxy advisory firms and other consultants, various corporate governance-focused organizations, related publications and TIAA investment professionals. Based on their analysis of proposals and guided by the Nuveen Proxy Voting Policies, these professionals then vote in a manner intended solely to advance the best interests of the Fund’s shareholders. Occasionally, when a proposal relates to issues not addressed in the Nuveen Proxy Voting Policies, Teachers Advisors may seek guidance from the Fund’s Board or a designated committee thereof.

The Fund and Teachers Advisors believes that they have implemented policies, procedures and processes designed to prevent conflicts of interest from influencing proxy voting decisions. These include (i) oversight by TIAA’s Board of Trustees and or a designated committee thereof; (ii) a clear separation of proxy voting functions from external client relationship and sales functions; and (iii) the active monitoring of required annual disclosures of potential conflicts of interest by individuals who have direct roles in executing or influencing the Fund’s proxy voting (e.g., Teachers Advisors’ proxy voting professionals, a Trustee, or a senior executive of the Fund, Teachers Advisors or Teachers Advisors’ affiliates) by Teachers Advisors’ legal and compliance professionals.

There could be rare instances in which an individual who has a direct role in executing or influencing the Fund’s proxy voting (e.g., Teachers Advisors’ proxy voting professionals, a Trustee or a senior executive of the Fund, Teachers Advisors or Teachers Advisors’ affiliates) is either a director or executive of a portfolio company or may have some other association with a portfolio company. In such cases, this individual is required to recuse himself or herself from all decisions related to proxy voting for that portfolio company.

A record of all proxy votes cast for the Fund for the 12-month period ended June 30 can be obtained, free of charge, at www.tiaa.org, and on the SEC’s website at www.sec.gov.

Winslow Capital Management, LLC (“Winslow”)

Winslow, pursuant to Rule 206(4)-6  under the Investment Advisers Act of 1940, has adopted Proxy Voting Policies and Procedures pursuant to which it has undertaken to vote all proxies or other beneficial interests in an equity security prudently and solely in the best long-term economic interest of its advisory clients and their beneficiaries, considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.

Winslow will vote all proxies appurtenant to shares of corporate stock held by a plan or account with respect to which it serves as investment manager, unless the investment management contract expressly precludes Winslow, as investment manager, from voting such proxy.

Winslow has delegated the authority to vote proxies in accordance with its Proxy Voting Policies and Procedures to Institutional Shareholder Services Inc. (“ISS”), a third party proxy-voting agency. Winslow subscribes to ISS’s Implied Consent service feature. As ISS research is completed, the ISS Account Manager executes the ballots as Winslow’s agent according to the vote recommendations and consistent with the applicable ISS Proxy Voting Guidelines. If new material public information becomes available after ISS recommends a vote or ISS finds that a report contains a material error, ISS issues a proxy alert to inform Winslow of any corrections and, if necessary, any resulting changes in the vote recommendations. In casting its vote, Winslow reviews any updated information from ISS.

Winslow retains the ability to override any vote if it disagrees with ISS’s vote recommendation, and always maintains the option to review and amend votes before they are cast, except in the case of a conflict of interest. When there is an apparent conflict of interest, or the appearance of a conflict of interest, e.g., where Winslow may receive fees from a company for advisory or other services at the same time that Winslow has investments in the stock of that company, Winslow will follow the vote recommendation of ISS. Winslow retains documentation of all amended votes.

Although Winslow has affiliates that provide investment advisory, broker-dealer, insurance or other financial services, Winslow does not receive non-public information about the business arrangements of such affiliates (except with regard to major distribution partners of its investment products) or the directors, officers and employees of such affiliates. Therefore, Winslow is unable to consider such information when determining whether there are material conflicts of interests.

Winslow has adopted ISS Proxy Voting Guidelines. While these guidelines are not intended to be all-inclusive, they do provide guidance on the Sub-Adviser’s general voting policies. ISS’s website at http://www.issgovernance.com/policy-gateway/voting-policies provides access to all of the current ISS Proxy Voting Guidelines.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management”), Teachers Advisors LLC (“Teachers Advisors”) and Winslow Capital Management, LLC (“Winslow”), as Sub-Advisers to provide discretionary investment advisory services, respectively (Nuveen Asset Management, Teachers Advisors and Winslow are also collectively referred to as “Sub-Advisers”). The following section provides information on the portfolio managers at Nuveen Asset Management:

ITEM 8(a)(1). PORTFOLIO MANAGER BIOGRAPHIES

As of the date of filing this report, the following individuals at the Sub-Adviser (the “Portfolio Managers”) have primary responsibility for the day-to-day implementation of the registrant’s investment strategies:

Nathan Shetty, CFA, oversees Nuveen’s Multi-Asset team. Nathan joined the firm from UBS, where he was global co-head of portfolio management for Investment Solutions. Prior to that, he launched the Investment Solutions group at Mesirow Financial after having been a senior portfolio manager in the currency group. Prior to that, he was at Pareto Partners. He started in the industry in 2001. Nathan graduated with a Master of Science in Communication from Northwestern University, an M.B.A. from the University of Chicago and a Master of Science in Statistics from Texas A&M. He holds the CFA designation and FRM certification from the Global Association of Risk Professionals.

Anurag Dugar is a portfolio manager on Nuveen’s Multi-Asset portfolio management team. Prior to joining Nuveen in July 2017, Anurag worked at BlackRock where his primary responsibilities were portfolio management, multi-asset investment research and construction of model portfolios and investment solutions. Prior to BlackRock, Anurag worked at Mellon Capital Management as a senior research analyst in the Multi-Asset research group where he researched and developed fixed income models and strategies that were used in Mellon’s Global Fixed Income Hedge Fund and Global Opportunities Hedge Fund. Anurag graduated with a Masters in Computer Engineering from Texas A&M University and a Masters in Financial Engineering from University of California, Berkeley.

ITEM 8(a)(2). OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

Other Accounts Managed. In addition to managing the registrant, the Portfolio Managers are also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Nathan Shetty	Registered Investment Company	0	$0
	Other Pooled Investment Vehicles	1	$186.36 million
	Other Accounts	10	$256.10 million

Anurag Dungar	Registered Investment Company	0	$0
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	0	$0

*	Assets are as of December 31, 2022.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Conflicts of interest may also arise when the Sub-Adviser invests one or more of its client accounts in different or multiple parts of the same issuer’s capital structure, including investments in public versus private securities, debt versus equity, or senior versus junior/subordinated debt, or otherwise where there are different or inconsistent rights or benefits. Decisions or actions such as investing, trading, proxy voting, exercising, waiving or amending rights or covenants, workout activity, or serving on a board, committee or other involvement in governance may result in conflicts of interest between clients holding different securities or investments. Generally, individual portfolio managers will seek to act in a manner that they believe serves the best interest of the accounts they manage. In cases where a portfolio manager or team faces a conflict among its client accounts, it will seek to act in a manner that it believes best reflects its overall fiduciary duty, which may result in relative advantages or disadvantages for particular accounts.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Nuveen Asset Management or its affiliates, including TIAA, sponsor an array of financial products for retirement and other investment goals, and provide services worldwide to a diverse customer base. Accordingly, from time to time, a Fund may be restricted from purchasing or selling securities, or from engaging in other investment activities because of regulatory, legal or contractual restrictions that arise due to another client account’s investments and/or the internal policies of Nuveen Asset Management, TIAA or its affiliates designed to comply with such restrictions. As a result, there may be periods, for example, when Nuveen Asset Management will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which investment limits have been reached.

The investment activities of Nuveen Asset Management or its affiliates may also limit the investment strategies and rights of the Funds. For example, in certain circumstances where the Funds invest in securities issued by companies that operate in certain regulated industries, in certain emerging or international markets, or are subject to corporate or regulatory ownership definitions, or invest in certain futures and derivative transactions, there may be limits on the aggregate amount invested by Nuveen Asset Management or its affiliates for the Funds and other client accounts that may not be exceeded without the grant of a license or other regulatory or corporate consent. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of Nuveen Asset Management, on behalf of the Funds or other client accounts, to purchase or dispose of investments or exercise rights or undertake business transactions may be restricted by regulation or otherwise impaired. As a result, Nuveen Asset Management, on behalf of the Funds or other client accounts, may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when Nuveen Asset Management, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds.

ITEM 8(a)(3).	FUND MANAGER COMPENSATION

As of the most recently completed fiscal year end, the primary Portfolio Managers’ compensation is as follows:

Portfolio manager compensation consists primarily of base salary and variable components consisting of (i) a cash bonus; (ii) a long-term performance award; and (iii) participation in a profits interest plan.

Base salary. A portfolio manager’s base salary is determined based upon an analysis of the portfolio manager’s general performance, experience and market levels of base pay for such position.

Cash bonus. A portfolio manager is eligible to receive an annual cash bonus that is based on three variables: risk-adjusted investment performance relative to benchmark generally measured over the most recent one, three and five year periods (unless the portfolio manager’s tenure is shorter), ranking versus Morningstar peer funds generally measured over the most recent one, three and five year periods (unless the portfolio manager’s tenure is shorter), and management and peer reviews.

Long-term performance award. A portfolio manager is eligible to receive a long-term performance award that vests after three years. The amount of the award when granted is based on the same factors used in determining the cash bonus. The value of the award at the completion of the three-year vesting period is adjusted based on the risk-adjusted investment performance of Fund(s) managed by the portfolio manager during the vesting period and the performance of the TIAA organization as a whole.

Profits interest plan. Portfolio managers are eligible to receive profits interests in Nuveen Asset Management and its affiliate, Teachers Advisors, LLC, which vest over time and entitle their holders to a percentage of the firms’ annual profits. Profits interests are allocated to each portfolio manager based on such person’s overall contribution to the firms.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

ITEM 8(a)(4). OWNERSHIP OF NMAI SECURITIES AS OF DECEMBER 31, 2022

Name of Portfolio Manager	None	$1 - $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Nathan Shetty	X
Anurag Dugar	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15 (b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT

COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/fund-governance and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4) Change in registrant’s independent public accountant. Not applicable.

(b) If the report is filed under Section  13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section  1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section  18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Multi-Asset Income Fund

By (Signature and Title)	/s/ Mark L. Winget
Mark L. Winget
Vice President and Secretary

Date: March 9, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ David J. Lamb
David J. Lamb
Chief Administrative Officer
(principal executive officer)

Date: March 9, 2023

By (Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: March 9, 2023